Exhibit 10.1

DO NOT RECORD THIS DOCUMENT; A MEMORANDUM OF LEASE MAY BE RECORDED IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH 41.
UNITARY NET LEASE AGREEMENT
     LEASE AGREEMENT (the “Lease”) made as of this 13th day of January, 2011 by and between GTY NY LEASING, INC., a Delaware corporation (hereinafter called “Lessor”), having its principal office at 125 Jericho Turnpike, Suite 103, Jericho, New York 11753 and CPD NY ENERGY CORP., a New York corporation (hereinafter called “Lessee”), with an office at 536 Main Street, New Paltz, New York 12561.
STATEMENT OF INTENT
     This Lease constitutes a single, unitary, indivisible, non-severable lease of all the Premises (as hereinafter defined). This Lease does not constitute separate leases contained in one document each governed by similar terms. The use of the expression “unitary lease” to describe this Lease is not merely for convenient reference. It is the conscious choice of a substantive appellation to express the intent of the parties in regard to an integral part of this transaction. To accomplish the creation of an indivisible lease, the parties intend that from an economic point of view the Sites (as hereinafter defined) leased pursuant to this Lease constitute one economic unit and that the Fixed Annual Rent (as hereinafter defined) and all other provisions of this Lease have been negotiated and agreed to based on a demise of all the Sites covered by this Lease as a single, composite, inseparable transaction. Except as expressly provided in this Lease for specific isolated purposes (and in such cases only to the extent expressly so stated), all provisions of this Lease, including definitions, commencement and expiration dates, rental provisions, use provisions, renewal provisions, breach, default, enforcement and termination provisions and assignment and subletting provisions, shall apply equally and uniformly to all the Premises as one unit and are not severable. A default of any of the terms or conditions of this Lease occurring with respect to any Site shall be a default under this Lease with respect to all the Premises. Except as expressly provided in this Lease for specific isolated purposes (and in such cases only to the extent expressly so stated), the provisions of this Lease shall at all times be construed, interpreted and applied such that the intention of Lessor and Lessee to create a unitary lease shall be preserved and maintained. For the purposes of any assumption, rejection or assignment of this Lease under 11 U.S.C. Section 365 or any amendment or successor section thereof, this is one indivisible and non-severable lease dealing with and covering one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Premises covered hereby. The Lease is intended to be a true lease and not a secured financing for Lessee.
RECITAL
     Lessor hereby leases to Lessee and Lessee hereby hires from Lessor the Premises, for a Term and upon the conditions more particularly described below.
     NOW THEREFORE, in consideration of the foregoing statements, and the within covenants, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, permitted successors and assigns, hereby covenant and agree as follows:
     In addition to the capitalized words and phrases defined elsewhere in this Lease when first used, the following capitalized terms shall have the meanings ascribed to them below:

A. “Default Rate” shall mean an annual rate of interest equal to the greater of [***] provided, however, that in no event shall the Default Rate exceed the highest lawful rate of interest that may be charged on past due amounts under this Lease.
B. “Equipment” shall mean that certain equipment listed on Schedule “C” annexed hereto and by this reference made a part hereof and shall also include, to the extent not otherwise listed on Schedule “C”, any motor fuel dispensers and related consoles located at the Premises and any other Above Ground Components (as defined below).
C. “Fixed Annual Rent” shall have the meaning set forth on Schedule “B” annexed hereto and by this reference made a part hereof.
D. “Premises” shall mean the building(s), improvements and real property located in the State of New York (each a “Site” and collectively, the “Sites”), each as more fully described on Schedule “A-1” and Schedule “A-2” annexed hereto and by this reference made a part hereof, as the same may be amended from time to time, in accordance with and subject to the provisions of Section 44 of this Lease. Schedule “A-1” and Schedule “A-2” are sometimes collectively referred to herein as Schedule “A.”
E. “Primary Use” shall mean the operation of a service station and convenience store selling gasoline and/or diesel fuel, automobile repair services, sales of all motor fuel, petroleum, alternative fuels, ethanol and other fuel and fuel-related products, and related uses, which may include a car wash facility, if applicable, and sales of any legal goods or products typical of a convenience store with on-site fuel sales, including but not limited to the sale of prepared foods, dry goods, newspapers, magazines, sundry items, alcohol, tobacco and similar items, including a quick service restaurant; provided, however, that the term “Primary Use” shall not include, with respect to any Site, any use which is prohibited by (i) the certificate of occupancy pertaining to such Site and/or zoning rules and regulations applicable to such Site and/or (ii) any restrictions set forth in any instrument governing such Site, including, without limitation, any deed restriction, restrictive covenant, easement or declaration in effect as of the date of this Lease and any Approved Easement (as hereinafter defined).
F. “PSA Documents” shall mean collectively, as the same may be amended from time to time, (i) that certain Sale and Purchase Agreement dated as of July 29, 2010 (the “PSA”) by and between ExxonMobil Oil Corporation and Exxon Mobil Corporation (collectively “Seller”) and CPD Properties NY, LLC (“CPD Properties”), as amended by a First Amendment to Sale and Purchase Agreement (Retail Marketing Assets), on or about the date hereof, as further amended by a Second Amendment to Sale and Purchase Agreement (Retail Marketing Assets), dated on or about the date hereof, as further amended by a Third Amendment to Sale and Purchase Agreement (Retail Marketing Assets), dated on or about the date hereof , as further amended by a Fourth Amendment to Sale and Purchase Agreement (Retail Marketing Assets), dated on or about the date hereof, as further amended by a Fifth Amendment to Sale and Purchase Agreement (Retail Marketing Assets), dated on or about the date hereof, and as assigned by CPD Properties to Lessee by a Partial Assignment and Assumption Agreement, dated on or about the date hereof, with respect to the sale and purchase of certain service station properties and other property located in the State of New York, (ii) the Remediation Agreement (defined below in Section 22(c)), (iii) the Conveyance Documents (as defined in Section 1 below), (iv) that certain Remediation Agreement, dated on or about the date hereof (the “Remediation Funding Agreement”), by and among Seller, Lessee and Wells Fargo Bank, National Association, (v) that certain Upgrade Escrow Agreement, dated on or about the date hereof (the “Escrow Agreement”), by and among Seller, Lessee and Stewart Title Guaranty Company, and (vi) without limiting the specific agreements detailed in the foregoing

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

2

clauses (i) through (v) inclusive any and all written agreements executed by Seller, Guarantor, Lessor or Lessee in connection with the transactions contemplated by the terms of this Lease.
G. “Renewal Option” shall have the meaning set forth in Section 6 of this Lease.
H. “Term” shall mean, initially, the period of time commencing on the date hereof (the “Commencement Date”), and ending on January 31, 2026 (the “Expiration Date”) and shall also include the Renewal Term(s) unless Lessee does not properly extend the Term of this Lease in accordance with the provisions hereof.
I. “USTs” shall mean the underground storage tanks and related piping owned by Lessee and more particularly described on Schedule “D” annexed hereto and by this reference made a part hereof. “UST Systems” shall mean the USTs, together with all underground components of the fuel storage and delivery system, including fittings, pumps, below ground meters, and below ground components of automatic tank gauging systems and leak detection systems, and all other related ancillary below ground equipment and systems owned by Lessee; provided, however, that for purposes of clarity: (1) the UST Systems will not include the Above Ground Components (hereinafter defined), and (2) the Above Ground Components will constitute part of the Equipment. For the purposes of this Lease, the term “Above Ground Components” shall mean any motor fuel dispensers and related consoles located at the Premises and any component(s) of the fuel storage and delivery system and related equipment that is/are located above ground, including, without limitation, hoses, nozzles, and above ground components of the automatic tank gauging systems and leak detection systems.
1. SALE-LEASEBACK. Lessee is acquiring the Premises as of the date of this Lease in accordance with the terms and conditions of the PSA Documents and is selling and transferring the Premises to Lessor by special warranty deeds, lease assignment agreements and bills of sale (collectively, the “Conveyance Documents”) and is leasing back from Lessor the Premises in accordance with the terms of this Lease. Lessor hereby demises and lets to Lessee and Lessee hereby leases from Lessor on a triple net basis, the Premises and the Equipment, pursuant to the terms, conditions and limitations set forth herein. This Lease is intended to be a unitary triple net Lease, covering certain distinct Sites on Schedule “A” (as the same may be amended from time to time pursuant to this Lease), all of which comprise the Premises. Neither Lessee nor Lessor shall be permitted to take, maintain or initiate any action which would or could, in any manner, cause this Lease to be viewed as demising less than all of the Sites. Lessee hereby agrees to comply with all provisions of the PSA Documents with respect to the Premises. The Lease contemplates that the purchase by Lessee, and the sale and leaseback of the Sites comprising the Premises to Lessor shall occur simultaneously. Lessee hereby represents and warrants to Lessor that it has complied with all of its obligations under the PSA Documents with respect to the Premises through the date of this Lease and covenants and agrees that it shall comply with all of its obligations under the PSA Documents with respect to the Premises from and after the date of this Lease. Lessee hereby acknowledges and agrees that it shall not default in the performance of its obligations under any of the PSA Documents (including specifically, the PSA, the Remediation Agreement, the Remediation Funding Agreement, and the Escrow Agreement) with respect to the Premises beyond applicable notice and cure periods, and that it shall promptly provide to Lessor any default notices it receives from Seller under the PSA Documents. Of the Sites comprising the Premises, certain of the Sites or portions of certain of the Sites, as applicable, are owned by Seller and are being conveyed in fee simple by deed, and are described on Schedule “A-1” (the “Fee Owned Sites”), and certain of the Sites or portions of certain of the Sites, as applicable, are leased or subleased by Seller and are being transferred by lease assignment agreements, and are described on Schedule “A-2” (the “Leased Sites”). This Lease is and shall be subject and subordinate to the terms of the overleases, whether leases or subleases, for the Leased Sites (the “Prime Leases”), which are hereby incorporated herein by this reference. The provisions of this Section 1 shall survive the execution and delivery of this Lease.

3

2. TERM. The initial term of this Lease shall commence on the Commencement Date and expire on the Expiration Date (the “Initial Term”), as the same may be extended pursuant to Section 6 of this Lease.
3. FIXED ANNUAL RENT. (a) Lessee shall pay the Fixed Annual Rent for the Premises. Monthly installments of Fixed Annual Rent shall be due and payable in advance on the first business day of each month during the Term without notice or demand and without any abatement, setoff or deduction whatsoever. Such payments by Lessee to Lessor shall be effected by electronic funds transfers (debit entries) initiated by Lessor to Lessee’s bank account, and Lessee hereby authorizes Lessor to effect such payments in such manner as such amounts become due. At Lessor’s request from time to time, Lessee shall provide all necessary authorities and permissions to allow Lessor to initiate electronic funds transfers for payment of Fixed Annual Rent with the intention that funds transfer to Lessor on the first business day of each month. Lessee shall not be in default of its obligation to pay Fixed Annual Rent if payment is being made by electronic funds transfers intended to be initiated by Lessor pursuant to the provisions hereof and Lessor fails to initiate such electronic funds transfer. Lessor shall endeavor to provide a courtesy notice to Lessee of the amount to be drafted by Lessor approximately five (5) days prior to the transfer.
At any time and from time to time, upon notice from Lessor to Lessee, Lessor may elect instead to have Lessee itself initiate and pay all amounts payable under this Lease by electronic funds transfer or wire transfer of immediately available funds to the following account for Lessor:
CREDIT: Getty Properties Corp.
ABA#: 021000021
ACCOUNT Number: 893-110612
     (b) Commencing on the third (3rd) anniversary of the Commencement Date, and on every third (3rd) anniversary of the Commencement Date thereafter during the Term of this Lease, including Renewal Terms (each, an “Adjustment Date”), the Fixed Annual Rent then in effect shall be increased by [***].
     (c) If this Lease commences or terminates on a day which is not the first or the last day of the month, as the case may be, then Fixed Annual Rent for the month in which this Lease commences or terminates shall be prorated. Lessee agrees that if any monthly installment of Fixed Annual Rent shall be due and unpaid for five (5) business days after Lessee receives written notice from Lessor, Lessor shall then have the right to terminate this Lease, subject to the terms and provisions of Section 24 below and pursue its remedies at law or in equity in accordance with the terms of this Lease, including eviction, ejectment or dispossession, under Section 24 of this Lease or otherwise.
4. ADDITIONAL RENT. (a) Lessee shall also pay and discharge, as additional rent, all other amounts, liabilities and obligations of whatsoever nature relating to the Premises, including, without limitation, all amounts, liabilities and obligations payable under the Prime Leases, before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, including all taxes, assessments, licenses and permit fees, charges for public utilities, and all governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which during the Term may have been, or may be assessed, levied, confirmed, imposed upon or become due and payable out of or in respect of, or become a lien on the Premises or any part thereof. Notwithstanding the foregoing, Lessee shall not be responsible for payment of the following: fees, costs and expenses related to debt service on any indebtedness of Lessor, including, without limitation,

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

4

principal and interest; income taxes assessed against Lessor, or capital levy, franchise, business license, estate succession or inheritance taxes of Lessor; and obligations or liabilities created by Lessor subsequent to the Commencement Date without the prior written consent of Lessee or other than as set forth or contemplated by this Lease (it being expressly understood that this Lease requires that Lessee shall be responsible for, without limitation, all covenants and requirements set forth in any deed pertaining to the Premises which evidenced conveyance of the Premises to Lessee immediately prior to Lessee conveying the Premises to Lessor, as well as all easements recorded against the Premises from and after the date of this Lease with Lessee’s prior written consent, which consent shall not be unreasonably withheld or delayed). Additional rent shall include, without limitation, the costs of utilities, real property impositions, costs arising under any easements, restrictions, or other similar agreements affecting the Premises as of the Commencement Date, including all covenants and requirements set forth in the any deed pertaining to the Premises which evidenced conveyance of the Premises to Lessee immediately prior to Lessee conveying the Premises to Lessor, or any similar agreement required by law, or required to be granted by a public utility providing municipal services to the Premises, or otherwise arising after the date hereof and consented to in writing by Lessee, which consent shall not be unreasonably withheld or delayed (each, an “Approved Easement”), and all interest and penalties that may accrue thereon (unless accrued due to Lessor’s act or omission) in the event of Lessee’s failure to pay such amounts when due, and all damages, costs and expenses which Lessor may incur by reason of any default of Lessee or failure on Lessee’s part to comply with the terms of this Lease, all of which Lessee hereby agrees to pay upon demand or as is otherwise provided herein. Upon any failure on the part of Lessee to pay any of the additional rent, which failure continues for ten (10) days after written notice from Lessor, Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Fixed Annual Rent. Fixed Annual Rent and additional rent sometimes are referred to in this Lease, collectively, as “Rent”. If Lessee cannot perform any of the obligations under any Prime Lease without the assistance of Lessor (e.g., a notice to be sent under a Prime Lease must be sent by Lessor, as the party to the Prime Lease), then Lessor, at no out of pocket expense to Lessor, shall reasonably cooperate with Lessee to facilitate such performance of such obligation by Lessee.
     (b) Lessee shall pay and discharge any additional rent referred to in Section 4(a) when the same shall become due; provided that amounts which are billed to Lessor or any third party, but not to Lessee, shall be paid within fifteen (15) days after Lessor’s demand for payment thereof. Lessor agrees that in the event a bill is provided to Lessor for amounts Lessee is obligated to pay hereunder, Lessor shall promptly remit such bill to Lessee and Lessee shall pay such amounts as and when due, provided that if Lessee fails to pay such amount within fifteen (15) days of the date due, Lessor may, at its option, pay such amount and Lessee shall reimburse Lessor for such amount as additional rent hereunder within fifteen (15) days after demand.
5. NET LEASE. This Lease is intended to be and shall be deemed and construed to be an absolutely “net lease” and Lessee shall pay to Lessor, absolutely net throughout the Term, the Fixed Annual Rent, free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction or set-off whatsoever and under no circumstances or conditions, whether now existing or hereafter arising, or whether beyond the present contemplation of the parties, shall Lessor be expected or required to make any payment of any kind whatsoever or be under any other obligation or liability hereunder, except as otherwise expressly set forth in this Lease. Lessee shall pay all costs, expenses and charges of every kind and nature relating to the Premises before and after the Commencement Date (except for the expenses related to any indebtedness of Lessor), including, without limitation, real property taxes, personal property taxes, use taxes and any sales taxes, which may arise or become due or payable during or after (but attributable to a period falling prior to or within) the Term, whether such amounts are ordinary or extraordinary and irrespective as to whether such amounts could have been reasonably anticipated by the parties. Except as otherwise provided in this Lease, the obligations of Lessee hereunder shall not be affected by reason of any damage to or destruction of the

5

Premises or any part thereof, any taking of the Premises or any part thereof or interest therein by condemnation or otherwise, any prohibition, limitation, restriction or prevention of Lessee’s use, occupancy or enjoyment of the Premises or any part thereof, or any interference with such use, occupancy or enjoyment by any person or for any reason, any interruption or failure of utilities servicing the Premises, any matter affecting title to the Premises, any eviction by paramount title or otherwise (unless as a direct result of the gross negligence and/or willful misconduct of Lessor), the impossibility of performance by Lessor, Lessee or both, any action of any governmental authority, Lessee’s acquisition of ownership of all or part of the Premises (unless this Lease shall be terminated by a writing signed by all parties, including any mortgagee, having an interest in the Premises), or any other cause whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge thereof and whether or not such cause shall now be foreseeable, except with respect to such of the foregoing arising out of any default hereunder by Lessor or any action or failure to act by Lessor or, in any such case, any entity controlled by, controlling or under common control with Lessor, or any employee or contractor of Lessor or any such affiliated entity. The parties intend that the obligations of Lessee under this Lease shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations have been modified or terminated pursuant to an express provision of this Lease. Without limiting the foregoing, Lessee, at its sole cost and expense, shall perform the work and otherwise comply with the obligations set forth on Schedule “F” attached hereto and by this reference made a part hereof.
6. RENEWAL OPTION. (a) Provided that this Lease is not previously cancelled or terminated, and provided that Lessee is not in default hereunder beyond the expiration of any applicable notice, grace and cure period, the Term of this Lease shall be automatically extended for three (3) consecutive renewal terms of ten (10) years each (each, a “Renewal Term”), unless, with respect to any Renewal Term, Lessee provides irrevocable written notice to Lessor electing not to exercise the renewal option (herein, a “Renewal Option”) applicable to such Renewal Term in accordance with the provisions of this Section 6. The Renewal Option applicable to each Renewal Term shall be automatically elected for such Renewal Term only if (x) Lessee is not in default hereunder beyond the expiration of any applicable notice, grace and cure period, on the date of automatic exercise of the Renewal Term and on the date that such Renewal Term commences and (y) Lessee shall have exercised all prior Renewal Options under this Lease. Furthermore, in no event shall any Renewal Option be effective for any Renewal Term for less than all of the Sites then comprising the Premises covered by this Lease. Further, once Lessee provides irrevocable written notice to Lessor electing not to exercise the Renewal Option for any particular Renewal Term, then Lessee shall no longer be permitted or entitled to, and shall be deemed to have waived, any other then remaining Renewal Term.
     (b) The Fixed Annual Rent to be paid by Lessee during each of the Renewal Terms shall be as described in Section 3 of this Lease, subject to escalations described in Section 3 of this Lease. For example, if Lessee exercises the first Renewal Option, the Fixed Annual Rent shall increase on the first day of the first Renewal Term, and each third (3rd) anniversary thereof, as provided in Section 3(b).
     (c) Lessee shall notify Lessor in writing of its election not to extend the Term of this Lease for the Renewal Terms at least eighteen (18) months prior to the date of expiration of the Initial Term or the Renewal Term then in effect, and such notice shall be given in the manner hereinafter provided. Under no circumstances shall Lessee be entitled to renew this Lease for less than all Sites comprising the Premises as set forth on Schedule “A” attached hereto and by this reference made a part hereof (as same may be amended from time to time pursuant to the terms of this Lease). Time shall be of the essence as to the giving of notices under this Section 6.
     (d) If Lessee elects not to renew this Lease by providing written notice to Lessor pursuant to this Section 6, or if an Event of Default occurs and is continuing, then Lessor will have the right during the remainder of the Term then in effect and, in any event, Lessor will have the right during the last eighteen (18) months of the Term, to (i) advertise the availability of the Premises for sale or reletting and

6

to erect upon the Premises signs indicating such availability and (ii) show the Premises to prospective purchasers or tenants or their agents at such reasonable times as Lessor may select.
7. IMPOSITIONS. (a) Lessee will pay and discharge when due: all taxes (including real and personal property, franchise, sales, use, gross receipts and rent taxes); all charges for any easement agreement in effect as of the date of this Lease and with respect to any Approved Easement; all assessments and levies; all fines, penalties and other costs in connection with noncompliance with any applicable law (unless such amounts are payable solely as a result of the gross negligence or willful misconduct of Lessor); all permit, inspection and license fees; all rents and charges for water, sewer, utility and communication services; all rents and other charges payable under the Prime Leases; all ground rents and all other public charges, imposed upon or assessed against (i) Lessee, (ii) Lessee’s interest in the Premises, (iii) the Premises, (iv) Lessor as a result of or arising in respect of the acquisition, ownership, occupancy, leasing, use, possession or sale of the Premises, any activity conducted on the Premises, or the rent, or (v) any lender by reason of any note, mortgage, assignment or other document evidencing or securing a loan with respect to the Premises (collectively, “Impositions”); provided that nothing herein shall obligate Lessee to pay (A) income, excess profits or other taxes of Lessor (or any lender) or other charges or assessments imposed upon Lessor (or any lender to Lessor) which are determined on the basis of Lessor’s (or such lender’s) net income, net worth or organizational status (such as fees, charges or penalties imposed upon national banks by the FDIC, Office of Thrift Supervision, Comptroller of the Currency or similar regulatory agencies) (unless such taxes are in lieu of or a substitute for any other tax, assessment or other charge upon or with respect to the Premises which, if it were in effect, would be payable by Lessee under the provisions hereof or by the terms of such tax, assessment or other charge), (B) any estate, inheritance, succession, gift or similar tax imposed on Lessor or (C) any capital gains tax imposed on Lessor in connection with the sale of the Premises to any person. Upon expiration of the Term (or any earlier termination of this Lease), Lessee shall pay Lessor for unpaid taxes which are due or payable during the Term up to and including such date that shall become due and owing thereafter. Lessor shall make a reasonable estimate of such unpaid taxes based on the prior year’s tax bills, and shall perform a reconciliation promptly after the actual information becomes available. In the event that any ad valorem or other future real property tax (“Future Tax”) is decreed or characterized by law as an income tax and Lessee is thereby prohibited by any applicable law from paying such Future Tax pursuant to this Section 7(a), Lessor and Lessee agree that Fixed Annual Rent shall be adjusted by the amount necessary to provide Lessor the same net yield as Lessor would have received but for the implementation or characterization of such Future Tax. Prior to or on the date the Future Tax takes effect, Lessor shall provide Lessee with notice of the revised Fixed Annual Rent under this Lease. Lessor shall have the right to require Lessee to pay, together with scheduled installments of Fixed Annual Rent, the amount of the gross receipts or rent tax, if any, payable with respect to the amount of such installment of Fixed Annual Rent. If any Imposition may be paid in installments without interest or penalty, Lessee will have the option to pay such Imposition in installments, provided such option to pay any Imposition in installments shall not hinder or prevent Lessor from exercising any of its rights set forth in this Lease. Lessee shall prepare and file all tax reports required by governmental authorities which relate to the Impositions, and Lessor shall reasonably cooperate with Lessee regarding such preparation at Lessee’s sole cost and expense. Lessee shall deliver to Lessor (1) copies of all settlements and notices pertaining to the Impositions which may be issued by any governmental authority within ten (10) days after Lessee’s receipt thereof, (2) receipts for payment of all taxes required to be paid by Lessee hereunder within thirty (30) days after the due date thereof and (3) receipts for payment of all other Impositions within ten (10) days after Lessor’s request therefor.
     (b) At Lessor’s option, Lessee shall pay to Lessor or Lessor’s lender, as the case may be, such amounts (each an “Escrow Payment”) monthly or as required by Lessor or such lender that there shall be in an escrow account an amount sufficient to pay as they become due the Escrow Charges that will accrue over such period of time as Lessor or such lender shall reasonably require. Lessor shall use commercially reasonable efforts to negotiate for its loan documents with its lender to not require escrow

7

deposits with respect to Impositions. As used herein, “Escrow Charges” means real estate taxes and assessments on or with respect to the Premises or payments in lieu thereof and premiums on any insurance required by this Lease, payments due under any Approved Easement or otherwise the responsibility of Lessee under the terms of this Lease and any reserves for capital improvements, deferred maintenance, repair and/or tenant improvements required by Lessor or such lender. Lessor will determine the amount of the Escrow Charges (it being agreed that if required by a lender, such amount shall equal any corresponding escrow installments required to be paid by Lessor) and the amount of each Escrow Payment. No interest thereon will be due or payable to Lessee, and any interest earned on the Escrow Account shall be deemed income to Lessor, or its lender. Lessor will apply the Escrow Payments to the payment of the Escrow Charges in such order or priority as Lessor or such lender shall determine or as required by law. If at any time the Escrow Payments theretofore paid to Lessor shall be insufficient for the payment of the Escrow Charges, Lessee, within ten (10) days after Lessor’s demand therefor, shall pay the amount of the deficiency to Lessor. If Lessor fails to make any payment for which Escrow Payments are sufficiently held by Lessor, and such failure results in a penalty or imposition payable by Lessor or Lessee with respect to the Premises, Lessor shall be responsible for paying such penalty or impositions. Promptly after the expiration of the Term of this Lease, Lessor shall refund to Lessee any amounts remaining in the Escrow Account which Lessee is entitled to receive.
     (c) Lessee agrees to notify Lessor immediately of any changes to the amounts, schedules, instructions for payment of any Impositions and premiums on any insurance held under this Lease of which Lessee has obtained knowledge and authorizes Lessor to obtain the bills for Impositions or Escrow Charges directly from the appropriate authority or entity; provided, however, that in no event shall Lessor’s obtaining the bills interfere with Lessee’s receipt of the bills directly from the appropriate authority or entity.
     (d) All such payments when due shall be deemed to be additional rent due hereunder. Should Lessor seek a reduction in the assessed valuation of the Premises or contests any Impositions on the Premises, Lessee shall consent to Lessor’s right to seek said reduction and if Lessor seeks a reduction in the assessed valuation of the Premises or contests any Impositions on the Premises at the request of the Lessee then Lessee shall reimburse Lessor for any actual costs associated with Lessor’s efforts. Sums payable under this Section shall be prorated for any partial Lease year.
     (e) Lessee, at Lessee’s sole cost and expense, shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises or to contest any Impositions that are to be paid by Lessee; provided, however, that Lessee shall (i) give Lessor written notice of any such intention to contest at least thirty (30) days before any delinquency could occur; (ii) indemnify and hold Lessor harmless from all liability on account of such contest; (iii) take such action as is necessary to remove the effect of any lien which attached to the Premises or the improvements thereon due to such contest, or in lieu thereof, at Lessor’s election, furnish Lessor with adequate security for the amount of the taxes due plus interest and penalties; and (iv) in the event of a final determination adverse to Lessee prior to enforcement, foreclosure or sale, pay the amount involved together with all penalties, fines, interest costs, and expenses which may have accrued. Lessee may use any means allowed by statute to protest taxes or utility charges as defined in this Section as long as Lessee remains current as to all other terms and conditions of this Lease. If the protested taxes have not been paid, then at Lessor’s request Lessee shall furnish to Lessor a surety bond issued by an insurance company qualified to do business in the state where the Premises is located. The amount of the bond shall equal 110% of the total amount of the taxes in dispute. The bond shall hold Lessor and the Premises harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered. If Lessee seeks a reduction or contests any taxes or utility charges, the failure on Lessee’s part to pay the taxes or utility charges shall not constitute a default as long as Lessee complies with the provisions of this Section.

8

     (f) Lessor shall not be required to join in any proceeding or contest brought by Lessee unless the provisions of the law require that the proceeding or contest be brought by or in the name of Lessor or the owner of the Premises. In that case, Lessor shall join in the proceeding or contest or permit it to be brought in Lessor’s name as long as Lessor is not required to bear any cost.
8. UTILITIES. (a) Lessee shall pay directly to the appropriate authority, all charges for gas, electricity, telephone, cable, heat and hot and cold water used and/or consumed at the Premises.
     (b) Lessor shall not be required to furnish light, electricity, heat or any other services to the Premises. Lessor shall not be liable to Lessee or any other person or persons, firms, associations, corporations or entities for any failure of the water supply, electricity, gas or any other service in and about the Premises or for injury or damages to persons or property caused by any such failure or caused by the elements or by any other person in and about the Premises, or which might result from leakage or flow of any system, gas, electricity, water, rain, ice or snow from any part of the Premises or portion thereof or from the streets adjacent thereto, nor shall Lessor be liable for any latent defects in or on the Premises, buildings and appurtenances thereto, including the sidewalks on or adjacent to the Premises.
9. USE; BRANDING. (a) Lessee shall use and occupy each of the Sites comprising the Premises for the Primary Use, in compliance with all zoning regulations, the building code and all applicable laws, rules and regulations and as set forth in this Lease. Lessee must obtain, at its own expense, all government licenses and permits required for the lawful conduct of Lessee’s business on the Premises and Lessee will, at all times, comply with the terms of such licenses and permits. Lessee shall not change the current use of the Premises without first obtaining Lessor’s prior written consent, which consent shall not be unreasonably withheld so long as the proposed change is to a use that is included within the definition of Primary Use hereinabove set forth. Without limiting the foregoing, any withholding by Lessor of consent to a proposed change in use to a use that is included within the definition of the Primary Use shall be deemed reasonable if, in Lessor’s good faith judgment, such proposed change would result in a diminution in the value of the Site. As to all other proposed changes to the current use of the Premises, Lessor’s consent may be withheld in its sole and absolute discretion. Lessee shall not engage in any practices or activities which would injure, damage, or otherwise cause a diminution in the value of the Premises or any Site constituting same. Lessee shall keep, and shall cause any occupant at the Premises to keep, all such licenses and permits in full force and effect for the Primary Use of the Premises and shall not permit any activity to occur on the Premises in violation thereof or in violation of the certificates of occupancy or certificates of use or the equivalent thereof, for the Primary Use of the Premises, or for any change in use to which Lessor has consented. Upon receipt of written request from Lessor, Lessee shall provide Lessor with copies of all government licenses and permits in effect for the particular Site or Sites. Without limiting any of the obligations of Lessee hereunder, Lessee shall comply with all provisions of the PSA Documents relating to branding requirements with respect to all of the Sites, including, without limitation, the requirements set forth in Article IV of the PSA.
     (b) Lessee shall not use or occupy or permit the Premises to be used or occupied, nor do or permit anything to be done in or on the Premises, in a manner which would or might (i) violate any Governmental Regulations (as defined below), (ii) make void or voidable or cause any insurer to cancel any insurance required by this Lease, or make it difficult or impossible to obtain any such insurance at commercially reasonable rates, (iii) make void or voidable, cancel or cause to be cancelled or release any warranties, (iv) cause structural injury to any of the improvements or (v) constitute a public or private nuisance or waste.
     (c) Lessee shall have no right whatsoever (by virtue of this Lease) to use the “Getty” trade name or trademark in connection with its goods or its business or otherwise.

9

10. LESSEE’S PERSONAL PROPERTY. (a) Lessee shall have the right to decorate the Premises and affix signs customarily used in its business upon the windows, doors, interior and exterior walls of the Premises, and such free-standing signs as are customarily used in the conduct of business permitted under this Lease in the manner and locations reasonably acceptable to Lessor and as are authorized by any governmental authority having jurisdiction over the Premises and permitted by any covenants, conditions and restrictions encumbering the Premises. Upon the expiration or earlier termination of this Lease, subject to Section 19 of this Lease, Lessee shall remove such signs; provided, however, that in no event may Lessee remove freestanding signage (such as pole-mounted or monument signs) or any signage affixed to any exterior wall of the Premises (or on any canopy) without Lessor’s prior written consent. If any such signage bears the refiner’s (e.g., ExxonMobil’s) trademarks and such refiner requires that such signage be returned to such refiner, then Lessor’s consent to such removal shall not be unreasonably withheld; provided, however, that Lessee shall take such steps as may be necessary to protect (or “grandfather”) the continued use of such signage (e.g., installing a temporary blank sign panel) so that such signage rights are not lost. Lessee promptly shall make such repairs and restoration of the Premises as are reasonably necessary to repair any damage to the Premises from the removal of the signs. All work performed by Lessee in or about the Premises shall comply at all times with all applicable laws and no alteration shall devalue any of the Sites.
     (b) During the Term, Lessee may, at Lessee’s expense, place or install such furniture, trade fixtures, equipment machinery, furnishings, face plates of signage and other articles of movable personal property including, without limitation, but otherwise expressly subject to all of the other terms and conditions of this Lease pertaining to same, UST Systems (collectively, “Lessee’s Personal Property”) on the Premises as may be needed for the conduct of Lessee’s business in accordance with all applicable laws and regulations. It is expressly understood that the term “Lessee’s Personal Property” as used herein shall not include the Equipment, and shall in no event extend to leasehold improvements, fixtures or similar “vanilla box” items such as light fixtures, HVAC equipment, refrigerators, walk-in coolers, freezers, automotive lifts or other fixtures and equipment permanently affixed to the Premises, which shall at all times be Lessor’s property. Lessee shall cause all Equipment and UST Systems to be free and clear of any lien, encumbrance or other security interest at all times during the Term of this Lease. Lessee shall not transfer, assign, encumber, or attempt to, or purport to, allow any transfer, assignment, lien, encumbrance or security interest to be granted or filed with respect to any portion of (i) the Equipment, or (ii) the UST Systems.
     (c) At the expiration or earlier termination of this Lease, and provided that there is no Event of Default then continuing beyond applicable cure periods, Lessee’s Personal Property may be removed from the Premises, at the option of Lessee. In the alternative, at the expiration or earlier termination of this Lease, Lessor may require Lessee to remove Lessee’s Personal Property from the Premises. Lessee immediately shall make such repairs and restoration of the Premises as may be necessary to repair any damage to the Premises from the removal of Lessee’s Personal Property. Any of Lessee’s Personal Property not so removed shall be deemed abandoned, and Lessor may cause such property to be removed from the Premises and disposed of at Lessee’s expense. The provisions of this Section shall survive the expiration or termination of this Lease.
     (d) Notwithstanding anything to the contrary set forth in this Lease and the provisions of Section 10(c) above, Lessor shall have the right, in its sole discretion, exercisable by written notice to Lessee to such effect delivered not less than six (6) months prior to the expiration of this Lease (or as soon as is practical in the event of an earlier termination of this Lease or upon an Event of Default), to require Lessee to leave in place at any of the Sites, and to convey to Lessor (or its assignee or designee) for $10.00 with respect to each Site, all or any selected components of any or all of the UST Systems (or the replacements therefor) at the Premises. If Lessor (or its assignee or designee) elects to purchase the UST Systems, or any selected components thereof, at all or any one or more of the Sites, then (i) the UST Systems (or such selected components) shall be delivered to Lessor (or its assignee or designee) in proper

10

working order and condition and in full compliance with all Governmental Regulations and Environmental Laws (as defined in Section 12 below) and such condition shall be evidenced by tank and line tightness and functionality tests performed by reputable and qualified contractors, at Lessee’s expense, no earlier than ten (10) days prior to the conveyance of such items to Lessor (or its assignee or designee), (ii) the UST Systems (or such selected components) shall be delivered to Lessor (or its assignee or designee) free and clear of any lien, charge, encumbrance or other financing device, and (iii) Lessee shall provide Lessor (or its assignee or designee) with a bill of sale with respect to the UST Systems (or such selected components) conveying the same in the condition required by the terms of this subsection. The parties hereby agree that Lessor (or its assignee or designee) may elect to purchase an entire UST System or any selected components of a UST System located at any one or more or all of the Sites comprising the Premises. If Lessor (or its assignee or designee) elects to purchase the UST Systems, or selected components thereof, at the expiration or sooner termination of this Lease, or upon an Event of Default, and such items are subject to any lien, charge, encumbrance or other financing device, then Lessee shall provide Lessor (or its assignee or designee) with such funds as shall be necessary to pay such lien, charge, encumbrance or other financing device.
     (e) It is the intent of the parties that this Lease shall serve as a security agreement granting to Lessor, and Lessee hereby grants to Lessor, a security interest, in accordance with the terms of the Uniform Commercial Code as adopted in the State of New York (the “UCC”), in the UST Systems, the Lessee’s Personal Property, any other personal property of Lessee, and all additions, modifications, products and proceeds thereof (the “Collateral”). Such security interest will secure the obligations of (i) Lessee under this Lease and the Lessee Loan Documents (defined in Section 49 below), and (ii) the Guarantor under the Guaranty (as those terms are defined in Section 13(c) and the obligations of the Guarantors with respect to the Lessee Loan Documents). Such lien and security interest shall be in addition to all rights of distraint available under applicable law. As to all Collateral, Lessor has, without limitation, all of the rights and remedies of a secured party under the UCC. The recordation of a memorandum of this Lease also constitutes a fixture filing in accordance with the provisions of the UCC. If Lessor believes that an “all-asset” collateral description, as contemplated by Section 9-504(2) of the UCC, is appropriate, Lessor is irrevocably authorized to use such a collateral description, whether in one or more separate filings or as part of the collateral description in a filing that particularly describes the Collateral. Lessor is irrevocably authorized to file UCC Financing Statements and/or fixture filings naming Lessee as debtor, to perfect Lessor’s security interest in the Collateral, in all jurisdictions in which Lessor believes in its sole opinion that such filing is appropriate. Lessor is irrevocably authorized to file such continuation statements and other similar documents as it determines, in its sole opinion, are appropriate to protect and perfect its rights.
11. “AS IS”; COMPLIANCE WITH LAWS. (a) Lessee acknowledges that, prior to the Commencement Date, the Premises have been used as retail gasoline stations and convenience stores. Lessor does not make any representation or warranty regarding the condition or occupancy thereof or the fitness of the Premises for the use permitted under this Lease or other uses contemplated by Lessee (including the existing uses described in the immediately preceding sentence). Lessee acknowledges that it has inspected the Premises and accepts the same in their present condition, and subject to all matters of record and tenancies as of the date hereof (and together with any subsequent replacements therefor), “AS IS”, with no representations or warranties whatsoever and on the terms and conditions set forth in this Lease. Lessee acknowledges and agrees that: (i) Lessor is not retaining or assuming any responsibility with respect to the Premises or its operation, or the condition or repair of the Premises, or as to any fact, circumstance, thing or condition which may affect or relate to the Premises, except as specifically set forth in this Lease; and (ii) Lessor has no obligation to alter, restore, improve, repair or develop the Premises, and further has no obligation to remove therefrom any items of personal property or other trade fixtures or equipment which may be upon the Premises.

11

     (b) Lessee shall comply promptly, at Lessee’s expense, with all present and future laws, codes and ordinances and other notices, requirements, orders, rules and regulations (whatever the nature thereof) of all federal, state and local governmental authorities and recommendations of the board of fire underwriters or any insurance organizations, associations or companies in the respect to the Premises (collectively, “Governmental Regulations”) and Lessee will not knowingly do or commit, or suffer to be done or committed anywhere in the Premises, any act or thing contrary to any Governmental Regulations; provided, however, that Lessee’s non- compliance with minor and immaterial items shall not constitute a default under the terms of this Lease so long as such non-compliance does not give rise to any violation of law or cause Lessor to incur any liability with respect to such non-compliance by Lessee. Furthermore, Lessee agrees that it will defend, indemnify and hold harmless Lessor for any actual costs, damages, penalties or fines Lessor may incur by reason of Lessee’s failure to comply with Governmental Regulations at the Premises. The provisions hereof shall survive the expiration or termination of this Lease.
     (c) Lessee acknowledges that the Premises are subject to certain existing tenancies/occupancies with service station operating dealers (herein, the “Existing Dealer Leases”) and with other third parties (herein, the “Subleases”) and more particularly described in Schedule “E” attached hereto and by this reference made a part hereof, and Lessee accepts the Premises subject to the same. Lessee hereby acknowledges and agrees that Lessor shall have no obligation whatsoever with respect to the Subleases and/or the Existing Dealer Leases.
     (d) Lessee acknowledges that the Premises are demised and let subject to (i) any mortgage secured by Lessor’s interest in the Premises in effect from time to time, (ii) the state of title of the Premises as of the date hereof as evidenced by the owner’s title insurance policies described on Exhibit “A” attached hereto and by this reference made a part hereof, (iii) any state of facts which an accurate survey or physical inspection of the Premises might show, (iv) any Approved Easement, and (v) all Governmental Regulations, including any existing violations of any thereof; provided, however, that if there is a complete failure of title with respect to any of the Sites comprising the Premises (and such failure is not the result of any act or omission of Lessee), Lessor agrees to remove such Site from the Premises (and adjust the Fixed Annual Rent in the same manner as if the Site was severed pursuant to clause (ii) of Section 44(b) below) and Lessor shall be solely entitled to retain the proceeds from any policy of title insurance issued in favor of Lessor; provided, further, that if such failure of title is the result of an act or omission of Lessee, then and in such event, such Site shall not be removed from the Premises.
     (e) Without limiting Lessee’s obligations under Section 9 above, Lessee, at its sole cost and expense, will at all times promptly and faithfully abide by, discharge and perform all of the covenants, conditions, restrictions and agreements contained in any easement agreement, declaration, permit, license or other agreement in effect as of the date of this Lease and any Approved Easement as well as all covenants and requirements set forth in the deed to the Premises which conveyed the Premises to Lessee immediately prior to Lessee conveying the Premises to Lessor, on the part of Lessor to be kept and performed thereunder; provided, however, that Lessee’s non-compliance with minor and immaterial items shall not constitute a default under the terms of this Lease so long as such non-compliance does not give rise to any violation of any matter or would cause Lessor to incur any liability with respect to such non-compliance by Lessee. Without limiting the general application of this subsection (e), Lessee, at its sole cost and expense, will comply with the requirements of all matters of record with respect to the construction, maintenance, operation, repair and replacement of stormwater facilities located at the Premises. Lessee will not alter, modify, amend or terminate any Approved Easement, give any consent or approval thereunder, or enter into any new easement agreement without, in each case, prior written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed so long as such proposed agreement shall not result in a decrease of the value of the Premises. Lessee agrees to reasonably cooperate with Lessor, at Lessee’s sole cost and expense, in connection with (a) the granting of easements, licenses, rights-of-way and other rights and privileges under Approved Easements

12

reasonably necessary or desirable for ownership and operation of the Premises as herein provided; (b) the execution of petitions to have the Premises annexed to any municipal corporation or utility district; (c) the execution of amendments to any covenants and restrictions affecting the Premises; provided, that in each case Lessor has delivered to Lessee a certificate stating that such grant, release, dedication, transfer, amendment or government action, or other action or agreement will not materially interfere with Lessee’s use and enjoyment of the Premises or result in any material increase of costs to Lessee. Lessee may request Lessor’s consent to (a) the granting of easements, licenses, rights-of-way and other rights reasonably necessary for operation of the Premises as herein provided, which consent shall not be unreasonably withheld or delayed; (b) the execution of petitions to have the Premises annexed to any municipal corporation or utility district which consent may be withheld by Lessor in its sole and absolute discretion (provided, however, that if such petitions, documents and/or instruments are required by applicable law or fundamentally necessary for continued operation of the Premises as herein provided, then Lessor’s consent shall not be required, but Lessee shall provide Lessor with prior written notice of such matter); (c) the execution of amendments to any covenants and restrictions affecting the Premises, which consent may be withheld by Lessor in its sole and absolute discretion; provided, however, that in each and every case Lessee shall (i) pay all costs and expenses incurred by Lessor, and (ii) deliver to Lessor a certificate stating that such grant, release, dedication, transfer, amendment or government action, or other action or agreement will not interfere with Lessor’s ownership of the Premises or cause Lessor to incur any additional liability with respect to the Premises.
     (f) If any improvement, now or hereafter constructed, shall (i) encroach upon any setback or any property, street or right-of-way adjoining the Premises, (ii) violate any zoning restrictions, including without limitation height or set-back restrictions, or the provisions of any restrictive covenant affecting the Premises, (iii) hinder or obstruct any Easement Agreement to which the Premises is subject or (iv) impair the rights of others in, to or under any of the foregoing, Lessee shall, promptly after receiving notice or otherwise acquiring knowledge of any of the foregoing items (i) — (iv) inclusive, either (A) obtain from all necessary parties waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, hindrance, obstruction or impairment, whether the same shall affect Lessor, Lessee or both, or (B) take such action as shall be necessary to remove all such encroachments, hindrances or obstructions and to end all such violations or impairments, including, if necessary, making alterations; provided, however, that with respect to any improvement in existence as of the Commencement Date, the foregoing remedial actions set forth in clauses (A) and (B) above need not be undertaken unless and until enforcement action is taken by any interested party which may result in a forfeiture and/or impose any liability upon Lessor and/or Lessee hereunder. Lessee shall not settle, compromise or resolve any such claim by any third party exceeding [***] without Lessor’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.
12. ENVIRONMENTAL. (a) Lessee shall perform, at Lessee’s expense, (i) testing, certification, inspection, reporting, and any other requirement of any governmental authority having jurisdiction of any components of the UST Systems and the Above Ground Components and otherwise as required by the laws and regulations of the governmental authorities having jurisdiction over the Premises, and (ii) such other testing certification, inspection and reporting as Lessor may reasonably (in light of customary practices in the industry) request, and, in each case, Lessee shall provide the results of any and all of the foregoing to Lessor promptly after its production or receipt thereof.
     (b) If the Premises are subject to existing contamination that is the being remediated and/or monitored, Lessee assumes responsibility for the continuation of such remediation and/or monitoring in compliance with all applicable Governmental Regulations including, without limitation, all Governmental

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

13

Regulations, pertaining to environmental, health and safety matters (“Environmental Laws”), all at Lessee’s sole cost and expense.
     (c) Lessor shall have no liability or responsibility for any existing contamination or contamination discovered before, on or after the Commencement Date or during the Term of this Lease, whether or not caused by Lessee, its agents, employees, successors or assigns, before, on or after the Commencement Date. If at any time during the Term of this Lease, Lessee discovers petroleum contamination at the Premises or experiences a release of petroleum product or of any hazardous or toxic substance, or there is an increase in contamination levels at the Premises above those reported to Lessor prior to the Commencement Date, Lessee shall notify Lessor and all applicable governmental authorities of such event and Lessee shall be responsible for compliance with all Governmental Regulations and Environmental Laws regarding the same and for all costs and expenses associated with such contamination and/or release, including, without limitation any contamination discovered, or set forth in a tank closure report, when the UST Systems or the Above Ground Components are removed, repaired or replaced at any Site comprising the Premises. If Lessee shall fail, refuse or neglect to report and/or remediate contamination (or release, as the case may be) as and when required by governmental authorities (but in no event later than twenty (20) days after written notice from Lessor; provided, however, that if Lessee undertakes to cure during such twenty (20) day period, such period shall be automatically extended so long as Lessee has reported such matter and has notified Lessor in writing that it has reported such matter and Lessee is diligently prosecuting a cure to completion), Lessor may report and/or remediate that contamination at Lessee’s cost and expense. Lessee covenants and agrees to reimburse and promptly pay to Lessor all costs paid or incurred by Lessor associated with the release, contamination and remediation, together with interest thereon at the Default Rate. If Lessee fails to reimburse Lessor within thirty (30) days of demand therefor, such unpaid amount shall become additional rent due hereunder. Nothing herein shall obligate Lessor to remediate or take any action with respect to any contamination at the Premises.
     (d) Lessee shall be responsible for and shall defend, indemnify and hold harmless Lessor from any action, claim, notice or penalty resulting from any breach of its obligations under this Section 12 and any release and/or other contamination at or emanating from the Premises and from all costs (including, without limitation, attorneys’ fees, costs and disbursements), claims, damages and liability, environmental and otherwise, at the Premises whether known or unknown as of the Commencement Date and whether or not caused by Lessee, its agents, employees, successors, assigns, or third parties, including sub-surface contamination discovered after the Commencement Date and any matter arising as a result of Lessee’s failure to comply with all Environmental Laws.
     (e) Lessee shall deliver to Lessor copies of all material correspondence to and from governing authorities regarding environmental activities at the Premises, including, without limitation, correspondence regarding notices of violations, releases (including new releases) and closure letters. Lessee shall deliver to Lessor, and require its environmental contractor(s) to deliver to Lessor, copies of all spill and release notifications and reports given to governing authorities regarding the Premises. Additionally, Lessee agrees to furnish to Lessor upon request therefor, copies of all remediation action workplans, monitoring reports, tank and line testing results, Stage II Vapor Recovery test results, fire suppression test results, cathodic protection test results, UST registrations and related documents, and reimbursement claims filed with state tank funds. Furthermore, if requested by Lessor, whether or not Lessor suspects a petroleum release, Lessor also shall have the right to obtain, and Lessee shall provide to Lessor, copies of all petroleum inventory reconciliation records in Lessee’s possession or control. In addition, Lessee shall provide to Lessor upon request with Lessee’s estimate of cost to closure (i.e., remediation in compliance with governmental requirements) for any reported release, spill or other environmental event.

14

     (f) NOTWITHSTANDING THAT THE UST SYSTEMS, INCLUDING, SPECIFICALLY, THE USTs, HAVE BEEN AND CONTINUE TO BE LOCATED AT THE PREMISES, LESSEE HEREBY ACKNOWLEDGES THAT LESSOR IS NOT THE OWNER OF THE UST SYSTEMS, INCLUDING, IN PARTICULAR, THE USTs, WHICH ARE ALL OWNED BY LESSEE AND, ACCORDINGLY, LESSOR DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF FITNESS OR OF MERCHANTABILITY WITH RESPECT TO ALL UST SYSTEMS AND ANY COMPONENTS THEREOF, INCLUDING, IN PARTICULAR, USTs. Lessee agrees to defend, indemnify and hold Lessor harmless from and against all actions, claims, liabilities, costs and expenses associated with or arising out of the use, possession or ownership of the UST Systems and the Above Ground Components, including, in particular, the USTs, and for the removal of the UST Systems, including, in particular, the USTs, at any time during the Term or upon the expiration or earlier termination of this Lease.
     (g) Upon an Event of Default, or at the expiration or earlier termination of this Lease, Lessee, at the option of Lessor, shall remove the UST Systems, or any selected components thereof (including, in particular, the USTs and lines), and all replacements thereof, unless Lessor shall have elected to have Lessee leave in place at any of the Sites, and to convey to Lessor (or its assignee or designee) in accordance with Section 10(d) above, all or any selected components of any or all of the UST Systems (or the replacements therefor) at the Premises. Upon any removal of UST’s or subsurface components of a UST System, Lessee shall also (i) remove any and all contaminated soil from the Premises at which such UST System or component removal is conducted, if and to the extent required to fully comply with applicable Governmental Regulations and Environmental Laws, and (ii) remediate any associated conditions, if and to the extent required to fully comply with applicable Governmental Regulations and Environmental Laws. Any removal, replacement, modification, maintenance, or repair by Lessee of any UST System or any Above Ground Component or any component thereof at the Premises shall be conducted in accordance with all applicable Governmental Regulations and Environmental Laws. Lessee shall defend, indemnify and hold harmless Lessor from and against any and all claims, losses, demands, actions, injuries or damages brought or incurred by any party, including Lessor, arising from any removal, replacement, modification, maintenance, or repair of any UST System or any Above Ground Component or any component thereof at the Premises, any remediation of contamination associated therewith, and compliance with applicable Governmental Regulations and Environmental Laws relating to same; provided, however, that such indemnity obligation shall not apply with respect to any contamination that occurs after the end of the Term of this Lease (unless caused by a breach by Lessee hereunder).
     (h) Lessee shall also perform a Phase II site assessment to include UST and line tests on the Premises (on a Site by Site basis) by a licensed, fully insured professional engineer acceptable to Lessor, at the expiration or earlier termination of this Lease, at Lessee’s sole cost and expense, time being of the essence; provided, however, that no such Phase II site assessment shall be required with respect to any Site being purchased by Lessee from Lessor pursuant to Article 50. Lessee must provide Lessor with a detailed written scope of work and evidence of necessary permits at least ten (10) business days in advance of any work, so that Lessor may have the opportunity to have a representative on-site or available. Lessee or Lessee’s contractor shall deliver to Lessor a Certificate of Insurance with commercial general liability policy limits of not less than [***] naming Lessor as an additional insured (and any additional affiliates as so requested by Lessor), prior to the commencement of any such testing. Lessee shall deliver to Lessor a copy of the site assessment results within thirty (30) days after the completion of such testing or within five (5) days of receipt of the same whichever is earlier. The Phase II site assessment shall determine whether a petroleum release has occurred and, if so, the magnitude of such release. If the results of the site assessment show levels of petroleum contamination in violation of applicable Environmental Laws, then Lessee shall undertake to remediate the conditions set forth in such

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

15

site assessment in accordance with a work schedule (i) reasonably approved in writing by Lessor, and (ii) approved in writing by the New York State Department of Environmental Conservation (or other governmental agency) prior to the commencement of such work. Lessee shall not agree to any restriction or other encumbrance on any portion of the Premises without the Lessor’s prior written consent in each instance.
     (i) Anything herein to the contrary notwithstanding, Lessee agrees to restore the Premises to its former or better condition upon completion of its testing and/or inspections, to cause no interference with the business being conducted on the Premises, if any, and Lessee further agrees to defend, indemnify and hold harmless Lessor from and against any and all claims, losses, demands, actions, injuries or damages brought or incurred by any party, including Lessor, as a result of Lessee’s testing and/or inspections pursuant to this Lease. Lessee shall keep the results of any such testing and inspections strictly confidential and shall not submit a copy of any such report or assessment to any governmental agency unless specifically required by applicable law; and if so required, Lessee shall simultaneously provide to Lessor a copy of any information submitted to such agency.
     (j) If a violation of Environmental Laws occurs or is found to exist and, in Lessor’s reasonable judgment, the cost of remediation of, or other response action with respect to, the same is likely to exceed [***] Lessee will provide to Lessor, within ten (10) days after Lessor’s request therefor, adequate financial assurances, as determined in Lessor’s reasonable discretion, that Lessee will effect such remediation in accordance with applicable Environmental Laws, and fulfill Lessee’s indemnification obligations that could reasonably be expected to arise as a result of such violation. Such financial assurances shall be in an amount equal to Lessor’s reasonable estimate of the anticipated cost of such remedial action to cure such violation, including, without limitation, all costs, fees and expenses in connection therewith and may be in the form of insurance, escrowed funds or appropriate bonding, as reasonably acceptable to Lessor.
     (k) Notwithstanding any other provision of this Lease, if a violation of Environmental Laws occurs or is found to exist and the Term would otherwise terminate or expire, then, at the option of Lessor, (i) the Term shall be automatically extended beyond the date of termination or expiration and this Lease shall remain in full force and effect beyond such date until the earlier to occur of (1) the completion of all remedial action in accordance with applicable Environmental Laws or (2) the date specified in a written notice from Lessor to Lessee terminating this Lease and (ii) the Fixed Annual Rent for the then extended Term of this Lease shall be the greater of (x) the Fixed Annual Rent set forth herein or (y) the then fair market value for the Premises based upon the highest and best use of the Premises; provided, however, that if the Premises may be used for the highest and best use during the period that Lessee is remediating any contamination and/or curing any violation of Environmental Laws, then and only in such event, Lessee shall not be required to pay Lessor Rent for access to the Premises.
     (l) Lessor and Lessee acknowledge that, on or about the date hereof, Lessee has collaterally assigned to Lessor all of Lessee’s rights under (i) the Remediation Funding Agreement, (ii) the Escrow Agreement, and (iii) the Remediation Agreement (defined below in Section 22(c)) (collectively, the “Collaterally Assigned Agreements”), and nothing contained in this Lease shall be deemed or construed to modify or limit any of Lessor’s rights pursuant to the documents evidencing such collateral assignments of the Collaterally Assigned Agreements. From and after the default by Lessee, beyond the expiration of any applicable notice and cure period, of its obligations under the terms and conditions of this Lease, Lessor shall have (pursuant to the exercise of the collateral assignment theretofore made by Lessee to Lessor) all right, title and interest of Lessee, including, without limitation, the right to receive funds in accordance with the Remediation Funding Agreement and the Escrow Agreement. Further, after

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

16

a default beyond the expiration of any applicable notice and cure period, Lessor shall have the right to exercise any and all rights held by Lessee under the PSA Documents with respect to any and all environmental matters. Any such exercise by Lessor of rights held by Lessee as above described shall be without limitation to any and all other rights and remedies available to Lessor under this Lease or otherwise available at law or in equity.
     (m) Without limiting Section 11 above, Lessee, at its sole cost and expense, will at all times promptly and faithfully discharge and perform all of the covenants set forth in the Conveyance Documents applicable to the Premises relating to (i) required work with respect to the UST Systems and Above Ground Components promptly upon request of Lessor in contemplation of any sale or transfer of the Premises pursuant to which such required work becomes required by said covenants, if and to the extent such required work shall not have already been completed, and (ii) any other matter set forth in the Conveyance Documents in accordance with the terms of the Conveyance Documents.
     (n) The obligations of Lessee under this Section 12 shall survive the expiration or earlier termination of this Lease.
13. SECURITY DEPOSIT; GUARANTY. (a) Lessee shall deposit with Lessor upon the execution and delivery of this Lease a security deposit in the amount of [***] (the “Security Deposit”) as security for the faithful performance and observance by Lessee of the terms, provisions and conditions of this Lease. It is agreed that in the event Lessee defaults in respect of any of the terms provisions and conditions of this Lease, including but not limited to, the payment of Rent, Lessor may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Rent or any other sum as to which Lessee is in default or for any sum which Lessor may expend or may be required to expend by reason of Lessee’s default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the re-letting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry b y Lessor. If, as a result of any application by Lessor of all or any part of the Security Deposit, the amount of cash so on deposit with Lessor shall be less than that required pursuant to this subparagraph, Lessee shall forthwith deposit with Lessor cash in an amount equal to the deficiency.
     (b) At Lessee’s option, the Security Deposit may be provided in the form of an unconditional and irrevocable letter of credit (such letter of credit and any extension or replacement thereof being herein referred to as the “Letter of Credit”) issued in favor of Lessor. The Letter of Credit shall be in the form Exhibit “C” attached hereto and by this reference made a part hereof (and issued by M&T Bank or such other bank reasonably acceptable to Lessor). Lessor must be able to draw on the Letter of Credit in the United States, and any reasonable costs of Lessor incurred in order to draw on any Letter of Credit shall be deemed additional rent hereunder. Lessee shall maintain the Letter of Credit, or a replacement Letter of Credit complying with the provisions of this Section 13(b) and Exhibit “C”, from the date of providing such Letter of Credit through the date that is sixty (60) days after the expiration of the Term (the “Deposit Return Date”). The Letter of Credit shall be payable to Lessor on sight in partial or full draws, shall be transferable without fee to Lessor and shall have an initial expiration date of no sooner than one (1) year from the date of its issuance. The Letter of Credit shall provide, to the extent obtainable, that it will be automatically renewed for successive one (1) year periods unless the issuer delivers forty-five (45) days’ prior written notice of cancellation to Lessor and Lessee by certified mail, return receipt requested, but such renewals shall not extend the term of the Letter of Credit beyond the Deposit Return Date. Any and all fees or costs charged by the issuer in connection with the Letter of Credit shall be paid by Lessee. Lessor shall have the right to draw upon the Letter of Credit in any of the following circumstances: (i) upon and during the continuance of an uncured Event of Default by Lessee under this Lease, (ii) if

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

17

Lessee has breached or defaulted on its obligations under this Lease and Lessee is a debtor under any bankruptcy or insolvency proceeding and Lessor is prohibited by applicable bankruptcy or insolvency law from sending notice to Lessee of such breach or default, regardless of whether such notice is required, (iii) if the credit rating of the senior debt of the issuer of the Letter of Credit is downgraded below Aa3 or better under Moody’s rating system or AA- or better under Standard & Poors rating system (or the equivalent rating under such other rating system as is reasonably acceptable to Lessor), the issuer of the Letter of Credit shall enter into any supervisory agreement with any governmental authority, or the issuer of the Letter of Credit shall fail to meet any capital requirements imposed by applicable law, and Lessee fails to deliver to Lessor a replacement Letter of Credit complying with the terms of this Section 13(b) within thirty (30) days of request therefor from Lessor, and/or (iv) if Lessee fails to provide Lessor with any renewal or replacement Letter of Credit complying with the terms of this Lease at least thirty (30) days prior to expiration of the then-current Letter of Credit, where the issuer of such Letter of Credit has advised Lessor of its intention not to renew the Letter of Credit if the Letter of Credit is an “evergreen” letter of credit (to the extent an evergreen Letter of Credit was not obtainable), or where the Letter of Credit by its terms will expire within thirty (30) days if the Letter of Credit is not an “evergreen” letter of credit. If the Letter of Credit is drawn upon due solely to the circumstances described in the foregoing clauses (iii) or (iv), the amount drawn shall be held by Lessor as a security deposit to be otherwise retained, expended or disbursed by Lessor for any amounts or sums due under this Lease to which the proceeds of the Letter of Credit could have been applied pursuant to this Lease and any amounts not so applied shall be returned to Lessee when Lessor is obligated to return the same to Lessee under this Lease. If Lessor elects to draw all or any amount of the Letter of Credit upon an uncured Event of Default by Lessee or as otherwise permitted herein, Lessee expressly waives any right it might otherwise have to prevent Lessor from drawing on the Letter of Credit and agrees that an action for damages and not injunctive or other equitable relief shall be Lessee’s sole remedy in the event Lessee disputes Lessor’s claim to any such amounts.
     (c) As a material inducement for Lessor to enter into this Lease, Lessee has caused to be delivered to Lessor contemporaneously herewith, from certain affiliates of Lessee (hereinafter collectively “Guarantor”), a joint and several guaranty of all of Lessee’s payment and performance obligations hereunder (the “Guaranty”) in the form set forth on Exhibit “B” attached hereto and by this reference made a part hereof. In the event of a default by Lessee under this Lease, Guarantor shall have the obligation to assume all of Lessee’s obligations hereunder directly (without releasing Lessee therefor).
14. INSURANCE. (a) Lessee shall pay the premiums for and deliver to Lessor the following policies of insurance, with insurance carriers that have a rating of A:-X or better as set forth in the most current issue of Best’s Insurance Guide and a rating of A in the latest Standard and Poor’s guide and authorized to do business in the state in which the Premises are located, or otherwise that are acceptable to Lessor, that shall name Lessor, and its designees as additional insureds:
     (b) Prior to the Commencement Date, Lessee shall deliver to Lessor (and to the owner of the Premises if not Lessor) evidence of the existence and amounts of the insurance with additional insured endorsements, named insured endorsements and mortgagee/loss payable clauses as required herein. Lessee shall deliver to Lessor a Certificate of Liability Insurance in connection with Lessee’s liability policy(ies), and an Evidence of Property Insurance in connection with Lessee’s property policy(ies). No policy shall be cancelable or subject to reduction of coverage or other modification except after 30 days’ prior written notice to Lessor. Neither the issuance of any insurance policy required hereunder, nor the minimum limits specified herein with respect to any insurance coverage, shall be deemed to limit or restrict in any way the liability of Lessee arising under or out of this Lease.
     (c) Lessee shall obtain and maintain in full force and effect throughout the Term of this Lease the following insurance coverages:

18

          (i) Lessee, at Lessee’s expense, shall obtain and keep in full force during the Term of this Lease a policy of commercial general liability (including contractual liability) and property damage insurance, with coverage of at least [***] per occurrence for bodily or personal injury (including death) and [***] in respect of property damage, with respect to each Site comprising the Premises, or in such higher amounts as Lessor may reasonably require from time to time during the Term of this Lease, written on an occurrence basis insuring Lessee (with Lessor and any other party Lessor may designate as an additional insured as its interest may appear) against any liability arising out of ownership, use, occupancy, or maintenance of the Premises and all of its appurtenant areas. The policy shall provide blanket contractual liability coverage. However, the limits of the insurance shall not limit the liability of Lessee. In addition, Lessee at Lessee’s expense shall obtain and keep in full force, during the Term of this Lease an umbrella liability policy in an amount not less than [***] in excess primary insurance on an occurrence basis. The insurance to be maintained by Lessee pursuant to this subsection (i) shall be primary and not contributory to any other insurance maintained by Lessor. In no event shall any deductible payable in connection with such policy with respect to any individual Site exceed [***]. Terrorism coverage must be included on all liability coverages.
          (ii) Lessee, at Lessee’s expense, shall obtain and keep in force during the Term of this Lease a “Special Form” (as such term is used in the insurance industry) policy of property insurance covering loss or damage to the Premises. This insurance shall be in an amount not less than the full guaranteed replacement cost of the buildings(s) (less slab, foundation, supports and other customarily excluded improvements). The policy shall contain only standard printed exclusions and must include Equipment Breakdown (boiler and machinery) coverage or, if such coverage is separate, a joint loss agreement must be obtained in form and substance acceptable to Lessor; include an agreed value endorsement waiving any co-insurance penalty, and an ordinance or law coverage endorsement covering increased costs resulting from changes in laws or codes, and demolition and removal of the damaged structure. In addition, the policy shall include a “Loss Payable Provisions” endorsement (ISO Form CP 12 18 06 95 or equivalent) naming Lessor as “Loss Payee” thereunder in addition to Lessor being named insured and any lender of Lessor being added as mortgagee/loss payee. In no event shall any deductible payable in connection with such policy with respect to any individual Site exceed [***]. Terrorism coverage must be included. Although Lessee’s property insurance shall name Lessor as the loss payee, as long as Lessee is not in default under this Lease, Lessor shall allow the proceeds to be available to Lessee to pay the cost of restoring damage to the Premises resulting from such casualty and, upon completion of such repairs and/or restoration and the payment for same, and provided that Lessee is not in default under this Lease, Lessee shall be entitled to the balance of such proceeds.
          (iii) If any Site comprising the Premises is located in Flood Zone A or V as defined by the Federal Emergency Management Agency (FEMA), Lessee, at Lessee’s expense, shall obtain and keep in force during the Term of this Lease a policy of insurance covering loss or damage due to flood with respect to the Premises. The insurance shall provide for payment of loss jointly to Lessor and Lessee; provided, however, that, as long as Lessee is not in default under this Lease, Lessor shall allow the proceeds to be available to Lessee to pay the cost of restoring damage to the Premises by resulting from such casualty and, upon completion of such repairs and/or restoration and the payment for same, and provided that Lessee is not in default under this Lease, Lessee shall be entitled to the balance of such proceeds.
          (iv) Lessee also shall obtain and keep in force during the Term of this Lease a policy of rent interruption insurance with a period of indemnity not less than twelve (12) months from time of loss and an extended period of indemnity of three hundred sixty-five (365) days. This insurance shall

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

19

cover all taxes and insurance costs for the same period in addition to twelve (12) month’s Fixed Annual Rent amount.
          (v) If Lessee (or any sublessee or other occupant of a Site comprising the Premises) offers alcoholic beverages for sale from the Premises, Lessee or such other occupant of the Site, shall obtain, or shall cause such third (3rd) party to, carry and maintain liability insurance which shall include coverage for all liabilities arising out of the dispensing or selling of alcoholic beverages imposed under any laws, including, without limitation a “dram shop” or alcoholic beverage control act.
          (vi) If and to the extent required by applicable law, Lessee also shall obtain and keep in force during the Term of this Lease a worker’s compensation policy, insuring against and satisfying Lessee’s obligations and liabilities under the worker’s compensation laws of the state in which the Premises are located and shall also include a minimum of [***] for employer’s liability coverages.
          (vii) Should any financial assurance requirements pursuant to Environmental Laws be imposed on Lessee’s use of, or activities at, the Premises, Lessee promptly and timely shall comply with those requirements as they take effect.
          (viii) Lessee shall maintain pollution liability insurance (through one or more policies) in favor of Lessor which names Lessor as an additional insured as specifically provided below in this Section, and any third parties that may be affected, in an amount of at least [***] per occurrence providing coverage for the investigation and/or remediation of any hazardous materials (including but not limited to petroleum products) released at, on, under or from the Premises, property damage (including, without limitation, natural resource damages) and compensation for personal injuries, costs of defense and legal liability to third parties with a deductible not to exceed [***] per incident. [***]. Lessee shall provide a certificate of insurance evidencing such required coverage prior to the Commencement Date, and such certificate shall provide that the policy may not be cancelled or amended in any material respect without thirty (30) days’ prior written notice to Lessor.
     (d) Lessee shall name Lessor as additional insureds for liability coverages and named insured for property coverages and shall name Lessor’s designees, and Lessor’s successor(s), assignee(s), nominee(s) and agents with an insurable interest.
     (e) If requested by Lessor, the policies of insurance required to be maintained hereunder shall bear a standard first mortgage endorsement in favor of any holder or holders of a first mortgage lien or security interest in the property with loss payable to such holder or holders as their interest may appear.
     (f) Lessee hereby waives and releases any and all right of recovery against Lessor, including, without limitation, employees and agents, arising during the Term of this Lease for any and all loss (including, without limitation, loss of rental) or damage to property located within or constituting a part of the Premises unless such loss is caused by the gross negligence or willful misconduct of a Lessor Party. This waiver is in addition to any other waiver or release contained in this Lease. Lessee shall have its insurance policies issued in such form as to waive any right of subrogation that might otherwise exist, and shall provide written evidence thereof to Lessor upon written request.
     (g) Provided such insurance is maintained in strict compliance with all of the requirements of this Article 14, and without limiting Lessee’s obligations under Section 15 below, Lessee shall have the right to cause one or more of its dealers to maintain (rather than Lessee itself maintaining) any of the insurance coverages specified in this Article 14 as relates to the Sites subleased or operated by the

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

20

dealer(s) providing such insurance. Without limitation, such insurance shall name Lessor as a named insured, and evidence of all such insurance must be timely provided to Lessor in accordance with this Article 14. Upon request by Lessor from time to time, any such dealer shall confirm to Lessor in writing the insurance coverages maintained by such dealer, and any failure by any such dealer to comply with the provisions of this Section 14(g) shall not excuse Lessee from its insurance and/or other obligations under this Lease.
15. MAINTENANCE; CASUALTY; RESTORATION. (a) Lessee, at its expense, shall make all repairs, restorations of damage from fire or other casualty and replacements (including, in either case, structural), and provide all maintenance, required to keep the Premises and all buildings, equipment (including, but not limited to the Equipment), personal property and improvements located at the Premises in a good, sightly and safe operating condition that is in compliance with all laws and regulations, including maintenance, repairs, painting and replacements made necessary by reason of ordinary wear and tear, damage by the elements and obsolescence, and shall keep adjacent sidewalks, curbs and driveways in good and safe condition and free from snow, ice and obstructions, keep the yard area free of trash, junk and debris, keep grass, plantings, shrubs etc. trimmed and neat, and replace damaged glass and light bulbs and fixtures without delay. Repairs and replacements shall be done in a good and workmanlike manner with materials equal in quality and class equal to or better than the materials existing at the time that the damage or injury occurred. Lessee shall commit no act of waste to the Premises or improvements.
     (b) [Intentionally Omitted]
     (c) In the event of damage to the Premises from fire or other casualty, Lessee shall give Lessor prompt written notice thereof and shall commence and complete, at Lessee’s cost and expense, the restoration of such damage so as to render the Premises in the same or better condition as it was immediately prior to such fire or other casualty. Lessee is not entitled to any rent abatement during or resulting from any partial or total destruction of the Premises from any casualty, and in no event is Lessee entitled to terminate this Lease as a result thereof.
     (d) Lessor and Lessor’s lender, in their discretion and upon notice to Lessee (except that no notice to Lessee shall be required if an Event of Default has occurred and is continuing), may adjust, collect and compromise all claims under any of the insurance policies required by Section 14 (except commercial general liability insurance claims payable to a person other than Lessee, Lessor or Lessor’s lender) and to execute and deliver on behalf of Lessee all necessary proofs of loss, receipts, vouchers and releases required by the insurers. Provided that no Event of Default has occurred and is continuing, Lessee shall be entitled to participate with Lessor and Lessor’s lender in any adjustment, collection and compromise of the net award payable in connection with a casualty. So long as an Event of Default has not occurred and is not then continuing, Lessee may settle, compromise, adjust and collect any such claims upon written notice to Lessor and shall deposit such amounts in excess of [***] into the Restoration Fund (defined in Section 15(g)) to be used for the reconstruction of the Premises as provided below in Section 15(g). If an Event of Default has occurred and is continuing, Lessee agrees to sign, upon the request of Lessor or Lessor’s lender, all such proofs of loss, receipts, vouchers and releases. If Lessor or Lessor’s lender so requests, Lessee shall adjust, collect and compromise any and all such claims, and Lessor and Lessor’s lender shall have the right to join with Lessee therein. Any adjustment, settlement or compromise of any such claim shall be subject to the prior written approval of Lessor and Lessor’s lender, and Lessor and Lessor’s lender shall have the right to prosecute or contest, or to require Lessee to prosecute or contest, any such claim, adjustment, settlement or compromise. Each insurer is hereby authorized and directed to make payment under said policies, including return of unearned

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

21

premiums, directly to Lessor or, at Lessor’s direction, to Lessor’s lender instead of to Lessor, and Lessee hereby appoints Lessor and, if applicable, Lessor’s lender, as Lessee’s attorneys-in-fact to endorse any draft therefor. The rights of Lessor under this Section 15(d) shall be extended to Lessor’s lender if and to the extent that any mortgage so provides.
     (e) If Lessee shall fail to comply with its obligations under this Section for more than twenty (20) days after notice to Lessee (or such longer period if Lessee has commenced to comply with its obligations under this subsection (e) and has notified Lessor in writing that it shall complete such obligations), except in the case of an emergency (e.g., where there is an imminent risk of injury or harm to persons or property or if prompt action is required to comply with a governmental directive), in which case no notice shall be required, then Lessor or its agent may enter upon the Premises in order to take such remedial action as is necessary and may charge the cost of repair to Lessee as additional rent due with Lessee’s next monthly installment of Fixed Annual Rent. Lessee’s failure to pay such charges within fifteen (15) days of Lessor’s written demand shall be treated as a failure to pay rent when due and subject to the same remedies.
     (f) Lessee shall provide Lessor with an engineering or property condition report (at Lessee’s sole cost and expense and in form and substance satisfactory to Lessor, in Lessor’s sole discretion) not more than twenty-four (24) months nor less than eighteen (18) months prior to the end of the Initial Term or any Renewal Term (a “Property Condition Report”). If (i) such Property Condition Report lists replacements of the roof or HVAC systems required on the Premises during the remainder of the Initial Term or any Renewal Term, or (ii) an alteration or repair to the Premises is required by any applicable Governmental Regulation during the last eighteen (18) months of the Initial Term or any Renewal Term, then, provided such alteration or repair is the result of normal wear and tear and not due to neglect or waste by Lessee, then the cost of such alteration or repair, as the case may be, will be apportioned between Lessor and Lessee with Lessee’s share equal to the cost of such alteration or repair, as the case may be, multiplied by a fraction, the numerator of which shall be the remainder of the Term from the time such alteration or repair needs to be made pursuant to subsections (i) and (ii) above, and the denominator of which shall be the anticipated useful life of such alteration or repair, as the case may be. If, after any such apportionment, any Renewal Option is exercised in accordance with Section 6, the cost of such alteration or repair will be re-apportioned accordingly. If such alteration or repair is due to neglect or waste by Lessee, Lessee will bear the full cost of such alteration and repair, including any reasonable costs incurred by Lessor to ensure that the alteration and repair are completed, and such alteration or repair shall be made in accordance with Section 22 of this Lease.
     (g) In the case of any alteration or restoration costing in excess of [***], Lessor (or Lessor’s lender if required by any mortgage) shall hold the net award in a fund (the “Restoration Fund”) which shall be used for the alteration and/or restoration of the Site in question and disburse amounts from the Restoration Fund only in accordance with the following conditions:
          (i) Lessee shall commence the restoration as soon as reasonably practical and diligently pursue completion of such restoration to completion;
          (ii) prior to commencement of restoration, (A) the architects, contracts, contractors, plans and specifications and a detailed budget for the restoration shall have been approved by Lessor, such detailed budget shall reflect that the Restoration Fund is sufficient to cover the costs of restoration, including any additional insurance required as a result of restoration, and payments of Fixed Annual Rent due under this Lease (if Lessor reasonably determines that the Restoration Fund is insufficient to cover such costs, Lessee must deposit such required excess amount as directed by Lessor), (B) Lessor and

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

22

Lessor’s lender shall be provided by Lessee with mechanics’ lien insurance, “owner contractor’s protective liability insurance” (if available), builder’s risk completed value insurance and acceptable performance and payment bonds which insure satisfactory completion of and payment for the restoration, are in an amount and form and have a surety acceptable to Lessor, and name Lessor and Lessor’s lender as additional dual obligees, and (C) appropriate waivers of mechanics’ and materialmen’s liens shall have been filed;
          (iii) at the time of any disbursement, (A) no Event of Default shall exist (B) all materials installed and work and labor performed (except to the extent being paid out of the requested disbursement) in connection with the restoration shall have been paid in full, and (C) no mechanics’ or materialmen’s liens or stop orders or notices of pendency shall have been filed or threatened against the Premises and remain undischarged or shall be fully bonded to the satisfaction of Lessor;
          (iv) disbursements shall be made no more frequently than once a month and be in an amount not exceeding the cost of the work completed since the last disbursement, upon receipt of (A) satisfactory evidence, including architects’ certificates, of the stage of completion, the estimated total cost of completion and performance of the work to date in a good and workmanlike manner in accordance with the contracts, plans and specifications, (B) waivers of liens or partial waivers of liens, as the case may be, for the work completed through the last disbursement, (C) contractors’ and subcontractors’ sworn statements as to completed work and the cost thereof for which payment is requested, (D) a satisfactory bringdown of title insurance and (E) other evidence of cost and payment so that Lessor and Lessor’s lender can verify that the amounts disbursed from time to time are represented by work that is completed, in place and free and clear of mechanics’ and materialmen’s lien claims;
          (v) each request for disbursement shall be accompanied by a certificate of Lessee, signed by the president or a vice president of Lessee, describing the work for which payment is requested, stating the cost incurred in connection therewith, stating that Lessee has not previously received payment for such work and, upon completion of the work, also stating that the work has been fully completed and complies with the applicable requirements of this Lease and with all Governmental Regulations;
          (vi) Lessor may retain ten percent (10%) of the Restoration Fund until the work is fully completed;
          (vii) if the Restoration Fund is held by Lessor, the Restoration Fund may not be commingled with Lessor’s other funds and shall not bear interest; and
          (viii) such other reasonable conditions as Lessor or Lessor’s lender may impose; including without limitation, if the costs of restoration exceed $1,000,000 and Lessor so requests, a requirement that Lessee hire a casualty consultant.
          (ix) Prior to commencement of restoration and at any time during restoration, if the estimated cost of completing the restoration work free and clear of all liens, as determined by Lessor, exceeds the amount in the Restoration Fund available for such restoration, the amount of such excess shall, upon demand by Lessor, be paid by Lessee to Lessor to be added to the Restoration Fund. Any sum so added by Lessee which remains in the Restoration Fund upon completion of restoration shall be refunded to Lessee.
     (h) Notwithstanding anything herein to the contrary, if (i) within the last two (2) years of the Term then in effect there is damage or destruction to a Site that will cost in excess of $1,000,000 to repair, or (ii) at any time during the Term there is damage or destruction to a Site and restoration of the Site to its previous use is prohibited by applicable governing authorities (including zoning boards or Lessee’s inability to obtain proper permits and approvals), Lessor or Lessee may, at its respective option and in its respective sole discretion, elect to terminate this Lease with respect to such Site and in such event Lessee

23

shall assign and deliver to Lessor any insurance payments received by Lessee with respect to such damage or destruction together with payment by Lessee of any deductible with respect to such insurance proceeds; provided, however, that if Lessor shall have given a notice of termination in accordance with clause (i) of this subsection (h) and Lessee shall thereafter be permitted under this Lease to effect a Renewal Option, and the Renewal Term is effected pursuant thereto, then Lessor’s termination notice shall not have any effect. In the event the Lease is terminated with respect to a Site as a result of subsection (ii) of this subsection (h), then the Rent due to Lessor under this Lease shall be adjusted by the amount set forth with respect to each Site on Schedule “A” attached hereto and by this reference made a part hereof (with respect to each Site, the “Adjustment Amount”), which Adjustment Amount shall be increased by the cumulative percentage increase in the Fixed Annual Rent pursuant to Section 3(b) since the Commencement Date.
16. CONDEMNATION. (a) Lessee shall give Lessor and Lessor’s lender immediate written notice of Lessee’s receipt of a condemnation notice. If the whole or any substantial part of any Site (to the extent such partial taking would have a material adverse effect on the business then being conducted on the Site) shall be acquired or condemned by eminent domain or for any public or quasi-public use or purpose, then, and in that event, (x) the Term of this Lease shall cease and terminate with respect to such Site from the date of title vesting, (y) Fixed Annual Rent shall be reduced by the Adjustment Amount for such Site set forth on Schedule “A” annexed hereto, which Adjustment Amount shall be increased by the cumulative percentage increase in the Fixed Annual Rent pursuant to Section 3(b) since the Commencement Date, and (z) Lessee shall have no claim against Lessor for the value of any unexpired Term of this Lease with respect to such Site. Lessor and Lessor’s lender are authorized to collect, settle and compromise, in their sole and absolute discretion (and, if no Event of Default exists, upon notice to Lessee) and shall consult with Lessee, but this shall not be construed so as to require Lessor to obtain Lessee’s approval, which shall not be required in any case, the amount of any net award. No agreement with any condemnor in settlement or under threat of any condemnation shall be made by Lessee without the written consent of Lessor and Lessor’s lender. No part of any award shall belong to Lessee, except that Lessee may make a separate claim with the condemning authority for, or shall be entitled to that portion of the award expressly attributed to (a) the Lessee’s then book value of leasehold improvements made to the Site by Lessee, (b) Lessee’s Personal Property or the cost of removal thereof, and (c) relocation/moving costs and, additionally, (d) Lessee may make a separate claim with the condemning authority for Lessee’s enterprise or business value. Notwithstanding the foregoing, if the condemnation award is a single award for the entire value of the Site, inclusive of the fee and leasehold interests of the parties, but without any allocations as between the two estates, then the portion of the award that Lessee is entitled to shall be limited to (x) the Lessee’s then book value of Lessee’s leasehold improvements made to the Site by Lessee, (y) the book value of Lessee’s Personal Property or the cost of removal thereof and (z) any relocation/moving costs of Lessee. In the event there is any environmental contamination at any Site which is subject to a condemnation proceeding, notwithstanding such condemnation proceeding, Lessee shall continue to be responsible to remediate any and all contamination in accordance with the terms of this Lease.
     (b) If, however, the condemnation does not materially adversely affect Lessee’s ability to conduct its business at a particular Site comprising the Premises, then the condemnation shall be deemed to be of less than a substantial part of such Site. If less than a substantial part of any of the Sites comprising the Premises shall be acquired or condemned by eminent domain or for a public or quasi-public use or purpose, then the Term of this Lease and the Fixed Annual Rent payable by Lessee hereunder shall remain the same and unaffected by such condemnation, Lessor shall be entitled to the entire award in connection therewith, and Lessee shall, at its cost and expense, repair such damage and restore the Site in question to a useful condition; provided, however, that, as long as no Event of Default exists, Lessor shall make the award available to Lessee to pay the cost of any repair or restoration of the Site affected by such proceeding required by reason of such condemnation.

24

17. LESSOR RIGHT OF ENTRY. (a) Lessor shall not be required to render any services to Lessee or to make any repairs or replacements to the Premises except those specifically described in this Lease.
     (b) Upon reasonable prior notice, which may be oral, and other than an emergency for which no notice shall be required, Lessor, for itself and its agents, reserves the right to enter the Premises for the purposes of examining and inspecting and ensuring Lessee’s compliance with all applicable laws and the terms and conditions of this Lease at said Premises and any property of Lessor thereon and to make any necessary repairs thereto. Except and to the extent caused by the gross negligence or willful misconduct of Lessor, Lessor shall not be liable in any manner to Lessee by reason of such entry or the performance of repair work in the Premises and the obligations of Lessee hereunder shall not be thereby affected. Lessee shall permit Lessor’s predecessor in title to the Premises access to the Premises in order to comply with the terms and covenants set forth in any deed conveying the Premises to Lessor or to Lessor’s grantor.
     (c) The Lessee agrees to permit the Lessor or the Lessor’s agents to show the Premises at any reasonable times to persons wishing to purchase or lease the same.
18. SUBORDINATION. (a) This Lease is subject and subordinate to all ground leases and overleases, including the Prime Leases for the Leased Sites, and to all mortgages or other security instruments which may now or hereafter affect this Lease or any Site, and to all renewals, modifications, consolidations, replacements, extensions, substitutions or assignments thereof and this clause shall be self-operative and no further instrument of subordination shall be required in order to effect same. Upon Lessee’s request, Lessor shall use its reasonable commercial efforts to obtain a non-disturbance agreement (herein, the “Non-Disturbance Agreement”) from the holder of any mortgage entered into by Lessor and filed against all or any of the Sites. The Non-Disturbance Agreement may contain additional provisions as are customarily requested by secured lenders with liens encumbering real property security similar to the Premises, including, without limitation, Lessee’s agreement to attorn as set forth below in this Section. Whether or not Lessor obtains a Non-Disturbance Agreement, Lessee, promptly following a request by Lessor, shall execute a subordination agreement and/or other documents required to confirm the subordination of this Lease.
     (b) In the event of foreclosure of any mortgage, whether superior or subordinate to this Lease, then (i) this Lease shall continue in force, (ii) Lessee’s quiet possession shall not be disturbed if Lessee is not in default hereunder or cures such default prior to the expiration of applicable cure periods, (iii) Lessee shall attorn and recognize the mortgagee or purchaser at foreclosure sale (“Successor Lessor”) as Lessee’s Lessor for the remaining Term of this Lease, and (iv) the Successor Lessor shall not be bound by (x) any payment of rent for more than one month in advance, (y) any amendment, modification or ending of this Lease without the Successor Lessor’s consent after the Successor Lessor’s name is given to Lessee, unless the amendment, modification, or ending is specifically authorized by the terms of this Lease and does not require Successor Lessor’s prior agreement or consent; and (z) any liability for any act or omission of a prior Lessor. At the request of the Successor Lessor, Lessee shall execute an amendment to this Lease confirming the Successor Lessor on the same terms and conditions as this Lease for the balance of the Term of this Lease, together with all options to extend the Term of this Lease as provided herein.
19. SIGNAGE. Lessee shall have the right to place any signs on the Premises Lessee desires so long as such signs are neat, professional and relate to the legal business being conducted at the Premises. All signs shall be in compliance with all applicable laws. All signage on or about the Premises shall be fabricated, installed and maintained by Lessee, at Lessee’s sole cost and expense. Lessee shall pay the charges, if any, for all sign permits. No signs shall contain any material that would be offensive, disparaging or indecent or that would otherwise not be in keeping with comparable service station properties.

25

20. ASSIGNMENT; SUBLETTING; LESSEE FINANCING. (a) Except as otherwise expressly provided herein, Lessee shall not assign, pledge, mortgage or otherwise transfer its interest in the Premises, or any part thereof, without first obtaining Lessor’s written consent, which consent Lessor may withhold in its sole and absolute discretion. Lessee may sublet the Premises with not less than twenty (20) days prior written notice to the Lessor, which notice shall include sublessee’s name, address and phone number; provided, however, that the term of the sublease shall not extend past the day which immediately precedes the expiration date of the then current Term of this Lease. In the event of any such assignment or subletting, Lessee shall continue to remain jointly and severally liable to Lessor, along with its transferee, for the performance of all of Lessee’s obligations, including the payment of Rent, for the remainder of the Term of this Lease. The sale or any other transfer of all or substantially all of the assets of Lessee to any other person, or a conveyance or transfer of Lessee’s stock or other ownership interests (if a corporation or other entity) to any other person, shall be deemed an attempted assignment requiring consent. In no event shall any such assignment, subletting and/or transfer release Guarantor from its obligations under the Guaranty. Notwithstanding the foregoing, so long as there is no change in the operation, management or control of Lessee, Lessee shall be permitted to transfer membership interests in Lessee for (i) tax planning or estate planning purposes or (ii) among the members of Lessee as of the date of this Lease; provided, however, that no membership interests in Lessee are transferred to any party that is not a member of Lessee as of the Commencement Date.
     (b) In the event of Lessee’s surrender of this Lease or the termination of this Lease, Lessor may, at its option, either terminate any or all subtenancies or succeed to the interest of Lessee as sublessor thereunder. No merger shall result from Lessee’s sublease of the Premises under this Section, Lessee’s surrender of this Lease, or the termination of this Lease.
     (c) Lessee immediately and irrevocably assigns to Lessor, as security for Lessee’s obligations under this Lease, all rent from any subletting of all or any part of the Premises as permitted by this Lease; provided, however, that Lessee shall have a license to collect all such rents unless and until an Event of Default has occurred and is continuing. If an Event of Default by Lessee has occurred and is then continuing, Lessor, as assignee and as attorney-in-fact for Lessee, or a receiver of Lessee appointed on Lessor’s application, may collect the rent and apply it toward Lessee’s obligations under this Lease.
     (d) If this Lease is assigned, or if the Premises or any part of the Premises is sublet or occupied by anyone other than Lessee, Lessor may, after default by Lessee which remains uncured after the expiration of any applicable notice, grace and cure period, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Lessee from the further performance by Lessee of covenants on the part of Lessee herein contained.
     (e) Lessee hereby acknowledges and agrees that Lessor has a significant material interest in limiting the amount of debt and other financing obligations incurred by Lessee, and that, as a material inducement for Lessor to enter into this Lease, except for the Loan (defined in Section 49 below) and for the Permitted Financing (hereafter defined), Lessee shall not incur any other debt during the Term of this Lease, as the same may be extended, without the prior written consent of Lessor, which may be withheld by Lessor in its sole and absolute discretion. For purposes hereof, “Permitted Financing”) shall mean a loan made by a commercial bank or other institutional lender to Lessee not to exceed [***] (“Permitted Financing Cap”) in the aggregate, the proceeds of which are used by Lessee solely in connection with Lessee’s operation of some or all of the Sites. At least ninety percent (90%) of the Permitted Financing

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

26

(up to the Permitted Financing Cap, as the same may be increased as provided below in this Section 20(e)), must be used to acquire or replace capital improvements at some or all of the Sites. [***].
     (f) Each and every sublease, occupancy agreement and/or license entered into from and after the Commencement Date must provide that (i) the same is subject to all of the terms and conditions of this Lease and (ii) in the event of cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease, whether voluntary, involuntary or by operation of law, prior to the expiration date of such agreement, including extensions and renewals granted thereunder, the proposed occupant agrees to make full and complete attornment to Lessor for the balance of the Term of such agreement, at the option of Lessor at any time during the occupancy of a portion of the Premises, which attornment shall be evidenced by an agreement in form and substance reasonably satisfactory to Lessor, in which the proposed occupant agrees to execute and deliver at any time within fifteen (15) days after request of Lessor, or its successors and assigns, and the occupant waives the provisions of any law now or hereafter in effect which may give the occupant any right of election to terminate the agreement or to surrender possession of any portion of the Premises in the event any proceeding is brought by Lessor under this Lease to terminate this Lease.
     (g) Notwithstanding anything to the contrary set forth in this Lease, including without limitation, this Section 20, Lessor acknowledges that Lessee intends from time to time to enter into leases with dealers to operate certain of the service station business at the Premises (each, a “Dealer Lease” and collectively, the “Dealer Leases”). Nothing in this Lease shall be construed to limit Lessee’s right to enter into such Dealer Leases, and Lessor’s consent shall not be required for Lessee to enter into or terminate any Dealer Leases; so long as any new Dealer Lease entered into, or any existing Dealer Lease renewed, extended or materially modified, from and after the date of this Lease shall (i) provide that the Dealer Leases are expressly subject and subordinate to this Lease and (ii) contain the provisions of Section 20(f) of this Lease. Further, Lessor shall have no obligation or liability under the Dealer Leases under any circumstances whatsoever, nor shall the Lessor have any obligation to honor any Dealer Lease. In no event shall Lessee be excused from performing its obligations under this Lease notwithstanding the existence of a Dealer Lease. Lessee shall defend, indemnify and hold Lessor its affiliates, officers, directors, members, partners, shareholders, employees and agents harmless from and against any and all losses actually incurred by Lessor, liabilities, claims, demands, suits, actions, judgments, fines or payments, environmental or otherwise, for, or in connection with, any claim by any party under the Dealer Leases for any matter arising under, or in connection with, the Dealer Leases, including any claim based in contract, tort, statutory right, or equitable principles, or any accident, injury or damage whatsoever caused to any person or property arising, directly or indirectly, out of the business conducted at the Premises or on any of the sidewalks adjoining the same, or arising, directly or indirectly, from any violation of any law, agency ruling or regulation, or from any act or omission of Lessee or any sublessee and their respective licensees, servants, agents, customers, employees, invitees or contractors, and from and against all costs, expenses and liabilities incurred in connection with any such claim or proceeding brought thereon.
21. NO LIENS. Other than the Loan, Lessee shall not do any act, or make any contract, which may create or be a foundation for any lien (including mechanics or materialman’s liens) or other encumbrance upon any interest of Lessor in the Premises. If any such lien is filed, then Lessee, within fifteen (15) days or as soon as reasonably possible after notice of filing, shall cause any such lien or encumbrance to be discharged of record. NOTICE IS HEREBY GIVEN THAT LESSOR SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE OR TO ANYONE HOLDING OR OCCUPYING ANY OF THE LEASED PREMISES THROUGH OR UNDER LESSEE, AND THAT NO MECHANICS’ OR OTHER LIENS FOR ANY SUCH LABOR,

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

27

SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO THE PREMISES. LESSOR MAY AT ANY TIME POST ANY NOTICES ON THE PREMISES REGARDING SUCH NON-LIABILITY OF LESSOR.
22. ALTERATIONS; RESTORATIONS. (a) Lessee shall make no additions, changes, alterations or improvements to any Site comprising a part of the Premises that are structural or have a cost in excess of [***], without first obtaining Lessor’s prior written consent, which may not be unreasonably withheld if they do not adversely affect the use, utility or value of the Premises; provided, however, that Lessor may require any alteration having a cost in excess of [***] to be bonded. Any alterations or additions to any buildings or permanent improvements authorized by Lessor shall be made in a good, workmanlike manner, in compliance with all applicable laws, rules and regulations, and in compliance with all insurance policies required to be maintained by Lessee under this Lease, and, unless Lessor otherwise elects at its option, shall upon installation become the property of Lessor and Lessee shall have no right or interest therein except to continue to use same during the remainder of the Term of this Lease. If any alterations involve the replacement of equipment or parts thereto, all replacement equipment or parts shall have a value and useful life equal to the greater of (A) the fair value and useful life on the date hereof or (B) the fair value and useful life of the equipment being replaced immediately prior to the occurrence of the event which required its replacement (assuming such replace equipment was then in the condition required by this Lease). If Lessee shall make additions, changes, alterations or improvements to the Premises without Lessor’s prior written consent or otherwise in violation of the provisions hereof, then at the request of Lessor, Lessee shall at its own cost and expense remove from the Premises all additions, changes, alterations or improvements not acceptable to Lessor, and Lessee shall repair all damage caused by such installation and removal, other than minor and de minimus items. Any actual, reasonable costs incurred by Lessor in removing or disposing of fixtures or repairing damage shall be additional rent hereunder. Notwithstanding the foregoing, regardless of the cost, Lessee shall have the right from time to time, without the prior consent of Lessor, but upon prior notice to Lessor, to remove and replace one or more USTs in strict compliance with the terms of this Lease.
     (b) In the case of any restoration following a fire or other casualty costing in excess of [***], Lessor (or Lessor’s lender if required by any mortgage) shall hold the net award in accordance with the provisions of Section 15(g) of this Lease.
     (c) Reference is hereby made to that certain Remediation Agreement (“Remediation Agreement”) by and between Groundwater & Environmental Services, Inc., a Pennsylvania corporation (“GES”), and Lessee, dated as of January 4, 2011, with respect to environmental services for certain portions of the Premises. Notwithstanding anything to the contrary set forth in this Lease, Lessee shall not undertake, under the Remediation Agreement, any invasive work, development, redevelopment, upgrade, demolition or alteration of any building, structure or land surface unrelated to the Remediation Activities (as defined in the Remediation Agreement) at any Site without the express prior written consent of Lessor and GES. Lessor shall not unreasonably withhold or delay its consent to such request; provided, however, that Lessee hereby acknowledges and agrees that if GES does not consent to such request from Lessee, then Lessor’s denial of Lessee’s request for consent shall be deemed reasonable.
     (d) Lessor shall reasonably cooperate with, and shall not unreasonably interfere with, GES’s performance of its obligations under the Remediation Agreement, which cooperation shall include, without limitation: (i) allowing access to the Premises as may be reasonably necessary for GES to perform its obligations under the Remediation Agreement, (ii) promptly executing all documents, instruments and applications and joining in any notices that may be reasonably required to enable GES to perform its obligations under the Remediation Agreement, and (iii) promptly providing to Lessee and

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

28

GES any information Lessor obtains relating to contamination on the Premises or any conditions that may affect the performance of GES’s obligations or remediation costs. Any costs incurred by Lessor with respect to the Remediation Agreement shall be payable by Lessee.
23. DEFAULT. Lessor and Lessee agree that each of the provisions of this Lease is a material and substantial condition of the agreement between the parties relating to the lease of the Premises. The occurrence of any one or more of the following (after expiration of any applicable cure period) shall, at the sole option of Lessor, constitute an “Event of Default” under this Lease:
          (i) a failure by Lessee to pay, regardless of the reason for such failure: (x) after [***] written notice that such amount is past due, any Fixed Annual Rent, or (y) within [***] after written notice that any other monetary obligation under this Lease is past due;
          (ii) a failure by Lessee duly to perform and observe, or a violation or breach of, any other provision of this Lease not otherwise specifically mentioned in this Section 23, which default continues beyond the date that is [***] from the date on which Lessee receives written notice of such default (or such shorter period of time as is expressly set forth in this Lease for the curing of such default of if required by law) or, if such default cannot be cured within such thirty (30) day period and delay in the exercise of a remedy would not (in Lessor’s reasonable judgment) cause a material adverse harm to Lessor or the Premises, the cure period shall be extended for the period required to cure the default, but such cure period, including any extension, shall not in the aggregate exceed [***], provided that Lessee shall have commenced to cure the default within thirty (30) days of receipt of notice from Lessor (or sooner if required by law) and shall actively and diligently and in good faith proceed with and continue the curing of the default for such [***] or until earlier fully cured;
          (iii) any representation or warranty made by Lessee herein or in any certificate, demand or request made pursuant hereto proves to have been incorrect, when made in any material respect;
          (iv) Lessee shall fail to comply with the requirements of Section 14 and such failure continues for more than three (3) business days after Lessee receives written notice of such failure;
          (v) Lessee shall enter into a transaction or series of transactions in violation of Section 20;
          (vi) Lessee shall fail to occupy and use all of the Premises for the Primary Use in accordance with Section 9 or Lessee shall have abandoned any Site;
          (vii) Lessee shall fail to maintain in effect any license or permit necessary for the use, occupancy or operation of the Premises and such failure continues for more than thirty (30) days after Lessee receives written notice of such failure (or such shorter period of time as is (i) required to preserve such license or permit in effect, (ii) required by law or (iii) required to avoid a material adverse harm to Lessor or the Premises);
          (viii) Lessee shall fail to deliver the estoppel described in Section 33 within the time period specified therein and such failure continues for more than five (5) days after written notice with respect to the delivery of such estoppel certificate;

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

29

          (ix) Lessee or Guarantor shall fail to pay, beyond any applicable cure period, rent under, or perform of any other material provision of, any other contract or contracts (including any leases) that have, in the aggregate, payment obligations over the term thereof of [***] or more if an effect of such default is to cause the counterparties under such contracts to commence to exercise their remedies thereunder and Lessee or Guarantor fails to cure such default within the period allowed therefor under the relevant contract;
          (x) a final, non-appealable judgment or uninsured judgments for the payment of money in excess of [***] in the aggregate shall be rendered against Lessee or Guarantor and the same shall remain undischarged or unbonded for a period of thirty (30) consecutive days;
          (xi) Lessee or Guarantor shall (A) voluntarily be adjudicated a bankrupt or insolvent, (B) seek or consent to the appointment of a receiver or trustee for itself or for the Premises, (C) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, (D) make a general assignment for the benefit of creditors, or (E) be unable to pay its debts as they mature in the ordinary course of business;
          (xii) a court shall enter an order, judgment or decree appointing, without the consent of Lessee or Guarantor, a receiver or trustee for it or for the Premises or approving a petition filed against Lessee or Guarantor which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain undischarged or unstayed sixty (60) days after it is entered;
          (xiii) Lessee shall be liquidated or dissolved or shall begin proceedings towards its liquidation or dissolution;
          (xiv) the estate or interest of Lessee in the Premises shall be levied upon or attached in any proceeding and such estate or interest is about to be sold or transferred or such process shall not be vacated or discharged within sixty (60) days after it is made;
          (xv) Guarantor shall (A) fail to perform its obligations under the Guaranty beyond applicable notice and cure periods set forth therein, or (B) repudiate the Guaranty or (C) take any action that causes the Guaranty to terminate or be unenforceable for any reason;
          (xvi) Lessee shall receive written notice from Seller under the PSA Documents that Lessee, Guarantor and/or any of their affiliates is in default of their obligations under any of the PSA Documents and such default is not cured prior to the expiration of any applicable notice and cure period; or
          (xvii) Lessee shall default, beyond any applicable cure period, in the performance of any of its obligations under (A) any of the Lessee Loan Documents, or (B) any document evidencing or otherwise securing a loan from Manufacturers and Traders Trust Company being made on or about the date hereof to certain affiliates of Tenant.
24. EVENT OF DEFAULT; DAMAGES; REMEDIES. (a) From and after the occurrence of an Event of Default, Lessor may:
          (i) give notice to Lessee of Lessor’s intention to terminate this Lease on the date specified in such notice, which date shall be no earlier than twenty (20) days following the date of such

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

30

notice (the “Termination Date”). Until and including the Termination Date, Lessee shall have the right to restore the terms of this Lease (“Lessee’s Restoration Right”) by curing any default and, if such default is a monetary default, by providing Lessor an additional security deposit in an amount equal to (x) one (1) month’s of the Fixed Annual Rent then in effect if such monetary default is cured within five (5) days of delivery of notice, (y) two (2) month’s of the Fixed Annual Rent then in effect if such monetary default is cured after five (5) days but not more than ten (10) days of delivery of notice, and (z) three (3) months of the Fixed Annual Rent then in effect if such default is cured at any time after ten (10) days of delivery of notice through the end of the aforesaid twenty (20) day period. The requirement to provide such security deposit in the applicable amount (as described in the preceding sentence) shall apply each time Lessor delivers to Lessee a notice of Lessor’s intention to terminate this Lease following an Event of Default by Lessee. If Lessee fails to restore this Lease as provided hereinabove, upon such date, this Lease, the estate hereby granted and all rights of Lessee hereunder shall expire and terminate. Upon such termination, Lessee shall immediately surrender and deliver possession of the Premises to Lessor in the condition required by the terms of this Lease as if such date was the Expiration Date. If Lessee does not so surrender and deliver possession of all of the Premises, Lessor may re-enter and repossess the Premises not surrendered by any available legal process. Upon or at any time after taking possession of the Premises, Lessor may, by legal process, remove any persons or property therefrom. Lessor will be under no liability for or by reason of any such entry, repossession or removal; or
          (ii) Subject to Lessee’s Restoration Right, terminate Lessee’s right of possession and may repossess and re-enter the Premises by any available legal process without thereby releasing Lessee from any liability hereunder and, except as required by applicable law, without demand or notice of any kind to Lessee and without terminating this Lease. After repossession of the Premises pursuant hereto, Lessor will have the right to relet the Premises to such tenant or tenants, for such term or terms, for such rent, on such conditions and for such uses as Lessor in its sole discretion may determine, and collect and receive any rents payable by reason of such reletting. However, Lessor agrees to exercise commercially reasonable efforts to mitigate damages and Lessee, in any event, shall be and remain liable to Lessor for any rental shortfall between the Rent payable hereunder by Lessee and the rent received by Lessor as a result of any reletting. Lessor may make such alterations in connection with such reletting as it may deem advisable in its sole discretion. Notwithstanding any such termination of Lessee’s right of possession of the Premises, Lessor may at any time thereafter elect to terminate this Lease and in such event lessor will have the rights and remedies specified in the foregoing Section 24(a)(i).
     (b) Upon re-entry by Lessor, expiration or termination of this Lease or dispossession by summary proceeding or otherwise, Lessee shall be responsible for the following:
          (i) Rent up to the time of such re-entry, dispossession or expiration of the Term of this Lease;
          (ii) Rent for the balance of the full Term, less the amount of rent that is actually received by Lessor if and when Lessor relets the Premises;
          (iii) The payment of all actual sums incurred by Lessor in putting the Premises in good order or preparing the same for re-rental, including brokerage and advertising fees;
          (iv) Reasonable attorneys’ fees and expenses resulting from Lessor enforcing any of the remedies described above, or in the enforcement of this Lease or in defending any claim brought against Lessor by Lessee against which Lessor successfully defends; and
          (v) In addition, Lessor shall have such other remedies as are then available to it by law or in equity. Except as otherwise provided herein, all remedies are cumulative and concurrent and no remedy is exclusive of any other remedy. Each remedy may be exercised at any time an Event of Default

31

has occurred and is continuing and may be exercised from time to time. No remedy shall be exhausted by any exercise thereof.
     (c) The obligations of Lessee under this Section shall survive the expiration or termination of this Lease.
25. LATE CHARGES. Any money owed by Lessee to Lessor after the due date therefor shall bear interest at the Default Rate, from the due date until the date paid. Lessee understands and agrees that more than three (3) instances of dishonoring of checks and/or electronic wire transfers or Electronic Funds Transfers during any twelve (12) month period shall be an additional ground of default under this Lease.
26. SURRENDER; HOLDOVER. (a) Lessee shall quit and surrender peaceably and quietly, to Lessor, its agent or attorney, possession of the Premises at the expiration or other termination of this Lease, vacant (free of all occupants), broom clean and in good condition, except for ordinary wear and tear and free of violations, and shall surrender all keys for the Premises to Lessor at the place then fixed for the payment of Rent and shall provide Lessor all combinations for locks, safes and vaults, passwords and codes for computers or computer-operated equipment if any, in the Premises. Lessee’s failure to so vacate shall subject Lessee to liability and Lessee agrees to pay Lessor’s damages, costs and counsel fees resulting therefrom. If upon termination of this Lease or abandonment of the Premises by Lessee, Lessee abandons or leaves any personal property or equipment at the Premises, such equipment or property shall be conclusively deemed abandoned and Lessor shall have the right, without notice to Lessee, to store or otherwise dispose of the property or equipment at Lessee’s sole cost, expense and risk, without being liable in any respect to Lessee. Lessee agrees that any such disposition by Lessor shall be conclusively deemed to be commercially reasonable.
     (b) If Lessee holds over or remains in possession of the Premises after the expiration of the Term of this Lease, or after any prior termination thereof, without any written agreement being made or entered into between Lessor and Lessee, such holding over or continued possession shall be deemed to be a tenancy from month to month at a monthly rental equal to one hundred fifty percent (150%) of the then last monthly installments of Fixed Annual Rent and additional rent payable during the Term for the first thirty (30) days of such holdover period and thereafter, the greater of two (2) times (x) the then last monthly installments of Fixed Annual Rent and additional rent payable during the Term, and (y) fair market Rent, and otherwise shall be upon the terms and conditions of this Lease, and such tenancy shall be terminable at the end of any month by either party upon written notice delivered to the other party at least thirty (30) days prior to the end of such month.
     (c) No act or thing done by Lessor or any agent or employee of Lessor during the Term of this Lease shall be deemed to constitute an acceptance by Lessor or a surrender of the Premises unless such acceptance of surrender is specifically acknowledged by Lessor in a writing signed by Lessor. The delivery of keys to the Premises or any agent or employee of Lessor shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are retained by Lessor and, notwithstanding such delivery, Lessee shall be entitled to the return of such keys at any reasonable time upon written request until this Lease shall have been terminated properly.
27. WAIVERS.
     (a) THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER. IN THE EVENT LESSOR COMMENCES ANY DISPOSSESSION PROCEEDING FOR POSSESSION OF THE PREMISES BASED UPON A DEFAULT BY LESSEE IN THE PAYMENT OF FIXED ANNUAL RENT OR ADDITIONAL RENT, LESSEE WILL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION IN SUCH

32

PROCEEDING. IN CONNECTION WITH ANY SUCH PROCEEDING, OR IN ANY OTHER ACTION OR PROCEEDING TO ENFORCE THIS LEASE OR OBTAIN POSSESSION OF THE PREMISES, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER ITS COSTS, EXPENSES AND ATTORNEYS’ FEES FROM THE NON-PREVAILING PARTY.
     (b) WITH RESPECT TO ANY REMEDY OR PROCEEDING HEREUNDER, LESSEE HEREBY WAIVES THE SERVICE OF NOTICE WHICH MAY BE REQUIRED BY ANY APPLICABLE LAW.
     (c) Lessee hereby waives and surrenders, for itself and all those claiming under it, including creditors of all kinds (i) any right and privilege which it or any of them may have under any present or future law to redeem the Premises or to have a continuance of this Lease after termination of this Lease or of Lessee’s right of occupancy or possession pursuant to any court order or any provision hereof, and (ii) the benefits of any present or future law which exempts property from liability for debt or for distress for rent.
28. INDEMNIFICATION. (a) Lessor shall not in any event whatsoever be liable for any injury or damages to any person happening on or about the Premises, or for any injury or damage to the Premises, or to any property of Lessee or to any property of any other person, firm, association, corporation or other entity on or about the Premises, unless the direct result of Lessor’s gross negligence or willful misconduct. Lessee shall defend, indemnify and hold Lessor, its affiliates, officers, directors, members, partners, shareholders, employees and agents (collectively, “Indemnitees”) harmless from and against any and all losses, liabilities, claims, demands, suits, actions, judgments, fines or payments, environmental or otherwise, for, or in connection with, any default by Lessee under the terms of this Lease (including, without limitation, arising out of any breach by Lessee of any Governmental Regulations or Environmental Laws), any accident, injury or damage whatsoever caused to any person or property arising, directly or indirectly, out of any business conducted at or with respect to the Premises or on any of the sidewalks adjoining the same, or arising, directly or indirectly, from any violation of any law, agency ruling or regulation, or from any act or omission of Lessee or any sublessee and their respective licensees, servants, agents, customers, employees, invitees or contractors, and from and against all costs, expenses and liabilities incurred in connection with any such claim or proceeding brought thereon, including, without limitation, (i) any claim against Lessor arising as a result of a failure of Lessee or Guarantor to comply with its obligations under the Conveyance Documents or the PSA Documents (which shall include, but not be limited to, Lessee’s indemnification obligations set forth in Section 7.10 and Article 10 of the PSA), and (ii) any liability, claims, demands, or causes of action whatsoever asserted by any one or more of the dealers and other third-parties who operate the service station businesses at the Premises or by any one or more of the prime lessors under any of the Prime Leases, whether based in contract, tort, statutory right, or equitable principles. Lessee shall be responsible to pay all reasonable attorneys’ fees, costs and disbursements incurred by Lessor as a result of Lessee’s default hereunder and this shall include all costs, including, without limitation, reasonable attorneys’ fees, costs and disbursements incurred by Lessor in collecting such amounts from Lessee and in enforcing the indemnification set forth herein. Lessor shall have no responsibility whatsoever for any damage, vandalism or theft of Lessee’s property. The obligations of Lessee under this Section shall survive the expiration or termination of this Lease.
     (b) In case any action or proceeding is threatened or brought against any Indemnitee by reason of any such claim, (i) such Indemnitee may notify Lessee to resist or defend such action or proceeding, and such Indemnitee will upon receipt of such notice cooperate and assist in the defense of such action or proceeding if reasonably requested to do so by Lessee and (ii) Lessee may, except during the continuance of an Event of Default and provided it acknowledges in writing that the claim is fully indemnifiable by it under this Lease, retain counsel of its choice to defend such action; provided, however, that Indemnitee may employ counsel of its own choice to monitor the defense of any such

33

action, the cost of which counsel shall be paid by Lessee, except with respect to any indemnity obligation to ExxonMobil under Section 10.1.1(e) of the PSA as it relates to the PMPA Obligations under Section 4.5 of the PSA, in which event Indemnitee shall not be permitted to engage separate counsel to monitor the defense of such action at Lessee’s expense, but may engage counsel of its choice at its own expense. Notwithstanding the foregoing, Indemnitee shall have the right, but not the obligation, to assume control of the defense and settlement of any claim for which indemnity is required hereunder if (i) the Indemnitee reasonably believes, after consultation with counsel, that the use of counsel chosen by the Lessee to represent Indemnitee would present such counsel with an actual or potential conflict of interest, (ii) Lessee shall not have engaged counsel to have charge of the defense of such action within a reasonable period after the date of notice of the claim for which indemnification is sought is given to Lessee, or (iii) the Indemnitee shall have reasonably concluded that there may be material defenses available to it or them which are different from or additional to those available to the Lessee or otherwise being pursued on behalf of the Indemnitee after Lessor has exercised reasonable commercial efforts to cause Lessee’s counsel to raise a reasonable defense and Lessee’s counsel has not done so. If any event described in clauses (i) through (iii) shall occur, then the Lessee shall not have the right to direct the defense of the indemnifiable action, and the Indemnitee shall be entitled to direct the defense of such action with counsel of its own choice, and the reasonable fees and expenses of the Indemnitee shall be borne by the Lessee, provided that such counsel shall be reasonably acceptable to the Lessee. In addition to the foregoing, If there is an Event of Default or if Lessee fails to acknowledge in writing that a claim for indemnification asserted by an Indemnitee is not fully indemnifiable by it under this Lease, then the Indemnitee will have the right to select counsel, and the fees and expenses of such counsel shall be paid by Lessee.
29. LIMITATION OF LESSOR’S LIABILITY; LESSOR’S RIGHT OF ASSIGNMENT.
     (a) Lessee agrees that the liability of the Lessor under this Lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the Premises, shall be limited to Lessor’s interest in the Premises, and in no event shall Lessee make any claim against or seek to impose any personal liability upon any individual, corporate officer, general or limited partner of any partnership, member or manager of any limited liability company, or principal of any firm or corporation that may now or hereafter become the Lessor. Notwithstanding anything contained in this Lease, Lessee and its successors and assigns agree that Lessee shall look solely to the estate and property of Lessor in the real property comprising the Premises for the collection of any claims, judgments (or other judicial process) or liabilities requiring the payment of money by Lessor or its successors or grantees in the event of any claim against Lessor arising out of this Lease or any of the terms, covenants and conditions of this Lease to be observed or performed by Lessor, and no other assets of Lessor or Lessor’s successors or Lessor’s parent or affiliates shall be subject to levy, execution or other procedures for the satisfaction of Lessee’s claims. Lessor agrees that the liability of the Lessee under this Lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the Premises, are personal to Lessee and the Guarantor (to the extent covered by the Guaranty), and other than the Guarantor, in no event shall Lessor make any claim against or seek to impose any personal liability upon any individual, corporate officer, general or limited partner of any partnership, or principal of any firm or corporation, member or manager that may now or hereafter become a part of Lessee.
     (b) Lessor shall have no liability for consequential damages resulting from, nor may Lessee terminate this Lease as a result of, Lessor’s failure to give consent, approval or instruction reserved to Lessor. Lessee’s sole remedies in any such event shall be an action for injunctive relief or, in the alternative, an action to recover actual compensatory damages in the event that Lessor unreasonably withholds its consent or approval in cases where such Lessor is not permitted to withhold its approval in its sole and absolute discretion.

34

     (c) Lessor shall be free at all times, without need of consent or approval by Lessee, to assign its interest in this Lease and/or to convey its fee or leasehold interest in the Premises. Lessor shall give notice to Lessee of any such conveyance. Each conveyance by Lessor of Lessor’s interest in this Lease or the Premises prior to the expiration or termination of this Lease shall be subject to this Lease and shall relieve the grantor of any further obligations or liability as Lessor, and Lessee shall look solely to Lessor’s successor in interest for all obligations of Lessor accruing from and after the date of the conveyance.
30. BROKER. Each of Lessor and Lessee warrants and represents to the other that it has dealt with no broker, real estate salesman, or person acting as broker or finder, in connection with this Lease. Each of Lessor and Lessee shall defend, indemnify and hold harmless the other party of and from any and all claims, liabilities and/or damages which are based upon a claim by any broker, person, firm, or corporation for brokerage commission and/or other compensation by reason of having dealt with Lessee. The provisions hereof shall survive the expiration or termination of this Lease.
31. NOTICES; PAYMENTS. (a) All notices, demands, requests, consents, approvals, offers, statements and other instruments or communications required or permitted to be given pursuant to the provisions of this Lease shall be in writing and shall be deemed to have been given and received for all purposes when delivered in person or by Federal Express or other reliable 24-hour delivery service or five (5) business days after being deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at the address set forth below or when delivery is refused, and such notices shall be addressed as follows:

To Lessor:	GTY NY Leasing, Inc.
125 Jericho Turnpike, Suite 103
Jericho, New York 11753
Phone No.: (516) 478-5400
Fax No.: (516) 478-5490
Attn: Kevin C. Shea,
Executive Vice President

With a copy to:	GTY NY Leasing, Inc.
125 Jericho Turnpike, Suite 103
Jericho, New York 11753
Phone No.: (516) 478-5400
Fax No.: (516) 478-5490
Attn: Joshua Dicker, Esq.
General Counsel

To Lessee:	CPD NY Energy Corp.
536 Main Street
New Paltz, New York 12561
Phone No.: (845) 256-0162
Fax No.: (845) 255-2305
Attn: Mr. Ahmad Jamal
President

With a copy to:	Bassman, Mitchell & Alfano, Chtd.
1707 L Street, N.W., Suite 560
Washington, DC 20036
Phone No.: (202) 466-6502
Fax No.: (202) 331-7510
Attn: Alphonse M. Alfano, Esq.

35

     For the purposes of this subsection, any party may substitute another address stated above (or substituted by a previous notice) for its address by giving fifteen (15) days’ notice of the new address to the other party, in the manner provided above.
     (b) Rent and all other payments due to Lessor under this Lease shall be paid in lawful money of the United States of America, without offset or deduction, to the name and at the address first given above for Lessor or to such other persons or parties or at such other places as Lessor, from time to time, may designate in a written notice to Lessee.
32. NO WAIVER. (a) Lessor’s right to require strict performance shall not be affected by any previous waiver or course of dealings.
     (b) The receipt and acceptance of rent by Lessor with knowledge of a default by Lessee under this Lease shall not be deemed a waiver of such default and Lessor retains all of its rights under this Lease resulting from such default.
     (c) No payment by Lessee or receipt by Lessor of a lesser amount than the monthly rent stipulated herein shall be deemed to be other than on account of the earliest stipulated rent or item of additional rent outstanding, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or additional rent be deemed an accord and satisfaction and Lessor may accept any such check or payment without prejudice to Lessor’s rights to recover the balance due or to pursue any other remedy.
33. ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS; REPORTS. (a) At any time and from time to time, within ten (10) days after request by Lessor, by written instrument, Lessee shall certify to Lessor, any mortgage, assignee of a mortgagee, any purchaser, or any other person specified by Lessor, to the effect (i) that Lessee is in possession of the Premises; (ii) that this Lease is unmodified and in full force and effect (or if there has been modification, that the same is in full force and effect as modified and setting forth such modification); (iii) whether or not there are then existing set-off or defenses against the enforcement of any duty or obligation of Lessee (and if so, specifying the same); (iv) the dates, if any, to which any rent or other charges have been paid in advance; and (v) such other matters as Lessor may reasonably request. At any time and from time to time, within ten (10) days after request by Lessee, by written instrument, Lessor shall certify to Lessee, any mortgage, assignee of a mortgagee, or any other person specified by Lessee, to the effect that to Lessor’s knowledge, (i) Lessee is in possession of the Premises; (ii) this Lease is unmodified and in full force and effect (or if there has been modification, that the same is in full force and effect as modified and setting forth such modification); (iii) whether or not there exists a default or an Event of Default by Lessee hereunder, and if so, specifying the nature of such default or Event of Default; and (iv) the dates, if any, to which any rent or other charges have been paid
     (b) Lessee shall keep adequate records and books of account with respect to the finances and business of Lessee generally and with respect to the Premises, in accordance with generally accepted accounting principles consistently applied (“GAAP”) (with the exception that quarterly statements do not need to include footnotes), and shall permit Lessor by its agents, accountants and attorneys, upon reasonable notice to Lessee, to visit and inspect the Premises and examine (and make copies of) the records and books of account and to discuss the finances and business with the officers of Lessee, if any, at such reasonable times as may be requested by Lessor. Upon request (either telephonically or in writing), Lessee shall provide the requesting party with copies of any information to which such party would be entitled in the course of a personal visit.
     (c) Lessee shall deliver to Lessor within sixty (60) days of the close of each fiscal year, annual audited consolidated financial statements of Lessee, or, if Lessee is a wholly-owned subsidiary of

36

a parent company, annual audited consolidated financial statements of such parent company, prepared by independent certified public accountants reasonably acceptable to the Lessor. Lessee shall also furnish to Lessor within thirty (30) days after the end of each of the three remaining quarters unaudited financial statements and all other quarterly reports of Lessee or its parent company, as applicable, certified by such reporting party’s chief financial officer, and all filings, if any, of Form 10-K, Form 10-Q and other required filings with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, or any other law. Lessee acknowledges that Lessor is, or its affiliates are, subject to stock exchange requirements and listing rules and regulations promulgated under the Securities Exchange Act of 1934, and interpretations thereof by relevant enforcement authorities, and agrees that if under said rules and regulations or listing requirements, Lessor is required to provide audited or unaudited financial information applicable to Lessee or Guarantor, or otherwise relating to this Lease, which is greater than that contemplated above, or is required sooner than contemplated above, Lessee shall provide such information in the form necessary for Lessor to comply with same, upon notice by Lessor to Lessee, with identification of the applicable rule ,regulation or listing requirement.
     (d) All financial statements delivered to Lessor pursuant to this Section 33 shall be prepared in accordance with GAAP. All annual financial statements shall be accompanied (i) by an opinion of said accounting firm stating that (A) there are no qualifications as to the scope of the audit and (B) the audit was performed in accordance with GAAP and (ii) by the affidavit of the president, chief financial officer or vice president of finance or a duly appointed officer of Lessee with knowledge of Lessee’s financial affairs, of the reporting party dated within five (5) days of the delivery of such statement, stating that (A) the affiant knows of no Event of Default, or event which, upon notice or the passage of time or both, would become an Event of Default which has occurred and is continuing hereunder or, if any such event has occurred and is continuing, specifying the nature and period of existence thereof and what action Lessee or any Guarantor, as the case may be, has taken or proposes to take with respect thereto, (B) except as otherwise specified in such affidavit, that Lessee has fulfilled all of its obligations under this Lease which are required to be fulfilled on or prior to the date of such affidavit and (C) Lessee shall promptly deliver to Lessor copies of any additional reporting information provided to Lessee’s lenders.
     (e) Within forty-five (45) days after the end of each calendar quarter, Lessee shall deliver to Lessor the motor fuel volume, rental income and merchandise sales figures for the calendar quarter for each Site comprising the Premises, and, if available, Site level profit and loss statements.
     (f) All reports, statements, budgets and other documents required to be submitted to Seller by CPD Properties or Lessee pursuant to the terms of the PSA which relate to any of the Properties shall be sent to Lessor by Lessee at the same time sent to Seller in the same manner of delivery.
34. BINDING EFFECT. This Lease shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, heirs, successors and assigns (it being understood that any assignment by Lessee shall be subject to the provisions of Section 20). This Lease may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Lease may be executed by facsimile signature, which signature shall have the same legal effect as an original.
35. NO MODIFICATION. No waiver, modification, change or alteration of the provisions of this Lease, or any of the rights or remedies of either of the parties hereto shall be valid, unless such waiver, modification, change or alteration is in writing, and signed by the party against whom enforcement is sought.
36. GOVERNING LAW. Each of Lessor and Lessee hereby agrees that the State of New York has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limiting the generality of the foregoing, matters of construction, validity and

37

performance) this Lease and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed therein and all applicable law of the United States of America; except that, at all times, the provisions for the creation of the leasehold estate, enforcement of Lessor’s rights and remedies with respect to right of re-entry and repossession, surrender, delivery, ejectment, dispossession, eviction or other in-rem proceeding or action regarding any of the Sites shall be governed by and construed according to the laws of the state in which such Site is located, it being understood that, to the fullest extent permitted by law of such State, the law of the State of New York shall govern the validity and the enforceability of this Lease, and the obligations arising hereunder. To the fullest extent permitted by law, Lessee hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Lease. Any legal suit, action or proceeding against Lessee arising out of or relating to this Lease may be instituted in any federal or state court sitting in the County of New York, State of New York, and Lessee waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding in such County and State, and Lessee hereby expressly and irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Notwithstanding the foregoing, nothing herein shall prevent or prohibit Lessor from instituting any suit, action or proceeding in any other proper venue or jurisdiction in which the Premises is located or where service of process can be effectuated.
37. PARTIAL INVALIDITY. In the event any provision of this Lease is declared illegal, invalid, or unenforceable or contrary to law, it shall not affect any other part.
38. ENTIRE LEASE. The parties have set forth in this Lease their entire understanding, there is no other agreement or understanding between the parties, except as expressly set forth herein; provided, however, Lessor and Lessee hereby acknowledge that this Lease is being entered into, in connection with and pursuant to, that certain Asset Purchase Agreement.
39. LESSOR/LESSEE. The parties agree that this Lease shall not be deemed a joint venture but strictly a “landlord/tenant” “Lessor/Lessee” relationship.
40. AUTHORITY. Lessee has fully read this Lease before signing same and is in full agreement with its terms. The person signing this Lease on behalf of Lessee certifies that he/she is authorized by Lessee to execute this Lease on behalf of Lessee and to bind Lessee to its terms.
41. NO RECORDING. Lessee shall not record this Lease. If any transfer tax or other tax or fee of any kind or nature is imposed on or in connection with this Lease or any document or instrument executed in connection with this Lease, such tax or fee shall be borne solely by Lessee. Upon the request of either party, the parties shall execute and deliver a memorandum of Lease, in a commercially reasonable recordable form acceptable to Lessor, with respect to the terms and conditions of this Lease, at the cost and expense of the party requesting the memorandum, including, without limitation, any recording charges due and payable in connection therewith. If the parties execute and deliver a memorandum of Lease, and as an express condition precedent to such execution and delivery, the parties shall also execute and deliver a termination of the memorandum of Lease, in recordable form, and otherwise in form and substance acceptable to Lessor and its counsel, which has the effect, upon recordation, of terminating such memorandum of Lease. Lessor is hereby authorized to record such termination of memorandum of Lease, without prior notice to Lessee, any Lessee lender or any other party, upon the expiration or sooner termination of this Lease in accordance with its terms. Lessee’s recordation of a memorandum of Lease without providing such termination instrument in accordance with the foregoing shall be deemed a material default by Lessee of this Lease.
42. OFAC CERTIFICATION. Each of Lessor and Lessee hereby certifies that: (i) it is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, Specially Designated National and Blocked

38

Person, or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and (ii) it is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity, or nation. Each of Lessor and Lessee hereby agrees to defend, indemnify, and hold harmless the other party from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorneys’ fees and costs) arising from or related to any breach of the foregoing certification.
43. [***]
44. PROPERTY SUBSTITUTION.
     (a) From and after that date which is the [***] anniversary of the Commencement Date, in the event Lessee determines that one or more of the Sites is not economically feasible, Lessee shall be permitted to request that such Site(s) be severed from the Premises demised pursuant to the terms of this Lease and another property or properties be substituted in its or their place. Lessee hereby acknowledges and agrees that it may only request that one Site per year be substituted and that an aggregate of not more than ten (10) Sites be substituted over the Term of this Lease, as the Term may be extended by one or more of the Renewal Terms. In order to request any such substitution, Lessee shall submit an irrevocable written request to Lessor, which request shall be accompanied with sufficient reasonable financial information demonstrating that the Site in question is not economically feasible, which information shall include, with respect to such Site, current audited financial statements prepared by an independent certified public accounting firm, monthly profit and loss amounts for the twenty-four (24) month period prior to the date of the request and such other financial and business information as shall be requested by Lessor. In addition, Lessee shall identify a proposed property to be substituted for the Site sought to be severed from this Lease. Lessee shall provide Lessor with financial information regarding the proposed property, a current appraisal, together with such additional information as Lessor shall reasonably request in order for it to be provided with a full and complete understanding of the financial condition of the operations, physical condition and environmental condition of such proposed substitute property.
     (b) Upon receipt of Lessee’s request as set forth in subsection 44(a) above, Lessor may elect one of the following options: (i) to sever the Site that is not economically feasible from the Premises demised pursuant to this Lease and accept the proposed substituted property in its place without any adjustment in the Fixed Annual Rent, or (ii) to sever the Site that is not economically feasible from the Premises demised pursuant to this Lease and not accept the proposed substitute property in its place and to reduce the Fixed Annual Rent by the Adjustment Amount as set forth on Schedule “A” attached hereto (which Adjustment Amounts shall be increased by the cumulative percentage increase in the Fixed Annual Rent pursuant to Section 3(b) since the Commencement Date), or (iii) request that Lessee purchase such Site from Lessor at the greater of (A) the then fair market value of the Site, taking into consideration all relevant factors, including, without limitation, any deed restrictions or other title encumbrances, and determined as if the Site is unencumbered, and free and clear of the existence of this Lease, or (B) the Acquisition Cost (defined in Section 50(b) below) applicable to such Site. If Lessor elects to sever the Site as provided herein, then Lessor and Lessee shall promptly enter into an amendment of this Lease in order to document such agreement, at the sole cost and expense of Lessee. Lessor agrees to use commercially reasonable efforts to obtain the release of any such Sites from any mortgage encumbering such Sites as may be required by Lessor’s lender and consent from Lessor’s lender for such substitution.

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

39

     (c) In order to determine the fair market value of each Site to be purchased by Lessee for purposes of clause (iii) of Section 44(b) above, the following shall apply:
          (i) Not later than thirty (30) days after Lessor notifies Lessee that Lessor has elected to determine the fair market value of one or more Sites to be purchased by Lessee, Lessor and Lessee shall each provide the other with the name of an independent real estate appraiser (“Lessor’s Consultant” and “Lessee’s Consultant”, as the case may be), to act as Lessor’s representative and Lessee’s representative in order to determine the fair market value of each such Site. Not later than thirty (30) days after the designation of the Lessor’s Consultant and the Lessee’s Consultant (each such consultant shall comply with the requirements of subsection (iii) below), each such consultant shall determine the fair market value of each such Site and shall circulate such determinations to the other party. If the fair market value determinations of the two consultants for any such Site differ by more than ten percent (10%), then Lessee’s Consultant and Lessor’s Consultant shall meet (in person or by telephone) to mutually agree upon the determination of the fair market value of such Site.
          (ii) If Lessor’s Consultant and Lessee’s Consultant shall be unable to reach such determination for one or more of such Sites within thirty (30) days, both of the Consultants shall each designate their final fair market values for each such Site, if they have changed from the initial determination, and shall jointly select a third independent real estate appraiser (“Third Consultant”) whose fee shall be borne by Lessee. In the event that Lessor’s Consultant and Lessee’s Consultant shall be unable to jointly agree on the designation of the Third Consultant within five (5) days after they are requested to do so by either party, then the parties agree to allow the American Arbitration Association or any successor organization to designate the Third Consultant in accordance with the rules, regulations and/or procedures of the American Arbitration Association or any successor organization then in effect.
          (iii) The Third Consultant shall conduct such hearings and investigations as the Third Consultant may deem appropriate and shall, within thirty (30) days after the date of designation of the Third Consultant, prepare an independent determination of the value of each Site being purchased (where the value has not been determined as provided in subsection (i) above). The final, fair market valuation of each such Site shall be the average of the two valuations of the Lessor’s Consultant, the Lessee’s Consultant and the Third Consultant which are closest. Once determined, the fair market value determination shall be conclusive and binding upon Lessor and Lessee. Lessee shall pay all counsel fees and expenses, if any, in connection with any arbitration under this subsection, including the expenses and fees of any Consultant selected by it in accordance with the provisions hereof. The Lessor’s Consultant, the Lessee’s Consultant, the Third Consultant and any other consultant appointed pursuant to this subsection shall be an independent real estate appraiser with at least ten years’ experience in leasing and valuation of properties which are similar in character to the Premises, and an MAI member of the Appraisers Institute, and shall not have any personal or business relationship with either Lessor or Lessee which might be, or have the appearance of, a conflict of interest (herein, a “Qualified Appraiser”). The Consultants shall not have the power to add to, modify or change any of the provisions of this Lease.
45. CONFIDENTIALITY. Each of Lessor and Lessee shall maintain as confidential (i) any and all information, data and documents obtained about the other party (“Information”) prior to and following the execution of this Lease (including without limitation, any financial or operating information of, or related to, the Lessor), and (ii) the terms and conditions of this Lease (as originally circulated or as negotiated) and all other documents related to the execution of this Lease. Neither party shall disclose any such Information to any third party except as required by any applicable law, court order, subpoena or legal or regulatory requirement. Notwithstanding the foregoing, Lessee hereby expressly acknowledges and agrees that Lessor shall be permitted to disclose any and all information required by applicable law, including, without limitation, publication of Lessee or Guarantor financial information and/or other data pursuant to the requirements of the securities exchange commission and NYSE rules and regulations. Notwithstanding the foregoing, Lessee shall be permitted to disclose information related to this Lease

40

described in item (ii) above: (x) in accordance with Lessee’s general public disclosure policy; provided Lessee has obtained Lessor’s prior consent to the contents of any such disclosure, and (y) to Lessee’s attorneys, accountants, advisors, consultants, affiliates, lenders and investors (“Interested Persons”) in accordance with usual and customary business practices; provided such individuals or entities agree, at the time of such disclosure by Lessee, to be bound by the terms and conditions of this Section 45. N either Lessor nor Lessee shall make copies of any Information except for use exclusively by Lessor or Lessee, or such party’s attorneys, accountants, advisors, consultants, affiliates, lenders and investors as needed in accordance with usual and customary business practices. All copies of such Information will be returned to the party that provided such Information or destroyed after the use of such Information is no longer needed, except to the extent such destruction is prohibited by law, rule or regulation, or, with respect to Lessor, required to be retained pursuant to Lessor’s document retention policies. Lessee hereby consents to the disclosure by Lessor of the existence, and the terms and conditions, of this Lease, in accordance with Lessor’s general disclosure policy; including, without limitation, disclosures to Lessor’s attorneys, accountants, advisors, consultants, affiliates, lenders and investors. Lessee further consents to the disclosure by Lessor for general marketing purposes of the existence of this Lease, the purchase price of the Premises, Lessee’s use of the proceeds of the sale of the Premises and the nature and location of the Property, and to the use by Lessor of Lessee’s name, trade name or logo and the use of the name, trade name or logo of any sponsor or any other entity having an ownership or management interest in Lessee for the limited purpose of a press release or other announcement of this transaction. This provision shall survive beyond the termination of this Lease. Lessee shall not record this Lease or any memorandum thereof in the land records of any county or jurisdiction or with any governmental authority, without the prior written consent and approval of the Lessor.
46. TAX TREATMENT; REPORTING. Lessor and Lessee each acknowledges that each shall treat this transaction as a true lease for state law purposes and shall report this transaction as a lease for federal income tax purposes. For federal income tax purposes each party shall report this Lease as a true lease with Lessor as the owner of the Premises and Lessee as the lessee of such Premises including: (i) treating Lessor as the owner of the improvements and equipment eligible to claim depreciation deductions under Section 167 or 168 of the Internal Revenue Code of 1986 (the “Code”) with respect to the improvements and equipment (excluding UST Systems, which belong to Lessee as hereinabove described in this Lease, (ii) Lessee reporting its Rent payments as rent expense under Sections 162 and Section 467 of the Code, as applicable, and (iii) Lessor reporting the Rent payments as rental income. Notwithstanding the foregoing, nothing contained herein shall (a) require Lessor or Lessee to take any action that would be inconsistent with the requirements of GAAP or violate any state or federal law, or (b) be deemed to constitute a guaranty, warranty or representation by either Lessor or Lessee as to the actual treatment of this transaction for state or federal tax purposes or for purposes of accounting or financial reporting, including but not limited to the determination as to whether this Lease shall qualify for sale-leaseback accounting treatment or whether this Lease shall be properly classified as an operating lease or finance lease in accordance with GAAP.
47. CORRECTIONS. Lessor and Lessee shall execute, deliver, record and furnish such documents as may be necessary to correct any errors of a typographical nature or inconsistencies which may be contained in this Lease.
48. PRIME LEASES. As provided above, this Lease (as it pertains to the Leased Sites) is and shall be subject and subordinate to the terms of the Prime Leases. Lessee agrees to assume the same responsibilities and duties and to enjoy the same rights and privileges that Lessor has as “tenant” from and to the landlords with respect to the Leased Sites; provided, however, in no event shall Lessor be deemed to have assumed any of the responsibilities of the landlords under the Prime Leases, including, without limitation, any repair or maintenance obligations, any obligation to provide services or any obligation to restore the any Leased Site following any damage, destruction or condemnation, nor shall Lessor be responsible for the compliance by any such landlord with the provisions of the Prime Leases.

41

The foregoing notwithstanding, upon written request by Lessee, Lessor agrees to use reasonable efforts to enforce its rights under the Prime Leases, provided that Lessor shall have no obligation to advance any of its own funds in connection therewith and Lessee shall reimburse Lessor within ten (10) days following written demand for all out-of pocket costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Lessor in attempting to enforce the Prime Leases. Lessee shall take no action or permit anything to be done which would constitute a default under, or cause a termination of, any Prime Lease, and Lessee shall indemnify, defend and hold Lessor harmless from and against any loss, cost, damage or expense (including, without limitation, court costs and reasonable attorneys’ fees) incurred as a result of a breach by Lessee of the foregoing covenant. Whenever Lessee desires to take any action that would require the consent of any landlord under a Prime Lease, Lessee shall not take such action unless the consent of both the landlord and Lessor to such action is obtained. If Lessee sends or receives any notice to or from any landlord under a Prime Lease, Lessee shall immediately send a copy of such notice to Lessor. Because some of the Prime Leases will expire prior to the end of the Term of this Lease, upon such expiration, the Leased Sites subject to such Prime Leases shall automatically be removed from, and shall no longer constitute a part of, the Premises leased by Lessor to Lessee hereunder; provided, however, that this Lease shall otherwise not be affected by any such removal, and no such removal shall affect any of the rights and obligations of Lessor and Lessee hereunder that have accrued prior to such removal date. Lessor shall timely exercise any and all renewal or extension options set forth in the Prime Leases to the extent necessary to continue this Lease in effect with respect to the applicable Sites leased by Lessor to Lessee hereunder in accordance with the provisions of this Lease. If any security deposit, whether in the form of cash or a letter of credit, is required to be delivered or provided, or has been delivered or provided, pursuant to the terms of any Prime Lease, Lessee shall, at is sole cost and expense, be solely responsible for the same. If any such security deposit has been delivered or provided before the date hereof, Lessee shall take such action as may be required to replace such security deposit with its own funds or, in the case of a letter of credit, with its own letter of credit. At the end of the term of any Prime Lease, so long as no Event of Default hereunder exists, Lessor shall promptly remit to Lessee any security deposit received by Lessor pursuant to such Prime Lease. Lessee shall look solely to the lessors under the Prime Leases for the return of such security deposits, and Lessor shall have no liability or responsibility to Lessee if for any reason any such security deposit is not returned by any such lessor; provided, however, if any such lessor fails to return any such security deposit when due, then Lessor shall, at no cost to Lessor, request the prompt return of such security deposit. If the Applicable Prime Leases (defined in Section 49(b) below) have been assigned by Lessor to Lessee pursuant to Section 49, and if the Prime Lease Condition described in Section 49(c)(vi) has been satisfied, then, from and after the date the Applicable Prime Leases have been assigned by Lessor to Lessee, Lessee shall have no further obligation or liability to Lessor hereunder with respect to the Applicable Prime Leases.
49. LESSEE’S FINANCING.
     (a) As of the date hereof, Lessor has made a loan to Lessee in the original, principal amount of [***] (the “Loan”). The Loan is evidenced by a Promissory Note, dated as of the date hereof, executed by Lessee in favor of Lessor in the original principal amount of [***] (as the same may be amended, modified or supplemented from time to time, the “Note”) and a Loan Agreement, dated as of the date hereof, by and between Lessor and Lessee (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”). The Loan is secured by a Mortgage and Security Agreement, dated as of the date hereof, by and between Lessor and Lessee (as the same may be amended, modified or supplemented from time to time, the “Mortgage”) and a Continuing Guaranty, executed by the guarantors listed therein (“Guarantor”) in favor of Lessor (as the same may be amended, modified or supplemented from time to time, the “Guaranty”). The Note, the Loan Agreement, the Mortgage, the Guaranty and any

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

42

other document executed or delivered by Lessee or Guarantor in connection with the Loan are hereinafter collectively referred to herein as the “Loan Documents”.
     (b) Lessor and Lessee agree that at such time as the Loan has been repaid in full by Lessee in accordance with the terms of the Loan Documents, Lessor shall assign to Lessee all of Lessor’s right, title and interest in and to those Prime Leases listed on Exhibit “D” (the “Applicable Prime Leases”) in accordance with the provisions of this Section 49, but only if the Prime Lease Conditions (as defined in subsection (c) below) have been satisfied in accordance with this Section 49 on or prior to the Satisfaction Date (as defined in subsection (d) below).
     (c) Lessor’s obligation to assign the Applicable Prime Leases to Lessee on the Satisfaction Date is subject to the following conditions precedent (the “Prime Lease Conditions”):
          (i) All amounts owing under the Loan (including, but not limited to, all principal, accrued interest and other costs and expenses owing to Lessor thereunder) have been paid in full to Lessor, all other Obligations (as defined in the Loan Documents) shall have been satisfied in full and no Obligations remain outstanding;
          (ii) No Event of Default, or event which, with the giving of notice or the lapse of time, or both, could become an Event of Default, shall exist under this Lease;
          (iii) No Event of Default (as defined in the Loan Documents), or event which, with the giving of notice or the lapse of time, or both, could become an Event of Default (as defined in the Loan Documents), shall exist under the Loan Documents;
          (iv) Lessee has, at its sole cost and expense, obtained all consents and approvals required in order for Lessor to assign its right, title and interest in and to the Applicable Prime Leases to Lessee (including, but not limited to, any consent or approval from any lessor under an Applicable Prime Lease required pursuant to the terms of such Applicable Prime Lease);
          (v) Lessor shall have been fully released from any and all responsibilities, obligations and liabilities under each Applicable Prime Lease arising or accruing from and after the Satisfaction Date; and
          (vi) Lessee shall be responsible for and shall pay, and shall indemnify and hold Lessor and all other Indemnitees harmless from and against: (A) all liabilities, costs and expenses incurred by Lessor or any other Indemnitee in connection with the assignment of the Applicable Leases to Lessee or otherwise arising in connection with this Section 49 (including, but not limited to, Lessor’s reasonable attorneys’ fees); and (b) all other liabilities, costs, fees and expenses payable in connection with the assignment of the Applicable Prime Leases to Lessee or otherwise arising in connection with this Section 49 (including, but not limited to, costs, fees and expenses payable to any lessor under an Applicable Prime Lease, as well as any state or local recordation or transfer taxes or recording charges payable to any governmental entity, in connection with the assignment of the Applicable Prime Leases to Lessee).
     (d) If the Prime Lease Conditions have been satisfied to Lessor’s satisfaction on or prior to the date upon which the Loan has been paid in full (the “Satisfaction Date”), then on the Satisfaction Date, Lessor shall assign to Lessee, and Lessee shall assume, all of Lessor’s right, title and interest in and to the Applicable Prime Leases, AS IS, WHERE IS and without any representation or warranty of any kind. Such assignment and assumption shall be made pursuant to an Assignment and Assumption Agreement in form and substance acceptable to Lessor, with consent of each of the lessors under the Applicable Prime Leases. In consideration for such assignment, Lessee shall pay Lessor an amount equal to One Hundred Dollars ($100) on the Satisfaction Date. The parties acknowledge and agree that Lessee

43

is not being given an option under this Section 49 and Lessee must accept an assignment of the Applicable Prime Leases from Lessor upon the Satisfaction Date in accordance with this Section 49.
     (e) The rights set forth in this Section 49 are personal to CPD NY Energy Corp. and may not be assigned or otherwise transferred to any other person or entity. Upon the occurrence of any Event of Default under this Lease, or if Lessee fails to assume the Applicable Prime Leases on the Satisfaction Date in accordance with the provisions of this Section 49, or if the Prime Lease Conditions have not been satisfied in accordance with the provisions of this Section 49 on or prior to the Satisfaction Date, then in each such instance the terms and provisions of this Section 49 (and Lessee’s right to acquire the Applicable Prime Leases pursuant to this Section 49) shall automatically terminate and become null and void and shall be of no further force or effect.
     (f) For purposes of clarity, the parties acknowledge and agree that (i) not all of the Prime Leases are listed on Exhibit D; and (ii) if a Prime Lease is not listed on Exhibit D, then Lessor shall have no obligation to assign such Prime Lease to Lessee pursuant to this Section 49.
50. OPTION TO PURCHASE. [***]
     (f) Time shall be of the essence as to all notice periods in this Section 50.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

44

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be duly executed under seal as of the day and year first above written.

ATTEST:		LESSOR: GTY NY LEASING, INC., a Delaware corporation

By:	/s/ Christine Fitter	By:	/s/ Kevin Shea

Title:	Asst. Secretary	Title:	Exec. Vice President

ATTEST:		LESSEE: CPD NY ENERGY CORP., a New York corporation

By:		By:	/s/ Saleh ElJamal

Title:	Notary	Title:	Treasurer
LESSEE’S FEDERAL ID NUMBER
27-3096706
[Corporate Seal]

S-1

SCHEDULE “A-1”
Premises — Fee Owned Sites
SCHEDULE “A-1”
Fee Owned Sites

Fee/
				Lease/	Acquisition	Adjustment
Site #	Address	Town	ST	DOSS	Cost	Amount
10700	434 Gramatan Avenue	Mount Vernon	NY	Fee	[***]	[***]
10715	2072 E Main St	Cortlandt Manor	NY	Fee	[***]	[***]
11128	189 Route 59	Spring Valley	NY	Fee	[***]	[***]
11307	240 E Hartsdale Ave	Hartsdale	NY	Fee	[***]	[***]
11331	808 Palmer Ave	Mamaroneck	NY	Fee	[***]	[***]
11369	69 Theodore Frend Ave	Rye	NY	Fee	[***]	[***]
11410	55 Washington SI	Poughkeepsie	NY	Fee	[***]	[***]
11413	1110 Violet Ave	Hyde Park	NY	Fee	[***]	[***]
11510	504 New Rochelle Rd	Bronxville	NY	Fee	[***]	[***]
11570	2646 South Rd	Poughkeepsie	NY	Fee	[***]	[***]
11617	174 Westchester Ave	White Plains	NY	Fee	[***]	[***]
11640	75 Brookside Ave	Chester	NY	Fee	[***]	[***]
11823	3 Colonial Ave	Warwick	NY	Fee	[***]	[***]
11827	215 N Broadway	Tarrytown	NY	Fee	[***]	[***]
11882	1061 Freedom Plains Rd	Poughkeepsie	NY	Fee	[***]	[***]
11890	279 Bloomingburg Rd	Middletown	NY	Fee	[***]	[***]
12017	80 Bedford Rd	Katonah	NY	Fee/Lease	[***]	[***]
12048	290 Route 211 E	Middletown	NY	Fee	[***]	[***]
12129	409 Main St	New Paltz	NY	Fee	[***]	[***]
12140	1563 Route 82	Hopewell Junction	NY	Fee	[***]	[***]
12225	1001 Route 94	New Windsor	NY	Fee	[***]	[***]
12393	280 N Saw Mill River Rd	Elmsford	NY	Fee	[***]	[***]
12412	116 N Route 303	West Nyack	NY	Fee	[***]	[***]
12491	310 Broadway	Newburgh	NY	Fee	[***]	[***]
12548	30 Lincoln Ave	Pelham	NY	Fee	[***]	[***]
12557	144 King St	Port Chester	NY	Fee	[***]	[***]
12614	428 South Rd	Poughkeepsie	NY	Fee	[***]	[***]
12645	2063 New Hackensack Rd	Poughkeepsie	NY	Fee	[***]	[***]
12790	246 Route 17K	Newburgh	NY	Fee	[***]	[***]
12803	298 Titusville Rd	Poughkeepsie	NY	Fee	[***]	[***]
12843	657 North Ave	New Rochelle	NY	Fee	[***]	[***]
12913	109 W Ramapo Rd	Garnerville	NY	Fee	[***]	[***]
12950	430 Broadway	Dobbs Ferry	NY	Fee	[***]	[***]
12972	3205 Crompond Rd	Yorktown Heights	NY	Fee	[***]	[***]
13003	154 Broadway	Hawthorne	NY	Fee	[***]	[***]
13149	5 Schuyler Blvd	Fishkill	NY	Fee	[***]	[***]
13155	826 White Plains Rd	Scarsdale	NY	Fee	[***]	[***]
13163	208 Saw Mill River Rd	Millwood	NY	Fee	[***]	[***]
13174	142 Tuckahoe Rd	Yonkers	NY	Fee	[***]	[***]
13367	680 Main St	Mount Kisco	NY	Fee	[***]	[***]
13648	8 Marbledale Rd	Tuckahoe	NY	Fee	[***]	[***]
13849	4100 Rt 9A 8, Welcher Ave	Peekskill	NY	Fee	[***]	[***]
16278	1468 Rt 9	Wappingers Falls	NY	Fee	[***]	[***]
10441	407 While Plains Road	Eastchester	NY	Fee/Lease	[***]	[***]
11609	275 Route 59 E	Nanuet	NY	Fee/Lease	[***]	[***]
		Total Fees	45		[***]	[***]

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE “A-2”
Premises — Leased Sites
SCHEDULE “A-2”
Fee Owned Sites

Fee/
Lease
Site #	Address	Town	ST	DOSS
10241	3081 Route 22	Patterson	NY	Lease
10345	1237 Mamaroneck Ave	White Plains	NY	Lease
10684	838 Kimball Ave	Yonkers	NY	Lease
10714	101-S Ridge Street	Port Chester	NY	Lease
10885	1423 Route 300	Newburgh	NY	Lease
11540	Rt 35 & Boston Rd	South Salem	NY	Lease
11603	1176 Nepperhan Ave	Yonkers	NY	Lease
11613	2035 Saw Mill River Rd	Yorktown Heights	NY	Lease
11741	425 Boston Post Rd	Port Chester	NY	Lease
11796	1050 Rt9	Wappingers Falls	NY	Lease
12017	80 Bedford Rd	Katonah	NY	Fee/Lease
13079	Routes 6 & 22 — Argonne	Brewster	NY	Lease
13088	399 Greenwich Ave	Goshen	NY	Lease
17888	19 Marble Ave	Thornwood	NY	Lease
16126	Hutchinson River Pkwy	White Plains	NY	Lease-T
10441	407 White Plains Road	Eastchester	NY	Fee/Lease
11609	275 Route 59 E	Nanuet	NY	Fee/Lease
		Total Leases	17

SCHEDULE “B”
Fixed Annual Rent
[***]

[***]
Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

SCHEDULE “C”
(Equipment)
All of the equipment listed on the attached schedules, together with all Above Ground Components, coolers, cash registers, safes, video surveillance systems, food preparation equipment, gondolas, soda fountains, coffee equipment, refrigerators and freezers located on the Premises on the Commencement Date, to the extent same was not owned by Dealers on the day immediately prior to the Commencement Date, and even though the same may not be listed with specificity on the attached schedules.

Schedule C
Personal Property
Site No. 58620
Route 6 & Route 22
Brewster, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System	1
Convenience Store Cooler	1
Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Exxon Mobil Site No. 13079
Route 6 & Route 22
Brewster, NY

Equipment Schedule

58620
Property #	13079
Getty Property #
Street Address	978 Route 22 (R+6+R+22)
City	Brewster
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	10 — Door Walk-in
Freezers	1	2 — Door Walk-in
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment	2	2 — Backet BUNN
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Island	1
Coffee Counter	1
Cappuccino Machine	1	3 Plug
[Please provide inventory for each Site]
Exxon Mobil Site No. 13079
Route 6 & Route 22
Brewster, NY

Asset Verification
Site No. 13079
Route 6 & Route 22
Brewster, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts Above Ground In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13079
Route 6 & Route 22
Brewster, NY

Schedule C
Personal Property
Site No. 58621
504 New Rochelle Rd
Bronxville, NY

Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Convenience Store Cooler	1
Lifts In Ground	2
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
ExxonMobil Site No. 11510
504 New Rocheclle Road
Bronxville, NY

Equipment Schedule

58621
Property #	11510
Getty Property #
Street Address	504 New Rochelle Rd
City	Bronxville
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1	Wayne Nucleus
Cash Registers & Printer
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
[Please provide inventory for each Site]
2 Bay
ExxonMobil Site No. 11510
504 New Rocheclle Road
Bronxville, NY

Asset Verification
Site No. 11510
504 New Rochelle Road
Bronxville, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tanks 10,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts Above Ground 2 In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	1	X
Waste Oil Tank	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11510
504 New Rocheclle Road
Bronxville, NY

Schedule C
Personal Property
Site No. 58622
2072 East Main Street
Cortland Manor, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11510
504 New Rocheclle Road
Bronxville, NY

Equipment Schedule

Property #	10715
Getty Property #
Street Address	2072 East Main St
City	Cortland Manor
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers	1	8 — Door Walk-in
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving	2	Gondolas
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Coffee Counter	1
Transaction Counter	1
[Please provide inventory for each Site]
ExxonMobil Site No. 10715
2072 East Main Street
Cortland Manor, NY

Asset Verification
Site No. 10715
2072 East Main Street
Cortland Manor, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon
Tanks 10,000 Gallon	3	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts Above Ground In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site. No. 10715
2072 East Main Street
Cortland Manor, NY

Schedule C
Personal Property
Site No. 58623
430 Broadway
Dobbs Ferry, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Lifts Above Ground	3
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site. No. 10715
2072 East Main Street
Cortland Manor, NY

Equipment Schedule

Property #	12950
Getty Property #
Street Address	430 Broadway
City	Dobbs Ferry
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1
Cash Registers & Printer	1	Dresser Wayne
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	In Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root LS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Lifts	3	Frame Contact
Compressor
[Please provide inventory for each Site]
ExxonMobil Site No. 12950
430 Broadway
Dobbs Ferry, NY

Asset Verification
Site No. 12950
430 Broadway
Dobbs Ferry, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon
Tanks 10,000 Gallon	3	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	3	X
Dispensers (include Diesel)

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 3 Above Ground In Ground	3	X
Convenience Store Coolers	1
Fuel Oil Tank 1000	1	X
Waste Oil Tank 275	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12950
430 Broadway
Dobbs Ferry, NY

Schedule C
Personal Property
Site No. 58624
407 White Plains Road
Eastchester, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Lifts Above Ground	1
Lifts In Ground	2
Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12950
430 Broadway
Dobbs Ferry, NY

Equipment Schedule

Property #	10441
Getty Property #
Street Address	407 White Plains Rd
City	Eastchester
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	2
Cash Registers & Printer
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
[Please provide inventory for each Site]

Asset Verification
Site No. 10441
407 White Plains Road
Eastchester, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1

Fueling System
Tank 4,000 Gallon	1	X
Tanks 6,000 Gallon	3	X
Tank 8,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 2 In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	1	X
Waste Oil Tank	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 10441
407 White Plains Road
Eastchester, NY

Schedule C
Personal Property
Site No. 58625
280 North Saw Mill River Road
Elmsford, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 10441
407 White Plains Road
Eastchester, NY

Equipment Schedule

Property #	12393
Getty Property #
Street Address	280 North Saw Mill River Rd
City	Elmsford
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	9-Door Walk-in _______
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Island	1
Coffee Counters	2
[Please provide inventory for each Site]

Asset Verification
Site No. 12393
280 North Saw Mill River Road
Elmsford, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tanks 8,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts Above Ground In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12393
280 North Saw Mill River Road
Elmsford, NY

Schedule C
Personal Property
Site No. 58626
109 West Ramapo Road
Garnerville, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Convenience Store Cooler	1
Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12393
280 North Saw Mill River Road
Elmsford, NY

Equipment Schedule

Property #	12913
Getty Property #
Street Address	109 West Ramapo Road
City	Garnerville
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes consoles & EPOS
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers	1	10-Door Walk-in
Freezers	1	3-Door Walk-in
Safes	1	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Coffee Counter	2
Hot Dog Island	1
3-Bay Counter Sink	1
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 12913
109 West Ramapo Road
Garnerville, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts Above Ground In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present? No
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12913
109 West Ramapo Road
Garnerville, NY

Schedule C
Personal Property
Site No. 58627
399 Greenwich Avenue
Goshen, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System	1
Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12913
109 West Ramapo Road
Garnerville, NY

Equipment Schedule

Property #	13088
Getty Property #
Street Address	399 Greenwich Ave
City	Goshen
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	5-Door Walk-in
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving	3	Gondolas
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Coffee Counter	1
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 13088
399 Grenwich Avenue
Goshen, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	7	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts Above Ground In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13088
399 Greenwich Avenue
Goshen, NY

Schedule C
Personal Property
Site No. 58628
240 East Hartsdale Avenue
Hartsdale, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Lifts Above Ground	4
Lifts In Ground	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 13088
399 Greenwich Avenue
Goshen, NY

Equipment Schedule

Property #	11307
Getty Property #
Street Address	240 East Hartsdale Avenue
City	Hartsdale
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1	Gilbanco Passport
Cash Registers & Printer	1
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	In Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
[Please provide inventory for each Site]

Asset Verification
Site No. 11307
240 East Hartsdale Avenue
Hartsdale, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tanks 10,000 Gallon	1	X
Tank 12,000 Gallon (2-6000)	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 4 Above Ground 1 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank 550 Gallon	2	X
Waste Oil Tank 1000	1
Motor Oil Tank 280 Gallon	1	X
Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11307
240 East Hartsdale Avenue
Hartsdale , NY

Schedule C
Personal Property
Site No. 58629
154 Broadway
Hawthrone, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System	1
Lifts Above Ground	1
Lifts In Ground	2
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11307
240 East Hartsdale Avenue
Hartsdale , NY

Equipment Schedule

Property #	13003
Getty Property #
Street Address	154 Broadway
City	Hawthorne
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers	1	7-Door Walk-in
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Island	1
Lifts	2	Hydraulic
Lifts	1	Electric
[Please provide inventory for each Site]

Asset Verification
Site No. 13003
154 Broadway
Hawthorne, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 8,000 Gallon	2	X
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 2 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank	0
Waste Oil Tank	1

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13003
154 Broadway
Hawthrone , NY

Schedule C
Personal Property
Site No. 58630
349 Nys Route 82
Hopewell Junction, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System	1
Convenience Store Cooler	1
Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 13003
154 Broadway
Hawthrone , NY

Equipment Schedule

58630
Property #	12140
Getty Property #
Street Address	349 Nys Route 82
City	Hopewell Junction
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers	1	12-Door Walk-in
Freezers	1	3-Door Walk-in
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Island	1
Coffee Counter	1
Utility Box	1	Brown
[Please provide inventory for each Site]

Asset Verification
Site No. 12140
349 Nys Route 82
Hopewell Junction, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12140
Nys Route 82
Hopewell Junction, NY

Schedule C
Personal Property
Site No. 58631
1110 Violet Avenue
Hyde Park, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12140
Nys Route 82
Hopewell Junction, NY

Equipment Schedule

Property #	11413
Getty Property #
Street Address	1110 Violet Ave
City	Hyde Park
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 11413
1110 Violet Avenue
Hyde Park, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts___ Above Ground____ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11413
1110 Violet Avenue
Hyde Park, NY

Schedule C
Personal Property
Site No. 58632
80 Bedford Road
Katonah, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Lifts Above Ground	1
Lifts In Ground	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11413
1110 Violet Avenue
Hyde Park, NY

Equipment Schedule

Property #	12017
Getty Property #
Street Address	80 Bedford Road
City	Katonah
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Console & EPOS included
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Lift — In Ground	1	In Ground
Lift — _______	1	Mohawk
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 12017
80 Bedford Road
Katonah, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2	X

POS	1
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 1 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank	1	X
Waste Oil Tank	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12017
80 Bedford Road
Katonah, NY

Schedule C
Personal Property
Site No. 58633
808 Palmer Avenue
Mamaroneck, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Lifts Above Ground	2
Lifts In Ground	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12017
80 Bedford Road
Katonah, NY

Equipment Schedule

Property #	11331
Getty Property #
Street Address	808 Palmer Avenue
City	Mamaroneck
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1	Wayne Nucleus
Cash Registers & Printer
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
3 Bays

Asset Verification
Site No. 11331
808 Palmer Avenue
Mamaroneck, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon
Tanks 10,000 Gallon	3	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	2	X
Dispensers (include Diesel)

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 2 Above Ground 1 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11331
808 Palmer Avenue
Mamaroneck, NY

Schedule C
Personal Property
Site No. 58634
279 Bloomingburg Road
Middletown, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Passport)	1
Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11331
808 Palmer Avenue
Mamaroneck, NY

Equipment Schedule

Property #	11890
Getty Property #
Street Address	279 Bloomingburg Rd
City	Middletown
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes consoles & EPOS
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers	1	5-Door Walk-in
Freezers
Safes	2	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 11890
279 Bloomingburg Road
Middletown, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts___ Above Ground____ In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Karachi
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11890
279 Bloomingburg road
Middletown, NY

Schedule C
Personal Property
Site No. 58635
Saw Mill River Road
Millwood, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Lifts Above Ground	2
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11890
279 Bloomingburg road
Middletown, NY

Equipment Schedule

Property #	13163
Getty Property #
Street Address	208 Saw Mill River Rd
City	Millwood
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Counter	1
Lift	1	Electric
Lift	1	Hydraulic inspection
[Please provide inventory for each Site]

Asset Verification
Site No. 13163
208 Saw Mill Road
Millwood, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System	2	X
Tank 6,000 Gallon	1	X
Tanks 10,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	3	X
Dispensers (include Diesel)

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 2 Above Ground____ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 550 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13163
208 Saw Mill River Road
Millwood, NY

Schedule C
Personal Property
Site No. 58636
680 Main Street
Mount Kisco, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Convenience Store Cooler	1
Lifts In Ground	2
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 13163
208 Saw Mill River Road
Millwood, NY

Equipment Schedule

Property #	13367
Getty Property #
Street Address	680 Main St
City	Mt. Kisco
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers	1	5-Door Walk-in
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Counter	1
Lifts	2	In Ground Hydraulic
[Please provide inventory for each Site]

Asset Verification
Site No. 13367
680 Main Street
Mount Kisco, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 8,000 Gallon	1	X
Tanks 10,000 Gallon	3	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	4	X
Dispensers (include Diesel)

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts___ Above Ground 2 In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13367
680 Main Street
Mount Kisco, NY

Schedule C
Personal Property
Site No. 58637
434 Gramatan Avenue
Mount Vernon, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Lifts Above Ground	1
Lifts In Ground	2
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 13367
680 Main Street
Mount Kisco, NY

Equipment Schedule

Property #	10700
Getty Property #
Street Address	434 Gramatan Avenue
City	Mount Vernon
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	2	Wayne Nucleus
Cash Registers & Printer
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter
3 Bay

Asset Verification
Site No. 10700
434 Gramatan Avenue
Mount Vernon, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 2 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 10700
434 Gramatan Avenue
Mount Vernon, NY

Schedule C
Personal Property
Site No. 58638
75 Brookside Avenue
Chester, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Convenience Store Cooler	1
Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 10700
434 Gramatan Avenue
Mount Vernon, NY

Equipment Schedule

Property #	11640
Getty Property #
Street Address	75 Brookside Ave
City	Chester
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	12-Door Walk-in
Freezers	1	3-Door Walk-in
Safes	2	#GA2009045023 & #004827
Video Surveillance Systems	1
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving	3	Gondolas
Soda Fountains	1	8-Plug Servend
Coffee Equipment	1	3-Basket
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM	1
Personal Computer & Printer	1
Refrigerators
Air Tower
Hot Dog Steamer
Microwave	1
Deli Case
Sandwich Merchandiser	1
Car Wash Equipment
Ice Machine	1
Hot Dog _______	2
Cappuccino Machine	1	5-Plug
Coffee Counter	1
[_______]	1	Sandwich
Sink	1	4-Bay
Refrigerator	1	Reach-in
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 11640
75 Brookside Avenue
Chester, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor
Car Wash Equipment	0
Lifts___ Above Ground____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank
Waste Oil Tank

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11640
75 Brookside Avenue
Chester, NY

Schedule C
Personal Property
Site No. 58639
409 Main Street
New Paltz, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Convenience Store Cooler	1
Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
ExxonMobil Site No. 12129
409 Main Street
New Paltz, NY

Equipment Schedule

58639
Property #	12129
Getty Property #
Street Address	409 Main St
City	New Paltz
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	3	Consoles Included
Scanners	3
Electronic Point of Sale Equip.	1
Stand-Up Coolers	1	12-Door Walk-in Cooler
Freezers	1	2-Door
Safes	1	Above Ground
Video Surveillance Systems	1
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 12129
409 Main Street
New Paltz, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 8,000 Gallon	1	X
Tanks 12,000 Gallon	1	X
Tank 15,000 Gallon	2	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	7	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts___ Above Ground____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? N/A
Copy of C of O Present? No
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12129
409 Main Street
New Paltz, NY

Schedule C
Personal Property
Site No. 58640
657 North Avenue
New Rochelle, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12129
409 Main Street
New Paltz, NY

Equipment Schedule

Property #	12843
Getty Property #
Street Address	657 North Ave
City	New Rochelle
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	2	[_______] Wayne Nucleus
Cash Registers & Printer
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Vender Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators	1	14 Door Walk-in
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Coffee Bar	1
Food Snack Bar	1
Transaction Counter	1
Sink	1	3 Bays
Mobil Mart

Asset Verification
Site No. 12843
657 North Avenue
New Rochelle, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12843
657 North Avenue
New Rochelle, NY

Schedule C
Personal Property
Site No. 58641
1001 Route 94
New Windsor, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Convenience Store Cooler	1
Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12843
657 North Avenue
New Rochelle, NY

Equipment Schedule

58641
Property #	12225
Getty Property #
Street Address	1001 Route 94
City	New Windsor
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes consoles & EPOS nucleus
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers	1	6-Door Walk-in
Freezers	1	2-Door Walk-in
Safes	1	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Vender Root ID# 129047
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Coffee Counter	1
Utility Box	1	Squared
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 12225
1001 Route 94
New Windsor, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	6	X
Dispensers (include Diesel)

POS	1
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Ryko Voyager
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12225
1001 Route 94
New Windsor, NY

Schedule C
Personal Property
Site No. 58642
1423 Route 300
Newburgh, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Convenience Store Cooler	1
Car Wash Equipment	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12225
1001 Route 94
New Windsor, NY

Equipment Schedule

58642
Property #	10885
Getty Property #
Street Address	1423 Route 300
City	Newburgh
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console and EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	5-Door Walk-in
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Vender Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment	1	Oasis Typhoon Building Only
Ice Machine
Transaction Counter	1
[Please provide inventory for each Site]
Site No. 10885
1423 Route 300
Newburgh, NY

Asset Verification
Site No. 10885
1423 Route 300
Newburgh, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Typhoon Oasis
Copy of C of O Present? No
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 10885
1423 Route 300
Newburgh, NY

Schedule C
Personal Property
Site No. 58643
310 Broadway
Newburgh, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System	1
Convenience Store Cooler	1
Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 10885
1423 Route 300
Newburgh, NY

Equipment Schedule

58643
Property #	12491
Getty Property #
Street Address	310 Broadway
City	Newburgh
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes consoles & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	10-Door Walk-in
Freezers	1	3-Door Walk-in
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Utility Box	1	Brown
Coffee Counter	1
Transaction Counter	1
[Please provide inventory for each Site]
Site No. 12491
310 Broadway
Newburgh, NY

Asset Verification
Site No. 12491
310 Broadway
Newburgh, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12491
310 Broadway
Newburgh, NY

Schedule C
Personal Property
Site No. 58644
246 Route 17K
Newburgh, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Convenience Store Cooler	1
Car Wash Equipment	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12491
310 Broadway
Newburgh, NY

Equipment Schedule

58644
Property #	12790
Getty Property #
Street Address	246 Route 17K
City	Newburgh
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Nucleus includes console & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	12-Door Walk-in
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment	1	Tunnel Rev Wash — Building Only
Ice Machine
Utility Box	1	Brown
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 12790
246 Route 17K
Newburgh, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 8,000 Gallon	1	X
Tanks 10,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Mark 7
Copy of C of O Present? Yes
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12790
246 Route 17K
Newburgh, NY

Schedule C
Personal Property
Site No. 58645
Route 9A & Welcher Avenue
Peekskill, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12790
246 Route 17K
Newburgh, NY

Equipment Schedule

58645
Property #	13849
Getty Property #
Street Address	Route 9A & Welcher Ave
City	Peekskill
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	11-Door Walk-in
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving	4	Gondolas
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Island	1
Coffee Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 13849
Route 9A & Welcher Avenue
Peekskill, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13849
Route 9A & Welcher Avenue
Peekskill, NY

Schedule C
Personal Property
Site No. 58646
30 Lincoln Avenue
Pelham, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Lifts In Ground	3
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 13849
Route 9A & Welcher Avenue
Peekskill, NY

Equipment Schedule

Property #	12548
Getty Property #
Street Address	30 Lincoln Ave
City	Pelham
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1	Wayne Nucleus
Cash Registers & Printer	1
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
3 Bay

Asset Verification
Site No. 12548
30 Lincoln Avenue
Pelham, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 6,000 Gallon	1	X
Tanks 8,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor
Car Wash Equipment	0
Lifts ___ Above Ground 3 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000	1	X
Motor Oil Tank 275 Gallon	1	X
Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12548
30 Lincoln Avenue
Pelham, NY

Schedule C
Personal Property
Site No. 58647
144 King Street
Port Chester, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Convenience Store Cooler	1
Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12548
30 Lincoln Avenue
Pelham, NY

Equipment Schedule

58647
Property #	12557
Getty Property #
Street Address	144 King St
City	Port Chester
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1	Dresser Wayne Nucleus
Cash Registers & Printer
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers	1	2-Door Upright
Safes	1	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators	1	10-Door Walk-in
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Gondolas	3
Coffee Bar	1
Snack Bar
[Please provide inventory for each Site]

Asset Verification
Site No. 12557
144 King Street
Port Chester, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 6,000 Gallon	2	X
Tank 8,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12557
144 King Street
Port Chester, NY

Schedule C
Personal Property
Site No. 58648
101-5 Ridge Street
Port Chester, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Lifts Above Ground	2
Lifts In Ground	1
Refrigerator	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12557
144 King Street
Port Chester, NY

Equipment Schedule

58648
Property #	10714
Getty Property #
Street Address	101-4 Ridge St
City	Port Chester
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1	Dresser Wayne Nucleus
Cash Registers & Printer
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	In Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators	1	2-Door (6’) Sliding Reach-in
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
3 Bays

Asset Verification
Site No. 10714
101-5 Ridge Street
Port Chester, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 8,000 Gallon	1	X
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	5

POS	1
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 2 Above Ground 1 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 10714
101-5 Ridge Street
Port Chester, NY

Schedule C
Personal Property
Site No. 58649
425 Boston Post Road
Port Chester, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (Nucleus)	1

Lifts In Ground	2
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 10714
101-5 Ridge Street
Port Chester, NY

Equipment Schedule

Property #	11741
Getty Property #
Street Address	425 Boston Post Rd.
City	Port Chester
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1	Dresser Wayne Nucleus
Cash Registers & Printer
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	In Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
3 Bay
Site No. 11741
425 Boston Post Road
Port Chester, NY

Asset Verification
Site No. 11741
425 Boston Post Road
Port Chester, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 8,000 Gallon	3	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground 2 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000	1	X
Waste Oil Tank 1,000	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11741
425 Boston Post Road
Port Chester, NY

Schedule C
Personal Property
Site No. 58650
55 Washington Street
Poughkeepsie, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (Passport)	1

Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11741
425 Boston Post Road
Port Chester, NY

Equipment Schedule

Property #	11410
Getty Property #
Street Address	55 Washington St
City	Poughkeepsie
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers	1	8-Door Walk-in
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Island	1
Coffee Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 11410
55 Washington Street
Poughkeepsie, NY CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tanks 10,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 550 Gallon	1	X
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11410
55 Washington Street
Poughkeepsie, NY

Schedule C
Personal Property
Site No. 58651
2646 South Road
Poughkeepsie, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11410
55 Washington Street
Poughkeepsie, NY

Equipment Schedule

58651
Property #	11570
Getty Property #
Street Address	2646 South Rd
City	Poughkeepsie
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 11570
2646 South Road
Poughkeepsie, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4 1/2	X

POS	1
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor
Car Wash Equipment
Lifts ___ Above Ground ____ In Ground
Convenience Store Coolers	1	X
Fuel Oil Tank
Waste Oil Tank

Car Wash Brand? Private — Tunnel
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11570
2646 South Road
Poughkeepsie, NY

Schedule C
Personal Property
Site No. 58652
1061 Freedom Plains Road
Poughkeepsie, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11570
2646 South Road
Poughkeepsie, NY

Equipment Schedule

Property #	11882
Getty Property #
Street Address	1061 Freedom Plains Road
City	Poughkeepsie
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes consoles & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	12-Door Walk-in
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Counter	1
Water Filtration System	1	Culligan
[Please provide inventory for each Site]

Asset Verification
Site No. 11882
1061 Freedom Plains Road
Poughkeepsie, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon
Tank 15,000 Gallon	2	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11882
1061 Freedom Plains Road
Poughkeepsie, NY

Schedule C
Personal Property
Site No. 58653
428 South Road
Poughkeepsie, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Convenience Store Cooler	1
Freezer	1
Cooler (5’ Dairy Cooler)	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11882
1061 Freedom Plains Road
Poughkeepsie, NY

Equipment Schedule

58653
Property #	12614
Getty Property #
Street Address	428 South Road
City	Poughkeepsie
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes consoles & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	9-Door Walk-in
Freezers	1	3-Door Walk-in
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Cooler	1	5 Ft Dairy Cooler — Reach-in
Utility Box	1	Brown
[Please provide inventory for each Site]

Asset Verification
Site No. 12614
428 South Road
Poughkeepsie, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 6,000 Gallon	2	X
Tanks 10,000 Gallon	1	X
Tank 12,000 Gallon	2	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	7	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12614
428 South Road
Poughkeepsie, NY

Schedule C
Personal Property
Site No. 58654
2063 New Hackensack Road
Poughkeepsie, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Convenience Store Cooler	1
Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12614
428 South Road
Poughkeepsie, NY

Equipment Schedule

58654
Property #	12645
Getty Property #
Street Address	2063 New Hackensack Road
City	Poughkeepsie
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console and EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	12-Door Walk-in
Freezers	1	3-Door Walk-in
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Island	1
[Please provide inventory for each Site]

Asset Verification
Site No. 12645
2063 New Hackensack Road
Poughkeepsie, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	5

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 500 Gallon	1	X
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12645
2063 New Hackensack Road
Poughkeepsie, NY

Schedule C
Personal Property
Site No. 58655
298 Titusville Road
Poughkeepsie, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Convenience Store Cooler	1
Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12645
2063 New Hackensack Road
Poughkeepsie, NY

Equipment Schedule

58655
Property #	12803
Getty Property #
Street Address	298 Titusville Rd
City	Poughkeepsie
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	9-Door Walk-in
Freezers	1	3-Door Walk-in
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Cooler	1	5 FT — Reach-in
Utility Box	1	Brown
[Please provide inventory for each Site]

Asset Verification
Site No. 12803
298 Titusville Road
Poughkeepsie, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X
	1	X

POS
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12803
298 Titusville Road
Poughkeepsie, NY

Schedule C
Personal Property
Site No. 58656
69 Theodore Frend Avenue
Rye, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Passport)	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12803
298 Titusville Road
Poughkeepsie, NY

Equipment Schedule

Property #	11369
Getty Property #
Street Address	69 Theodore Frend Ave
City	Rye
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles		Gilbanco Transport
Cash Registers & Printer
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Desk	1
2 Bays
Now Closed

Asset Verification
Site No. 11369
69 Theodore Frend Avenue
Rye, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 6,000 Gallon	2	X
Tank 8,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank	0
Waste Oil Tank 250 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11369
69 Theodore Frend Avenue
Rye, NY

Schedule C
Personal Property
Site No. 58657
826 White Plains Road
Scarsdale, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (Nucleus)	1
Lifts Above Ground	1
Lifts In Ground	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11369
69 Theodore Frend Avenue
Rye, NY

Equipment Schedule

Property #	13155
Getty Property #
Street Address	826 White Plains Rd
City	Scarsdale
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1	Wayne Nucleus
Cash Registers & Printer	1
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	In Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 13155
826 White Plains Road
Scarsdale, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 4,000 Gallon	1	X
Tanks 6,000 Gallon	1	X
Tank 8,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 1 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments: Storage Trailer
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13155
826 White Plains Road
Scarsdale, NY

Schedule C
Personal Property
Site No. 58658
Route 35 & Bouton Road
South Salem, NY
Page 1 of 3 for this Site

Item	Quantity
Signs — Major ID	1
POS System (Passport)	1
Lifts Above Ground	1
Lifts In Ground	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 13155
826 White Plains Road
Scarsdale, NY

Equipment Schedule

Property #	11540
Getty Property #
Street Address	Route 35 & Bouton Rd
City	South Salem
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
[Please provide inventory for each Site]

Asset Verification
Site No. 11540
Route 35 & Bouton Road
South Salem, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 1 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11540
Route 35 & Bouton Road
South Salem, NY

Schedule C
Personal Property
Site No. 58659
189 Route 59
Spring Valley, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
Lifts Above Ground	1
Lifts In Ground	2
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
ExxonMobil Site No. 11128
189 Route 59
Spring Valley, NY

Equipment Schedule

Property # Getty Property #	11128
Street Address	189 Route 59
City	Spring Valley
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	Drop Safe
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
W/O UST	1
In Ground Lifts	2
[Please provide inventory for each Site]

Asset Verification
Site No. 11128
189 Route 59
Spring Valley, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2
Tank 12,000 Gallon	1
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground 2 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank	0
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11128
189 Route 59
Spring Valley, NY

Schedule C
Personal Property
Site No. 58660
294 North Main Street
Spring Valley, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1
POS System (2 Towers / Monitors)	1
Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11128
189 Route 59
Spring Valley, NY

Equipment Schedule

Property #	11804
Getty Property #
Street Address	294 North Main St
City	Spring Valley
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers	1	5-Door Walk-in
Freezers
Safes	1	In Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving	2	Gondolas
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Counter	1

[Please provide inventory for each Site]

Asset Verification
Site No. 11804
294 North Main Street
Spring Valley, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11804
294 North Main Street
Spring Valley, NY

Schedule C
Personal Property
Site No. 58661
215 North Broadway
Tarrytown, NY

Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (Nucleus)	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11804
294 North Main Street
Spring Valley, NY

Equipment Schedule

Property #	11827
Getty Property #
Street Address	215 North Broadway
City	Tarrytown
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
[Please provide inventory for each Site]

Asset Verification
Site No. 11827
215 North Broadway
Tarrytown, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1

Fueling System
Tank 6,000 Gallon	1	X
Tanks 8,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 500 Gallon	1
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11827
215 North Broadway
Tarrytown, NY

Schedule C
Personal Property
Site No. 58662
19 Marble Avenue
Thornwood, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (Nucleus)	1

Convenience Store Cooler	1

Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11827
215 North Broadway
Tarrytown, NY

Equipment Schedule

58662
Property #	17888
Getty Property #
Street Address	19 Marble Ave
City	Thornwood
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers	1	9-Door Cooler Walk-in
Freezers	1	2-Door Reach-in
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Island	1
Coffee Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 17888
19 Marble Avenue
Thornwood, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 6,000 Gallon	1	X
Tanks 10,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 17888
19 Marble Avenue
Thornwood, NY

Schedule C
Personal Property
Site No. 58663
8 Marbledale Road
Tuckahoe, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (Nucleus)	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 17888
19 Marble Avenue
Thornwood, NY

Equipment Schedule

Property #	13648
Getty Property #
Street Address	8 Marbledale Rd
City	Tuckahoe
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1	Wayne Nucleus
Cash Registers & Printer
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
*Car Wash Equipment
Ice Machine

*	Owned By Dealer.

Asset Verification
Site No. 13648
8 Marbledale Road
Tuckahoe, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Econocraft (Tunnel)
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 13648
8 Marbledale Road
Tuckahoe, NY

Schedule C
Personal Property
Site No. 58664
1050 Route 9
Wappingers Falls, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (2 Towers / Monitors)	1

Lifts Above Ground	2
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 13648
8 Marbledale Road
Tuckahoe, NY

Equipment Schedule

Property #	11796
Getty Property #
Street Address	1050 Route 9
City	Wappingers Falls
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Counter	1
Lifts	2	Above Ground, Electric

[Please provide inventory for each Site]

Asset Verification
Site No. 11796
1050 Route 9
Wappingers Falls, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 8,000 Gallon	1	X
Tanks 10,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3

POS	1
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 2 Above Ground ____ In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11796
1050 Route 9
Wappingers Falls, NY

Schedule C
Personal Property
Site No. 58665
1277 Route 9
Wappingers Falls, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (Nucleus)	1

Convenience Store Cooler	1

Lifts Above Ground	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11796
1050 Route 9
Wappingers Falls, NY

Equipment Schedule

Property #	16278
Getty Property #
Street Address	1277 Route 9
City	Wappingers Falls
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Counter	1
Lift	1	Above Ground — Electric

[Please provide inventory for each Site]

Asset Verification
Site No. 16278
1277 Route 9
Wappingers Falls, NY

CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 550 Gallon	1	X
Waste Oil Tank 550 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 16278
1277 Route 9
Wappingers Falls, NY

Schedule C
Personal Property
Site No. 58666
3 Colonial Avenue
Warwick, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (4 Towers / Monitors)	1

Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 16278
1277 Route 9
Wappingers Falls, NY

Equipment Schedule

Property #	11823
Getty Property #
Street Address	3 Colonial Ave
City	Warwick
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	1	Includes console & EPOS
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers	1	6-Door Walk-in
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Coffee Counter	2
Transaction Counter	1

[Please provide inventory for each Site]

Asset Verification
Site No. 11823
3 Colonial Avenue
Warwick, NY

CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	4	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11823
3 Colonial Avenue
Warwick, NY

Schedule C
Personal Property
Site No. 58667
116 North Route 303
West Nyack, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (2 Towers / Monitors)	1

Convenience Store Cooler	1

Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11823
3 Colonial Avenue
Warwick, NY

Equipment Schedule

58667
Property #	12412
Getty Property #
Street Address	116 North Route 303
City	West Nyack
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers	1	10-Door Walk-in
Freezers	1	3-Door Walk-in
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Coffee Island	1
Grill Hood	1
Deli Table	1	Workstation
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 12412
116 North Route 303
West Nyack, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tanks 8,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 12412
116 North Route 303
West Nyack, NY

Schedule C
Personal Property
Site No. 58668
1237 Mamaroneck Avenue
White Plains, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (Nucleus)	1

Lifts Above Ground	2

Lifts In Ground	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12412
116 North Route 303
West Nyack, NY

Equipment Schedule

Property #	10345
Getty Property #
Street Address	1237 Mamaroneck Avenue
City	White Plains
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1	Wayne Nucleus
Cash Registers & Printer
Scanners	1
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	In Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Coffee Counter	1
Transaction Counter	1

[Please provide inventory for each Site]

Asset Verification
Site No. 10345
1237 Mamaroneck Avenue
White Plains, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2

POS	1
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 2 Above Ground 1 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 550 Gallon	1	X
Waste Oil Tank 550 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 10345
1237 Mamaroneck Avenue
White Plains, NY

Schedule C
Personal Property
Site No. 58669
1176 Nepperhan Avenue
Yonkers, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (Nucleus)	1

Lifts Above Ground	2

Lifts In Ground	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 10345
1237 Mamaroneck Avenue
White Plains, NY

Equipment Schedule

Property #	11603
Getty Property #
Street Address	1176 Nepperhan Avenue
City	Yonkers
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	1	Wayne Nucleus
Cash Registers & Printer	1
Scanners		No
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes	1	In Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine

[Please provide inventory for each Site]

Asset Verification
Site No. 11603
1176 Nepperhan Avenue
Yonkers, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 8,000 Gallon	1	X
Tank 10,000 Gallon	2	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 2 Above Ground 1 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank 1,000	1	X
Waste Oil Tank 1,000	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11603
1176 Nepperhan Avenue
Yonkers, NY

Schedule C
Personal Property
Site No. 58670
142 Tuckahoe Road
Yonkers, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (2 Towers / Monitors)	1

Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11603
1176 Nepperhan Avenue
Yonkers, NY

Equipment Schedule

58670
Property #	13174
Getty Property #
Street Address	142 Tuckahoe Rd
City	Yonkers
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	2	Dresser Wayne Nucleus
Cash Registers & Printer
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	7-Door Walk-in
Freezers
Safes	1	In Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving	2	Stand Alone
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
[Please provide inventory for each Site]

Asset Verification
Site No. 13174
142 Tuckahoe Road
Yonkers, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 4,000 Gallon	1	X
Tanks 6,000 Gallon	1	X
Tank 12,000 Gallon	2	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 500 Gallon	1	X
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 13174
142 Tuckahoe Road
Yonkers, NY

Schedule C
Personal Property
Site No. 58671
3205 Crompond Road
Yorktown Heights, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (2 Towers/ Monitors)	1

Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 13174
142 Tuckahoe Road
Yonkers, NY

Equipment Schedule

Property #	12972
Getty Property #
Street Address	3205 Crompond Road
City	Yorktown Heights
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	12-Door Walk-in
Freezers
Safes	1	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Island	1
Coffee Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 12972
3205 Crompond Road
Yorktown Heights, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tanks 10,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 12972
3205 Crompond Road
Yorktown Heights, NY

Schedule C
Personal Property
Site No. 58672
2035 Saw Mill Road
Yorktown Heights, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (2 Towers / Monitors)	1

Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12972
3205 Crompond Road
Yorktown Heights, NY

Equipment Schedule

Property #	11613
Getty Property #
Street Address	2035 Saw Mill River Rd
City	Yorktown Heights
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOS
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	6-Door Walk-in
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 11613
2035 Saw Mill River Road
Yorktown Heights, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11613
2035 Saw Mill River Road
Yorktown Heights, NY

Schedule C
Personal Property
Site No. 58673
2410 Route 9
Fishkill, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (2 Towers / Monitors)	1

Convenience Store Cooler	1

Car Wash Equipment	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 11613
2035 Saw Mill River Road
Yorktown Heights, NY

Equipment Schedule

Property #	13149
Getty Property #
Street Address	2410 Route 9
City	Fishkill
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers	1	12-Door Walk-in
Freezers
Safes	2	Above Ground — Brinks CS2000
Video Surveillance Systems	1
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving	3	Gondolas
Soda Fountains	1	8 Plug
Coffee Equipment	1	3-Basket [_______]
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer	1
Refrigerators
Air Tower	1
Hot Dog ______	1
Microwave
Deli Case	1	Silver King
Sandwich Merchandiser
Car Wash Equipment	1	Laserwash 4000 & Speedpass [_______]
Ice Machine	1
Pastry Case	1
Coffee Island	1
Coffee Counter	1
Transaction Counter	1
Vacuums	2
Stand-up Cooler	1	True 3 Ft Reach-in
[Please provide inventory for each Site]

Asset Verification
Site No. 13149
2410 Route 9
Fishkill, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon
Tank 12,000 Gallon	3	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Laserwash 4000
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13149
2410 Route 9
Fishkill, NY

Schedule C
Personal Property
Site No. 58674
290 Route 211 East
Middletown, NY
Page 1 of 3 for this Site

Item	Quantity

Site is currently closed. Personal Property and Equipment to be provided.
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 13149
2410 Route 9
Fishkill, NY

Equipment Schedule
Site closed — no access into building — environment issue?

Property #
Getty Property #
Street Address	Route 211
City	Middletown
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers
Safes
Video Surveillance Systems
UST Monitoring Systems
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators
Air Tower
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment
Ice Machine
H/O UST	1
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 12048
290 Route 211 E
Middletown, NY

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1
	(2 MPD’s)
Fueling System
Tanks 10,000 Gallon.	2 Reg	Heater, oil tank
Tank 12,000 Gallon	1 Super
Tank Monitoring System
Dispensers (include Diesel)
Speedpass
POS
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor
Car Wash Equipment
Lifts 2 Above Ground ____ In Ground
Convenience Store Coolers	1
Fuel Oil Tank
Waste Oil Tank

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12048
290 Route 211 E
Middletown, NY

Schedule C
Personal Property
Site No. 58675
275 Route 59 East
Nanuet, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (2 Towers/Monitors)	1

Convenience Store Cooler	1

Car Wash Equipment	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
Site No. 12048
290 Route 211 E
Middletown, NY

Equipment Schedule

58675
Property #	11609
Getty Property #
Street Address	275 Route 59 East
City	Nanuet
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOs
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers	1	8 door walk-in
Freezers
Safes	2	Above Ground
Video Surveillance Systems	1
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving	3	Gondolas
Soda Fountains	1	7-plug
Coffee Equipment	1	3 basket Fetco
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
Utility Box	1	Square D
Personal Computer & Printer	1
Refrigerators
Air Tower	2
Hot Dog Roller	1
Microwave
Deli Case
Sandwich Merchandiser
Car Wash Equipment	1	*Laserwash Touchfree S-Series*
Ice Machine	1	Outside
Vacuums	3
Transaction Counter	1
Open Air Dairy Cooler	1	5 ft
Coffee Island	1
Coffee Counter	1
Cappuccino Machine	1	5 plug
Alto Shaam Sandwich Oven	1

*	speedpass car accepter
[Please provide inventory for each Site]

Asset Verification
Site No. 11609
275 Route 59 East
Nanuet, NY
CORS

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS
• Circle as appropriate	1
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground	1
Convenience Store Coolers		X
Fuel Oil Tank
Waste Oil Tank

Car Wash Brand? Laserwash touchfree G5
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11609
275 Route 59 East
Nanuet, NY

Schedule C
Personal Property
Property No. 58675
3081 Route 22
Patterson, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (2 Towers/Monitors)	1

Convenience Store Cooler	1

Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
ExxonMobil Site No. 10241
3081 Route 22
Patterson, NY

Equipment Schedule

58676
Property #	10241
Getty Property #
Street Address	3081 Route 22
City	Patterson
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles
Cash Registers & Printer	2	Includes console & EPOs
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	1	13-door walk-in
Freezers	1	3 door walk-in
Safes	1	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TCS 350
Food Preparation Equipment
Shelving	3	Gondolas
Soda Fountains	1	8 plug
Coffee Equipment	2	2 Basket Fetco
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer	1
Refrigerators
Air Tower
Hot Dog Roller	1
Microwave
Deli Case	1	4 ft TRUE
Sandwich Merchandiser
Car Wash Equipment
Ice Machine	1	Indoor Ice-o-matic
Coffee Island	1
Coffee Counter	1
Cappuccino Machine	1	5 plug
Transaction Counter	1
Pastry Case	1	3 ft
Cooler	1	3 ft [_______]
Refrigerator	1	2 Door Delfield
Deli Prep Table	1	5 ft
[Please provide inventory for each Site]

Asset Verification
Site No. 10241
3081 Route 22
Patterson, NY
CORS

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	8	X

POS
• Circle as appropriate	1	X
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground
Convenience Store Coolers	1	X
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 10241
3081 Route 22
Patterson, NY

Schedule C
Personal Property
Property No. 58677
174 Westchester Avenue
White Plains, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (2 Towers/Monitors)	1

Cooler	1

Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
ExxonMobil Site No. 11617
174 Westchester Avenue
White Plains, NY

Equipment Schedule

58677
Property #	11617
Getty Property #
Street Address	174 Westchester Ave.
City	White Plains
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	2	Wayne Nucleus
Cash Registers & Printer	[_______]
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers	2	1-2 door, 1-2 door
Freezers	1	5’ Reach In
Safes	2	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators	1	5 door walk-in
Air Tower
Hot Dog Powergrill	1	3 ft
Microwave	1	Sharp
Deli Case
Sandwich Merchandiser	1	2 ft Silver King
Car Wash Equipment
Ice Machine	1	2 door [______]
Gondolas	2
Transaction Counter with Booth	1
Coffee Bar & 12 Air Pots	1
Sink	1	3 bay
Coffee Brewer	1	2 pot
Fax Machine	1
Computer	1
[Please provide inventory for each Site]

Asset Verification
Site No. 11617
174 Westchester Avenue
White Plains, NY
CORS

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon
Tank 12,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS
• Circle as appropriate	1	X
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground
Convenience Store Coolers	1	X
Fuel Oil Tank
Waste Oil Tank

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11617
174 Westchester Avenue
White Plains, NY

Schedule C
Personal Property
Site No. 58678
Hutchinson River Parkway
White Plains, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (2 Towers/Monitors)	1

Convenience Store Cooler	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
ExxonMobil Site No. 16126
Hutchinson River Parkway
White Plains, NY

Equipment Schedule

Property #	16126
Getty Property #
Street Address	Hutchinson River Parkway
City	White Plains
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	3	Dresser Wayne Nucleus
Cash Registers & Printer
Scanners
Electronic Point of Sale Equip.
Stand-Up Coolers	1	2 Door reach-in
Freezers
Safes	4	Above Ground
Video Surveillance Systems
UST Monitoring Systems	1	Veeder Root
Food Preparation Equipment
Shelving
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators	2	6 door walk-in, 5 ft reach-in single door
Air Tower
Hot Dog Roller	2	3 ft
Microwave
Deli Case
Sandwich Merchandiser	1	3 ft — hot
Car Wash Equipment
Ice Machine
Transaction Counter	1
Coffee Bar
Cappuccino Machine	2
Coffee Machine	1	Gemini GT — dual nozzle
Gondola	3
Bakery Case	1
[Please provide inventory for each Site]

Asset Verification
Site No. 16126
Hutchinson River Parkway
White Plains, NY
CORS

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS
• Circle as appropriate	1	X
Passport G-Site Nucleus	3

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground
Convenience Store Coolers	1	X
Fuel Oil Tank
Waste Oil Tank

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 16126
Hutchinson River Parkway
White Plains, NY

Schedule C
Personal Property
Site No. 58679
838 Kimball Avenue
Yonkers, NY
Page 1 of 3 for this Site

Item	Quantity
Sign — Major ID	1

POS System (Nucleus)	1

Convenience Store Cooler	1

Freezer	1
And any other Personal Property and Equipment, including as shown on the annexed personal property schedules for this Site, previously owned by ExxonMobil Corporation and transferred to Lessee under the SPA.
ExxonMobil Site No. 10684
838 Kimball Avenue
Yonkers, NY

Equipment Schedule

[_______] Run	58679
Property #	10684
Getty Property #
Street Address	838 Kimball Avenue
City	Yonkers
State	NY

DESCRIPTION	QUANTITY	NOTES
Motor Fuel Consoles	2	Dresser Wayne Nucleus
Cash Registers & Printer	2
Scanners	2
Electronic Point of Sale Equip.
Stand-Up Coolers
Freezers	1	2 ft upright
Safes	2	Above Ground
Video Surveillance Systems	1
UST Monitoring Systems	1	Veeder Root TLS 350
Food Preparation Equipment
Shelving	2	[_______]
Soda Fountains
Coffee Equipment
Hot Chocolate Mach.
Pizza Oven
Pizza Warmer/Display
ATM
Personal Computer & Printer
Refrigerators	1	5 door walk-in
Refrigerators	1	3 door reach in
Hot Dog Steamer
Microwave
Deli Case
Sandwich Merchandiser	1
Car Wash Equipment
Ice Machine	1
Computer	1
Cappuccino Machine	1
Coffee Bar	1
Transaction Counter	1
[Please provide inventory for each Site]

Asset Verification
Site No. 10684
838 Kimball Avenue
Yonkers, NY
CORS

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank 12,000 Gallon
Tank Monitoring System	1	X
Dispensers (include Diesel)	5	X

POS
• Circle as appropriate	1	X
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ____ In Ground
Convenience Store Coolers	1	X
Fuel Oil Tank
Waste Oil Tank

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 10684
838 Kimball Avenue
Yonkers, NY

SCHEDULE “D”
(the Underground Storage Tanks)
See attached.
Site No. 10684
838 Kimball Avenue
Yonkers, NY

Schedule D
UST Systems
Site No. 58620
Route 6 & Route 22
Brewster, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	3
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
Site No. 13079
Route 6 & Route 22
Brewster, NY

Asset Verification
Site No. 13079
Route 6 & Route 22
Brewster, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13079
Route 6 & Route 22
Brewster, NY

Schedule D
UST Systems

Site No. 58621
504 New Rocheclle Road
Brewster, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 6,000 Gallon	1

Tank 8,000 Gallon	1

Tank 10,000 Gallon	1

Tank Monitoring System	1

Dispensers	4

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11510
504 New Rocheclle Road
Bronxville, NY

Asset Verification
Site No. 11510
504 New Rochelle Road
Bronxville, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tank 8,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground 2 In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11510
504 New Rocheclle Road
Bronxville, NY

Schedule D
UST Systems
Site No. 58622
2072 East Main Street
Cortland Manor, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	3

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 10715
2072 East Main Street
Cortland Manor, NY

Asset Verification
Site No. 10715
2072 East Main Street
Cortland Manor, NY

CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	3	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No, 10715
2072 East Main Street
Cortland Manor, NY

Schedule D
UST Systems
Site No. 58623
430 Broadway
Dobbs Ferry, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	3

Tank Monitoring System	1

Dispensers	3

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 275 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12950
430 Broadway
Dobbs Ferry, NY

Asset Verification
Site No. 12950
430 Broadway
Dobbs Ferry, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	3	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 3 Above Ground ___ In Ground	3	X
Convenience Store Coolers	1
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 275 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12950
430 Broadway
Dobbs Ferry, NY

Schedule D
UST Systems
Site No. 58624
407 White Plains Road
Eastchester, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 4,000 Gallon	1

Tanks 6,000 Gallon	3

Tank 9,000 Gallon	1

Tank Monitoring System	1

Dispensers	4

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 10441
407 White Plains Road
Eastchester, NY

Asset Verification
Site No. 10441
407 White Plains Road
Eastchester, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 4,000 Gallon	1	X
Tanks 6,000 Gallon	3	X
Tank 8,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 2 In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 10441
407 White Plains Road
Eastchester, NY

Schedule D
UST Systems
Site No. 58625
280 North Saw Mill River Road
Elmsford, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 6,000 Gallon	1

Tank 8,000 Gallon	1

Tank 10,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12393
280 North Saw Mill River Road
Elmsford, NY

Asset Verification
Site No. 12393
280 North Saw Mill River Road
Elmsford, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tank 8,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12393
280 North Saw Mill River Road
Elmsford, NY

Schedule D
UST Systems
Site No. 58626
109 West Ramapo Road
Garnerville, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12913
109 West Ramapo Road
Garnerville, NY

Asset Verification
Site No. 12913
109 West Ramapo Road
Garnerville, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tanks 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present? No
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12913
109 West Ramapo Road
Garnerville, NY

Schedule D
UST Systems
Site No. 58627
399 Greenwich Avenue
Goshen, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	7
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 13088
399 Greenwich Avenue
Goshen, NY

Asset Verification
Site No. 13088
399 Greenwich Avenue
Goshen, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	7	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present? No
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13088
399 Greenwich Avenue
Goshen, NY

Schedule D
UST Systems
Site No. 58628
240 East Hartsdale Avenue
Hartsdale, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 6,000 Gallon	2

Tank 10,000 Gallon	1

Tank Monitoring System	1

Dispensers	2

Fuel Oil Tank 550 Gallon	1

Waste Oil Tank 1,000 Gallon	1

Motor Oil Tank 280 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11307
240 East Hartsdale Avenue
Hartsdale, NY

Asset Verification
Site No. 11307
240 East Hartsdale Avenue
Hartsdale, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank 2 — 6,000	1	X
Tank Monitoring System	1
Dispensers (include Diesel)	2	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 4 Above Ground 1 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank 550 Gallon	2	X
Waste Oil Tank 1,000 Gallon	1
Motor Oil Tank 280 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11307
240 East Hartsdale Avenue
Hartsdale, NY

Schedule D
UST Systems
Site No. 58629
154 Broadway
Hawthrone, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 8,000 Gallon	2

Tanks 10,000 Gallon	2

Tank Monitoring System	1

Dispensers	4

Waste Oil Tank 275 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 13003
154 Broadway
Hawthrone, NY

Asset Verification
Site No. 13003
154 Broadway
Hawthrone, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 8,000 Gallon	2	X
Tanks 10,000 Gallon	2	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 2 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank	0
Waste Oil Tank 275 Gallon	1

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13003
154 Broadway
Hawthrone, NY

Schedule D
UST Systems
Site No. 58630
349 Nys Route 82
Hopewell Junction, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 13003
154 Broadway
Hawthrone, NY

Asset Verification
Site No. 12140
349 Nys Route 82
Hopewell Junction, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tanks 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11413
1110 Violet Avenue
Hyde Park, NY

Schedule D
UST Systems
Site No. 58631
1110 Violet Avenue
Hyde Park, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	4

Fuel Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
Site No. 11413
1110 Violet Avenue
Hyde Park, NY

Asset Verification
Site No. 11413
1110 Violet Avenue
Hyde Park, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11413
1110 Violet Avenue
Hyde Park, NY

Schedule D
UST Systems
Site No. 58632
80 Bedford Road
Katonah, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	2

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12017
80 Bedford Road
Katonah, NY

Asset Verification
Site No. 12017
80 Bedford Road
Katonah, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2	X

POS	1
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 1 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12017
80 Bedford Road
Katonah, NY

Schedule D
UST Systems
Site No. 58633
808 Palmer Avenue
Mamaroneck, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	3

Tank Monitoring System	1

Dispensers	2

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11331
808 Palmer Avenue
Mamaroneck, NY

Asset Verification
Site No. 11331
808 Palmer Avenue
Mamaroneck, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	3	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 2 Above Ground 1 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11331
808 Palmer Avenue
Mamaroneck, NY

Schedule D
UST Systems
Site No. 58634
279 Bloomingburg Road
Middletown, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	6
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11890
279 Bloomingburg Road
Middletown, NY

Asset Verification
Site No. 11890
279 Bloomingburg Road
Middletown, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Karachi
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11890
279 Bloomingburg Road
Middletown, NY

Schedule D
UST Systems
Site No. 58635
Saw Mill River Road
Millwood, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 6,000 Gallon	2

Tank 10,000 Gallon	1

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	3

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 550 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 13163
Saw Mill River Road
Millwood, NY

Asset Verification
Site No. 13163
208 Saw Mill River Road
Millwood, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 6,000 Gallon	2	X
Tank 10,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 2 Above Ground ___ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 550 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13163
208 Saw Mill River Road
Millwood, NY

Schedule D
UST Systems
Site No. 58636
680 Main Street
Mount Kisco, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 8,000 Gallon	1

Tanks 10,000 Gallon	3

Tank Monitoring System	1

Dispensers	4

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 13367
680 Main Street
Mount Kisco, NY

Asset Verification
Site No. 13367
680 Main Street
Mount Kisco, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 8,000 Gallon	1	X
Tanks 10,000 Gallon	3	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground 2 In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13367
680 Main Street
Mount Kisco, NY

Schedule D
UST Systems
Site No. 58637
434 Gramatan Avenue
Mount Vernon, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	3

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 10700
434 Gramatan Avenue
Mount Vernon, NY

Asset Verification
Site No. 10700
434 Gramatan Avenue
Mount Vernon, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 2 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 10700
434 Gramatan Avenue
Mount Vernon, NY

Schedule D
UST Systems
Site No. 58638
75 Brookside Avenue
Chester, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	1

Tank Monitoring System	1

Dispensers	6
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11640
75 Brookside Avenue
Chester, NY

Asset Verification
Site No. 11640
75 Brookside Avenue
Chester, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Convenience Store Coolers	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11640
75 Brookside Avenue
Chester, NY

Schedule D
UST Systems
Site No. 58639
409 Main Street
New Paltz, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 8,000 Gallon	1

Tank 12,000 Gallon	1

Tanks 15,000 Gallon	2

Tank Monitoring System	1

Dispensers	7
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12129
409 Main Street
New Paltz, NY

Asset Verification
Site No. 12129
409 Main Street
New Paltz, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 8,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tanks 15,000 Gallon	2	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	7	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? N/A
Copy of C of O Present? NO
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12129
409 Main Street
New Paltz, NY

Schedule D
To a Bill of Sale
Site No. 58640
657 North Avenue
New Rochelle, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12843
657 North Avenue
New Rochelle, NY

Asset Verification
Site No. 12843
657 North Avenue
New Rochelle, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12843
657 North Avenue
New Rochelle, NY

Schedule D
UST Systems
Site No. 58641
1001 Route 94
New Windsor, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	6
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
Exxon Mobil Site No. 12225
1001 Route 94
New Windsor, NY

Asset Verification
Site No. 12225
1001 Route 94
New Windsor, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Ryko Voyager
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12225
1001 Route 94
New Windsor, NY

Schedule D
UST Systems
Site No. 58642
1423 Route 300
Newburgh, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	6
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
Site No. 10885
1423 Route 300
Newburgh, NY

Asset Verification
Site No. 10885
1423 Route 300
Newburgh, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Typhoon Oasis
Copy of C of O Present? No
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 10885
1423 Route 300
Newburgh, NY

Schedule D
UST Systems
Site No. 58643
310 Broadway
Newburgh, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12491
310 Broadway
Newburgh, NY

Asset Verification
Site No. 12491
310 Broadway
Newburgh, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12491
310 Broadway
Newburgh, NY

Schedule D
UST Systems
Site No. 58644
246 Route 17K
Newburgh, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 8,000 Gallon	1

Tank 10,000 Gallon	1

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12790
246 Route 17K
Newburgh, NY

Asset Verification
Site No. 12790
246 Route 17K
Newburgh, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 8,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 1,000 Gallon	0
Waste Oil Tank	0

Car Wash Brand? Mark 7
Copy of C of O Present? Yes
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12790
246 Route 17K
Newburgh, NY

Schedule D
UST Systems
Site No. 58645
Route 9A & Welcher Avenue
Peekskill, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 13849
Route 9A & Welcher Avenue
Peekskill, NY

Asset Verification
Site No. 13849
Route 9A & Welcher Avenue
Peekskill, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13849
Route 9A & Welcher Avenue
Peekskill, NY

Schedule D
UST Systems
Site No. 58646
30 Lincoln Avenue
Pelham, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 6,000 Gallon	1

Tank 8,000 Gallon	1

Tank 10,000 Gallon	1

Tank Monitoring System	1

Dispensers	2

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1

Motor Oil Tank 275 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12548
30 Lincoln Avenue
Pelham, NY

Asset Verification
Site No. 12548
30 Lincoln Avenue
Pelham, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tank 8,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground 3 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X
Motor Oil Tank 275 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12548
30 Lincoln Avenue
Pelham, NY

Schedule D
UST Systems
Site No. 58647
144 King Street
Port Chester, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 6,000 Gallon	2

Tank 8,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12557
144 King Street
Port Chester, NY

Asset Verification
Site No. 12557
144 King Street
Port Chester, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 6,000 Gallon	2	X
Tank 8,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 1,000 Gallon	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12557
144 King Street
Port Chester, NY

Schedule D
UST Systems
Site No. 58648
101-5 Ridge Street
Port Chester, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 8,000 Gallon	1

Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	5

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 10714
101-5 Ridge Street
Port Chester, NY

Asset Verification
Site No. 10714
101-5 Ridge Street
Port Chester, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 8,000 Gallon	1	X
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	5

POS	1
• Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 2 Above Ground 1 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 10714
101-5 Ridge Street
Port Chester, NY

Schedule D
UST Systems
Site No. 58649
425 Boston Post Road
Port Chester, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 8,000 Gallon	3

Tank Monitoring System	1

Dispensers	3

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11741
425 Boston Post Road
Port Chester, NY

Asset Verification
Site No. 11741
425 Boston Post Road
Port Chester, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 8,000 Gallon	3	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground 2 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11741
425 Boston Post Road
Port Chester, NY

Schedule D
UST Systems
Site No. 58650
55 Washington Street
Poughkeepsie, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 6,000 Gallon	1

Tank 8,000 Gallon	1

Tank 10,000 Gallon	1

Tank Monitoring System	1

Dispensers	4

Fuel Oil Tank 550 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11410
55 Washington Street
Poughkeepsie, NY

Asset Verification
Site No. 11410
55 Washington Street
Poughkeepsie, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tank 8,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 550 Gallon	1	X
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11410
55 Washington Street
Poughkeepsie, NY

Schedule D
UST Systems
Site No. 58651
2646 South Road
Poughkeepsie, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	5
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11570
2646 South Road
Poughkeepsie, NY

Asset Verification
Site No. 11570
2646 South Road
Poughkeepsie, NY
CODO

	ExxonMobil		Verification
Item	Record		Quantity
Sign — Major ID	1		X

Fueling System
Tanks 10,000 Gallon	2		X
Tank 12,000 Gallon	1		X
Tank Monitoring System	1		X
Dispensers (include Diesel)	4	1/2	X

POS	1
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1		X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Private — tunnel
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11570
2646 South Road
Poughkeepsie, NY

Schedule D
UST Systems
Site No. 58652
1061 Freedom Plains Road
Poughkeepsie, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 15,000 Gallon	2

Tank Monitoring System	1

Dispensers	6
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11882
1061 Freedom Plains Road
Poughkeepsie, NY

Asset Verification
Site No. 11882
1061 Freedom Plains Road
Poughkeepsie, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 15,000 Gallon	2	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11882
1061 Freedom Plains Road
Poughkeepsie, NY

Schedule D
UST Systems
Site No. 58653
428 South Road
Poughkeepsie, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 6,000 Gallon	2

Tank 8,000 Gallon	1

Tanks 10,000 Gallon	2

Tank Monitoring System	1

Dispensers	7
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12614
428 South Road
Poughkeepsie, NY

Asset Verification
Site No. 12614
428 South Road
Poughkeepsie, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 6,000 Gallon	2	X
Tank 8,000 Gallon	1	X
Tanks 10,000 Gallon	2	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	7	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12614
428 South Road
Poughkeepsie, NY

Schedule D
UST Systems
Site No. 58654
2063 New Hackensack Road
Poughkeepsie, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	5
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12645
2063 New Hackensack Road
Poughkeepsie, NY

Asset Verification
Site No. 12645
2063 New Hackensack Road
Poughkeepsie, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	5

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 500 Gallon	1	X
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12645
2063 New Hackensack Road
Poughkeepsie, NY

Schedule D
UST Systems
Site No. 58655
298 Titusville Road
Poughkeepsie, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12803
298 Titusville Road
Poughkeepsie, NY

Asset Verification
Site No. 12803
298 Titusville Road
Poughkeepsie, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 12803
298 Titusville Road
Poughkeepsie, NY

Schedule D
UST Systems
Site No. 58656
69 Theodore Frend Avenue
Rye, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 6,000 Gallon	2

Tank 8,000 Gallon	1

Tank Monitoring System	1

Dispensers	2

Waste Oil Tank 250 Gallon	1

1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11369
69 Theodore Frend Avenue
Rye, NY

Asset Verification
Site No. 11369
69 Theodore Frend Avenue
Rye, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 6,000 Gallon	2	X
Tank 8,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank	0
Waste Oil Tank 250 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11369
69 Theodore Frend Avenue
Rye, NY

Schedule D
UST Systems
Site No. 58657
826 White Plains Road
Scarsdale, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 4,000 Gallon	1

Tank 6,000 Gallon	1

Tank 8,000 Gallon	1

Tank Monitoring System	1

Dispensers	2

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 13155
826 White Plains Road
Scarsdale, NY

Asset Verification
Site No. 13155
826 White Plains Road
Scarsdale, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 4,000 Gallon	1	X
Tank 6,000 Gallon	1	X
Tank 8,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 1 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments: Storage trailer
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 13155
826 White Plains Road
Scarsdale, NY

Schedule D
UST Systems
Site No. 58658
Route 35 & Bouton Road
South Salem, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	4

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11540
Route 35 & Bouton Road
South Salem, NY

Asset Verification
Site No. 11540
Route 35 & Bouton Road
South Salem, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
• Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 1 Above Ground 1 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11540
Route 35 & Bouton Road
South Salem, NY

Schedule D
UST Systems
Site No. 58659
189 Route 59
Spring Valley, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	3

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11128
189 Route 59
Spring Valley, NY

Asset Verification
Site No. 11128
189 Route 59
Spring Valley, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2
Tank 12,000 Gallon	1
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1
• Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground 2 In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank	0
Waste Oil Tank	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)

Signed by:

For ExxonMobil	Date

Signed by:

For Purchaser	Date
Site No. 11128
189 Route 59
Spring Valley, NY

Schedule D
UST Systems
Site No. 58660
294 North Main Street
Spring Valley, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	6
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11804
294 North Main Street
Spring Valley, NY

Asset Verification
Site No. 11804
294 North Main Street
Spring Valley, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11804
294 North Main Street
Spring Valley, NY

Schedule D
UST Systems
Site No. 58661
215 North Broadway
Tarrytown, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 6,000 Gallon	1

Tank 8,000 Gallon	1

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	3

Fuel Oil Tank 500 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11827
215 North Broadway
Tarrytown, NY

Asset Verification
Site No. 11827
215 North Broadway
Tarrytown, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1

Fueling System
Tanks 6,000 Gallon	1	X
Tanks 8,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 500 Gallon	1
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11827
215 North Broadway
Tarrytown, NY

Schedule D
UST Systems
Site No. 58662
19 Marble Avenue
Thornwood, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 6,000 Gallon	1

Tank 10,000 Gallon	1

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 17888
19 Marble Avenue
Thornwood, NY

Asset Verification
Site No. 17888
19 Marble Avenue
Thornwood, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 17888
19 Marble Avenue
Thornwood, NY

Schedule D
UST Systems
Site No. 58663
8 Marbledale Road
Tuckahoe, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 13648
8 Marbledale Road
Tuckahoe, NY

Asset Verification
Site No. 13648
8 Marbledale Road
Tuckahoe, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Econocraft (Tunnel)
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 13648
8 Marbledale Road
Tuckahoe, NY

Schedule D
To a Bill of Sale
Site No. 58664
1050 Route 9
Wappingers Falls, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 8,000 Gallon	1

Tank 10,000 Gallon	1

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	3

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11796
1050 Route 9
Wappingers Falls, NY

Asset Verification
Site No. 11796
1050 Route 9
Wappingers Falls, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 8,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3

POS	1
● Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 2 Above Ground ___ In Ground	0
Convenience Store Coolers	1
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11796
1050 Route 9
Wappingers Falls, NY

Schedule D
UST Systems
Site No. 58665
1277 Route 9
Wappingers Falls, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	4

Fuel Oil Tank 550 Gallon	1

Waste Oil Tank 550 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 16278
1277 Route 9
Wappingers Falls, NY

Asset Verification
Site No. 16278
1277 Route 9
Wappingers Falls, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 550 Gallon	1	X
Waste Oil Tank 550 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 16278
1277 Route 9
Wappingers Falls, NY

Schedule D
UST Systems
Site No. 58666
3 Colonial Avenue
Warwick, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11823
3 Colonial Avenue
Warwick, NY

Asset Verification
Site No. 11823
3 Colonial Avenue
Warwick, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	4	X
● Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11823
3 Colonial Avenue
Warwick, NY

Schedule D
UST Systems
Site No. 58667
116 North Route 303
West Nyack
Page 1 of 2 for this Site

Item	Quantity
Tank 6,000 Gallon	1

Tank 8,000 Gallon	1

Tank 10,000 Gallon	1

Tank Monitoring System	1

Dispensers	4
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12412
116 North Route 303
West Nyack

Asset Verification
Site No. 12412
116 North Route 303
West Nyack
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 6,000 Gallon	1	X
Tanks 8,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 12412
116 North Route 303
West Nyack

Schedule D
UST Systems
Site No. 58668
1237 Mamaroneck Avenue
White Plains, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	2

Tank 12,000 Gallon	1

Tank Monitoring System	1

Dispensers	2

Fuel Oil Tank 550 Gallon	1

Waste Oil Tank 550 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 10345
1237 Mamaroneck Avenue
White Plains, NY

Asset Verification
Site No. 10345
1237 Mamaroneck Avenue
White Plains, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	2	X
Tank 12,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	2

POS	1
● Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts 2 Above Ground 1 In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 550 Gallon	1	X
Waste Oil Tank 550 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 10345
1237 Mamaroneck Avenue
White Plains, NY

Schedule D
UST Systems
Site No. 58669
1176 Nepperhan Avenue
Yonkers, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 8,000 Gallon	1

Tank 10,000 Gallon	2

Tank Monitoring System	1

Dispensers	3

Fuel Oil Tank 1,000 Gallon	1

Waste Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11603
1176 Nepperhan Avenue
Yonkers, NY

Asset Verification
Site No. 11603
1176 Nepperhan Avenue
Yonkers, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 8,000 Gallon	1	X
Tank 10,000 Gallon	2	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus	1

Miscellaneous
Air Compressor
Car Wash Equipment
Lifts 2 Above Ground 1 In Ground
Convenience Store Coolers	1
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11603
1176 Nepperhan Avenue
Yonkers, NY

Schedule D
UST Systems
Site No. 58670
142 Tuckahoe Road
Yonkers, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 4,000 Gallon	1

Tank 8,000 Gallon	1

Tank 12,000 Gallon	2

Tank Monitoring System	1

Dispensers	3

Fuel Oil Tank	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 13174
142 Tuckahoe Road
Yonkers, NY

Asset Verification
Site No. Site No. 13174
142 Tuckahoe Road
Yonkers, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 4,000 Gallon	1	X
Tank 8,000 Gallon	1	X
Tanks 12,000 Gallon	2	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	3	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank 500 Gallon	1	X
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 13174
142 Tuckahoe Road
Yonkers, NY

Schedule D
UST Systems
Site No. 58671
3205 Crompond Road
Yorktown Heights, NY
Page 1 of 2 for this Site

Item	Quantity
Tank 6,000 Gallon	1

Tank 8,000 Gallon	1

Tank 10,000 Gallon	1

Tank Monitoring System	1

Dispensers	4

Fuel Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 12972
3205 Crompond Road
Yorktown Heights, NY

Asset Verification
Site No. 12972
3205 Crompond Road
Yorktown Heights, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 6,000 Gallon	1	X
Tank 8,000 Gallon	1	X
Tank 10,000 Gallon	1	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	4	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank 1,000 Gallon	1	X
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 12972
3205 Crompond Road
Yorktown Heights, NY

Schedule D
UST Systems
Site No. 58672
2035 Saw Mill Road
Yorktown Heights, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	6
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11613
2035 Saw Mill Road
Yorktown Heights, NY

Asset Verification
Site No. 11613
2035 Saw Mill Road
Yorktown Heights, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11613
2035 Saw Mill Road
Yorktown Heights, NY

Schedule D
UST Systems
Site No. 58673
2410 Route 9
Fishkill, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 12,000 Gallon	3

Tank Monitoring System	1

Dispensers	6
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 13149
2410 Route 9
Fishkill, NY

Asset Verification
Site No. 13149
2410 Route 9
Fishkill, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 12,000 Gallon	3	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus	2

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Lifts ___ Above Ground ___ In Ground	0
Convenience Store Coolers	1	X
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand? Laser wash 4000
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 13149
2410 Route 9
Fishkill, NY

Schedule D
UST Systems
Site No. 58674
290 Route 211 East
Middletown, NY
Page 1 of 2 for this Site

Item	Quantity

Site is currently closed. Tank information to be provided.
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 15015
660 Route 9 West
Highland, NY

Asset Verification
Site No. 12408
290 Route 211 East
Middletown, NY
CODO

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X
● Circle as appropriate
Pole Monument	2 MPD’s	X

Fueling System
Tanks 8,000	2 Reg
Tanks 10,000 Gallon	1 Super
Tank 12,000 Gallon
Tank Monitoring System
Dispensers (include Diesel)
Speedpass

POS
● Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor
Lifts 2 Above Ground __ In Ground	0
Convenience Store Coolers	0
Fuel Oil Tank	0
Waste Oil Tank	0

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date

Schedule D
UST Systems
Site No. 58675
275 Route 59 East
Nanuet, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	6
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11609
275 Route 59 East
Nanuet, NY

Asset Verification
Site No. 11609
275 Route 59 East
Nanuet, NY
CORS

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Convenience Store Coolers	1	X

Car Wash Brand? Laser wash touch-free GS
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11609
275 Route 59 East
Nanuet, NY

Schedule D
UST Systems
Site No. 58676
3081 Route 22
Patterson, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	8

Fuel Oil Tank 1,000 Gallon	1
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 10241
3081 Route 22
Patterson, NY

Asset Verification
Site No. 10241
3081 Route 22
Patterson, NY
CORS

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	8	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Convenience Store Coolers	1	X
Fuel Oil Tank 1,000 Gallon	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 10241
3081 Route 22
Patterson, NY

Schedule D
UST Systems
Site No. 58677
174 Westchester Avenue
White Plains, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 12,000 Gallon	4

Tank Monitoring System	1

Dispensers	6
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 11617
174 Westchester Avenue
White Plains, NY

Asset Verification
Site No. 11617
174 Westchester Avenue
White Plains, NY
CORS

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tank 12,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Convenience Store Coolers	1

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 11617
174 Westchester Avenue
White Plains, NY

Schedule D
UST Systems
Site No. 58678
Hutchinson River Parkway
White Plains, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	6
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 16126
Hutchinson River Parkway
White Plains, NY

Asset Verification
Site No. 16126
Hutchinson River Parkway
White Plains, NY
CORS

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	6	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Convenience Store Coolers	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 17126
Hutchinson River Parkway
White Plains, NY

Schedule D
UST Systems
Site No. 58679
838 Kimball Avenue
Yonkers, NY
Page 1 of 2 for this Site

Item	Quantity
Tanks 10,000 Gallon	4

Tank Monitoring System	1

Dispensers	5
And UST-related systems and equipment, including piping, hoses, nozzles, tank gauging systems, and leak detection systems.
ExxonMobil Site No. 10684
838 Kimball Avenue
Yonkers, NY

Asset Verification
Site No. 10684
838 Kimball Avenue
Yonkers, NY
CORS

	ExxonMobil	Verification
Item	Record	Quantity
Sign — Major ID	1	X

Fueling System
Tanks 10,000 Gallon	4	X
Tank Monitoring System	1	X
Dispensers (include Diesel)	5	X

POS	1	X
● Circle as appropriate
Passport G-Site Nucleus

Miscellaneous
Air Compressor	0
Car Wash Equipment	0
Convenience Store Coolers	1	X

Car Wash Brand?
Copy of C of O Present?
Comments:
(Do Not Include Any Dealer Owned Equipment)
Signed by:

For ExxonMobil	Date
Signed by:

For Purchaser	Date
Site No. 10684
838 Kimball Avenue
Yonkers, NY

Schedule “E”
Existing Dealer Leases
See Attached

Schedule E

				FA Start	FA End
Prop#	COT	Address	Dealer	Date	Date	Notes / Comments
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Schedule “F”
Lessee’s Additional Work
1)
Perform, or cause to be performed, any work and pay, or cause to be paid, any amount required by the Village of Sleepy Hollow to be performed or paid in connection with the Village of Sleepy Hollow’s issuance of a Certificate of Occupancy for SS#11827 (215 N Broadway, Tarrytown, NY).

2)
Obtain, or cause to be obtained, all licenses and permits necessary for the use, occupancy or operation of the Premises, including all licenses and permits required to sell alcoholic beverages at the Premises.

3)	Take, or cause to be taken, all actions required by any applicable governmental authority to be taken in connection with a change in ownership of the Premises.

Exhibit “A”
Title Insurance Policies
To Be Completed Upon Receipt of Title Insurance Policies

Exhibit “B”
Form of Guaranty
CONTINUING GUARANTY
Dated January 13, 2011
     In consideration of, and as a material inducement for, the execution and delivery by GTY NY LEASING, INC., a Delaware corporation (“Lessor”), of (i) the Unitary N et Lease Agreement, dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the “Lease”), between Lessor, as lessor, and CPD NY ENERGY, INC., a New York corporation (“Lessee”), as lessee, for certain properties located in the State of New York and more particularly described in the Lease (collectively, the “Premises”), and (ii) the Agreement, dated of even date hereof (as the same may be amended, modified or supplemented from time to time, the “Roadmap Agreement” and, together with the Lease, the “Lease Documents”) between Lessor, on the one hand and Lessee and CPD Properties NY, LLC, a New York limited liability company (“CPDNY” and, together with Lessee, the “Lessee Parties”), and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, each with an address at 536 Main Street, New Paltz, New York 12561 (hereinafter collectively referred to, jointly and severally, as “Guarantors”), do hereby, on behalf of themselves and their respective successors and assigns, unconditionally and absolutely guarantee to Lessor and its successors and assigns the prompt and full performance of, and compliance with, any and all of the covenants, agreements, promises and other obligations of the Lessee Parties set forth in the Lease Documents, including, but not limited to, the prompt and full payment of all amounts payable by Lessee under the Lease (collectively, the “Guaranteed Obligations”), without requiring any notice of non-payment, non-performance, non-observance, or non-compliance, or proof, notice, or demand whereby to charge Guarantors therefor, all of which Guarantors hereby expressly waive, and Guarantors hereby further expressly covenant and agree that neither the obligation nor the liability of Guarantors hereunder shall in anyway be terminated or otherwise affected, modified or impaired by reason of Lessor’s assertion against any Lessee Party of, or Lessor’s failure to assert against any Lessee Party, any of the rights or remedies available to Lessor pursuant to any of the Lease Documents or allowed at law or in equity.
     1. The Guaranteed Obligations and Guarantors’ obligations and liabilities under this Continuing Guaranty (this “Guaranty”) shall include, but not be limited to, the payment of all Rent (as defined in the Lease) and all other obligations and liabilities of Lessee under the Lease, including (without limitation) Lessee’s obligations in respect of environmental conditions at the Premises and all liabilities arising therefrom (including, without limitation, all attorneys’ fees and disbursements and all litigation costs and expenses incurred or payable by Lessor or for which Lessor may be responsible or liable), or within ten (10) business days after Lessor’s written demand therefor, of all reasonable attorneys’ fees and disbursements and all litigation costs and expenses incurred or paid by Lessor in connection with the enforcement of this Guaranty.
     2. This Guaranty is an absolute and unconditional guaranty of payment and performance (and not of collection). Guarantors acknowledge that this Guaranty and Guarantors’ obligations and liabilities under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations and liabilities of Guarantors under this Guaranty or the obligations or liabilities of any other person or entity (including, without limitation, any Lessee Party) relating to this Guaranty or the obligations or liabilities of Guarantors hereunder or otherwise with respect to any Lease Document or to any Lessee Party. Guarantors hereby absolutely, unconditionally and irrevocably waive any and all rights any Guarantors may have to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty or the obligations or liabilities of Guarantors under this Guaranty or the obligations or liabilities of any other person or entity (including, without limitation, any Lessee Party) relating to this Guaranty or the obligations or liabilities of Guarantors under this Guaranty or otherwise with respect to the Lease, in any action or proceeding brought by the holder hereof to enforce the obligations or liabilities of Guarantors under this Guaranty. This Guaranty sets forth the entire agreement and understanding of Lessor and Guarantors with respect to the matters described herein and Guarantors acknowledge that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations or liabilities of Guarantors under this Guaranty.
     3. Guarantors hereby covenant and agree to and with Lessor and its successors and assigns that Guarantors may be joined in any action by or against any Lessee Party in connection with any Lease Document, and that recovery may be had against Guarantors in such action or in any independent action against Guarantors without Lessor or its successors or assigns first pursuing or exhausting any remedy or claim against any Lessee Party or its heirs, executors, administrators, successors or assigns or any other remedy or claim under any other security for, or guaranty of, the obligations or liabilities of any Lessee Party under the Lease Document.
     4. This Guaranty shall be a continuing guaranty, and shall survive the expiration of the term of any Lease Document or the sooner termination of any Lease Document. Guarantors further covenant and agree that this Guaranty shall not be affected or impaired by, and shall remain and continue in full force and effect as to, any renewal, amendment, modification or extension of any of any Lease Document and as to any assignment of any Lease Document or any interest therein, or the subletting of all or portions of the Premises, and shall cover, apply to and incorporate all of the terms, covenants, conditions and other obligations of all such renewals, amendments, modifications, extensions, assignments and sublettings (without need of any notice or consent of Guarantors thereto) regardless of who occupies the Premises or whether or not any portion of the Premises is occupied.
     5. Additionally, Guarantors further covenant and agree that this Guaranty shall not be affected or impaired by, and shall continue in full force and effect notwithstanding (i) the enforceability or unenforceability of any provision of any Lease Document or any such renewal, amendment, modification, extension thereof, or any assignment of any Lease Document or any interest therein, or sublease of all or any portion of the Premises, (ii) any extension of time that may be granted to any Lessee Party or its successors or assigns, (iii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement or readjustment of, or other similar proceeding affecting any Lessee Party or any Guarantor or any of its or their assets or the disaffirmance, rejection or postponement in any such proceeding of any of Lessee Party’s obligations or undertakings set forth in any Lease Document, or Guarantors’ obligations under this Guaranty, (iv) the merger or consolidation of any Lessee Party with any corporation, or the sale, divesture or other disposition of any or all of the interest of Guarantors in any Lessee Party or any entity controlling, controlled by or under common control with any Lessee Party, or of any interest of any Lessee Party or such controlling entity in Guarantors (unless such transfer is approved by Lessor in accordance with the terms and conditions of the Lease Documents), (v) any modification, reduction or other limitation of the Guaranteed Obligations that may occur pursuant to any bankruptcy, insolvency, or similar proceeding affecting any Lessee Party, or (vi) any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of New York or the U.S. federal government. Without limiting the provisions of clause (v) above, this Guaranty shall be determined, measured and calculated without taking into account any of the modifications, reductions or other limitations of the Guaranteed Obligations described in clause (v) above. Guarantors’ obligations and liability under this Guaranty for the Guaranteed Obligations shall be determined as if no such modification, reduction or limitation had occurred, and accordingly, Guarantors’ obligations and liabilities under this Guaranty may exceed Lessee Parties’ obligations and liabilities under the Lease Documents. For purposes hereof, “control” shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation or other entity whether through the ownership of voting securities, by contract or otherwise.
     6. Guarantors warrant and represent that they are the sole owner of a majority of the membership interests, capital stock and/or equity interests of, and control, each Lessee Party. The obligations of the Guarantors under this Guaranty may not be assigned by Guarantors.
     7. All of Lessor’s rights and remedies under the Lease Documents and/or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned, whether exercised by Lessor or not, is intended to be in exclusion or a waiver of any of the others. This Guaranty cannot be modified, waived or terminated unless such modification, waiver or termination is in writing, signed by Lessor.
     8. Neither the obligations nor the liabilities of Guarantors hereunder shall be released, reduced, diminished, offset or otherwise affected by the existence of, or Lessor’s receipt, application, use, retention or release of, any security given for the performance, observance and compliance with any of the terms, covenants, conditions or other obligations required to be performed, observed or complied with by any Lessee Party under any Lease Document, and for the purposes of Guarantors’ obligations and liabilities under this Guaranty, Lessor shall be deemed not to be holding any security under any Lease Document and not to have applied, used or retained any security deposit. No failure or delay on the part of Lessor in exercising any right, power or privilege under this Guaranty shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
     9. No payment by Guarantors pursuant to any provision hereof shall entitle Guarantors, by subrogation or otherwise, to the rights of Lessor to any payment by any Lessee Party or out of the property of any Lessee Party, and Guarantors hereby waive such subrogation, except after payment in full of all sums owing by the Lessee Parties to Lessor under the Lease Documents.
     10. (a) This Guaranty is being delivered in the State of New York, and the respective rights and obligations of Lessor and as a further material inducement to Lessor to enter into the Lease, the Guarantors hereunder shall be governed by and construed and enforced in accordance with the internal substantive laws of the State of New York, applicable to contracts made and to be performed entirely within said State, without reference to choice or conflict of laws, principles or provisions which might be otherwise applicable. Guarantors consent to service of process by Lessor in any action, suit or other proceeding in any court of record of the State of New York or a United States District Court located in the State of New York to enforce any or all liabilities of the Guarantors hereunder, by service of any summons, complaint, writ, judgment or other legal process or notice upon the Guarantors upon Ahmed Jamal who is hereby irrevocably designated, appointed and empowered by the Guarantors as their agent to receive and accept on its behalf service of summons, complaint or such other process in any action or legal proceeding. Guarantors (i) agree that such service shall be deemed in every respect effective service of process upon Guarantors in any such suit, action or proceeding, (ii) agree that such service shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to Guarantors, and (iii) waive the benefits of any other service of process regulations, laws or conventions to the fullest extent that it is legally able to do so.

          (b) Guarantors hereby irrevocably submit and consent to the jurisdiction of any court of record of the State of New York or a United States District Court located in the State of New York over the person of the Guarantors and the Guarantors hereby waive any claim that any such court is an inconvenient forum and any objection to the laying of venue in any such court. Guarantors hereby represent and warrant that the Guarantors are not entitled to claim sovereign or diplomatic immunity as to its person or assets and hereby waives and expressly disclaims any such immunities. In any action, suit or proceeding arising out of or in connection with this Guaranty, the prevailing party shall be entitled to all reasonable attorneys’ fees, court costs and other out-of-pocket costs and disbursements incurred in such action, suit or proceeding. Guarantors hereby waive trial by jury.
          (c) The foregoing notwithstanding, Guarantors agree that nothing in this Guaranty shall affect or limit service of process in any manner permitted by law, or limit any right to bring proceedings against Guarantors in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
     11. Guarantors represent and warrant to Lessor as follows:
          (a) No Guarantor is in material default under the terms, covenants or conditions of any agreement to which it is a party or by which it is bound, such as would materially and adversely affect such Guarantor’s ability to carry out the terms, covenants and conditions of this Guaranty.
          (b) Each Guarantor has the full power, authority and legal right to execute and deliver, and to perform and observe the provisions of, this Guaranty, including the payment of all moneys hereunder, and any and all financial information (oral or written) which such Guarantor has supplied, or caused to be supplied, to Lessor is complete, true and accurate as of the date supplied. This Guaranty constitutes the legal, valid and binding obligation of each Guarantor and is enforceable in accordance with its terms.
          (c) No Guarantor is in violation of any decree, ruling, judgment, order or injunction applicable to it, or any law, ordinance, rule or regulation of whatever nature which taken alone or in the aggregate, would materially and adversely affect such Guarantor’s ability to carry out any of the terms, covenants and conditions of this Guaranty. There are no actions, proceedings or investigations pending or to the actual knowledge of any Guarantor, threatened in writing against or affecting any Guarantor (or any basis therefor known to any Guarantor) before or by any court, arbitrator, administrative agency or other governmental authority or entity, which, taken alone or in the aggregate, if adversely decided, would materially and adversely affect any Guarantor’s ability to carry out any of the terms, covenants and conditions of this Guaranty.
          (d) No authorization, approval, consent or permission (governmental or otherwise) of any court, agency, commission or other authority or entity is required for the due execution, delivery, performance or observance by any Guarantor of this Guaranty or for the payment of any sums hereunder. Each Guarantor agrees that if any such authorization, approval, consent, filing or permission shall be required in the future in order to permit or effect performance of the obligations of such Guarantor under this Guaranty, such Guarantor promptly shall inform Lessor or any of its successors or assigns and shall obtain such authorization, approval, consent, filing or permission.
          (e) Neither the execution or delivery of this Guaranty, nor the consummation of the transactions herein contemplated, nor the observance, performance or compliance with the terms, covenants or conditions hereof, conflict or will conflict with, or result in a breach of, any agreement or instrument to which any Guarantor is a party or by which it is bound, or constitutes or will constitute a default thereunder.

          (f) The financial statements furnished to Lessor for the Guarantors fairly present the respective financial condition of the Guarantors as of such dates in accordance with generally accepted accounting principles, consistently applied or in accordance with international financial reporting standards, and since the date of each of such financial statements, there has been no material adverse change in such condition. For purposes of this paragraph, the term “material adverse change” shall mean a reduction, by more than 10%, in the Guarantors’ (i) net worth as reflected (or would be reflected) on the balance sheet of such entity for such prior quarter or prior calendar year, as the case may be, or (ii) revenues as reflected (or would be reflected) on the statement of revenue and expenses of such entity for such prior quarter or prior calendar year, as the case may be.
     12. Guarantors agrees that Guarantors will, at any time and from time to time, within ten (10) days after Lessor’s request therefor (but not more often than once each calendar quarter) and, additionally, within 60 days after the end of each calendar year, during the term of the Lease, execute, acknowledge and deliver to Lessor a statement (the “Guarantors Certificate”) certifying (a) that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that this Guaranty is in full force and effect as modified and stating such modifications), (b) to Guarantors’ knowledge whether or not there are any existing claims, counterclaims, set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions of this Guaranty, and (c) that each of the representations of Guarantors, as set forth above (excluding the representations in Section 11(f) above), are true and correct as of the date of such certificate, as if made on and as of such date. Guarantors agree that the Guarantors Certificate may be relied on by anyone holding or proposing to acquire any interest in the Premises or providing credit to Lessor or by any mortgagee or prospective mortgagee, or lessee or prospective lessee, of the Premises or of any interest therein.
     13. For purposes hereof, Guarantors shall be deemed to have breached Guarantors’ obligations under this Guaranty and be in default hereunder in the event that any of the following events (each, a “Default”) shall occur:
          (a) Guarantors’ failure to make any payment to Lessor of the Guaranteed Obligations and/or any other amount to be paid by Guarantors under this Guaranty;
          (b) Guarantors’ failure to deliver the Guarantors Certificate timely in accordance with the provisions of this Guaranty and such failure continues for a period of ten (10) days after written notice thereof from Lessor to Guarantors;
          (c) Any of the representations of any Guarantor shall be untrue when made in any material respect, or (except with respect to the representations in Section 11(f)) shall become untrue in any material respect after the date hereof (as if made on such later date); provided, however, that if the breach of such representation or warranty is capable of being cured by any Guarantor, and if a Guarantor cures such breach within thirty (30) days after written notice thereof from Lessor, then no Event of Default shall be deemed to have occurred;
          (d) Any Guarantor, or any entity with which any Guarantor consolidates for financial reporting purposes, makes an assignment for the benefit of creditors or petitions or applies to any court for the appointment of a trustee or receiver for itself or for any part of its assets, or commences any proceedings under any bankruptcy, insolvency, readjustment of debt or reorganization statute or law of any jurisdiction, whether now or hereafter in effect; or if any such petition or application is filed or any such proceedings are commenced, and such entity by any act approves thereof, consents thereto or acquiesces therein; or an order is entered appointing any such trustee or receiver, or adjudicating such entity bankrupt or insolvent, or approving the petition in any such proceeding, or if any petition or application for any such proceeding or for the appointment of a trustee or receiver is filed by any third party against any Guarantor or any entity with which any Guarantor consolidates for financial reporting purposes or their respective assets or any portion thereof, and any of the aforesaid proceedings is not dismissed within sixty (60) days of its filing; or
          (e) Any Guarantor shall fail to perform any of its obligations hereunder (not specifically listed in items (a) or (b) of this Section 13 above) timely in accordance with the provisions of this Guaranty and such failure continues for a period of thirty (30) days after written notice thereof from Lessor.
     A Default by Guarantors under this Guaranty shall be deemed to constitute a default by Lessee under the Lease.
     14. It is a condition of the granting, execution and delivery of the Lease Documents by Lessor that Guarantors execute and deliver this Guaranty, and Guarantors acknowledge that Guarantors are receiving consideration from the Lessee Parties and are executing and delivering this Guaranty in consideration thereof.
     15. If Lessor is obligated by any bankruptcy or other law to repay to any Lessee Party or any Guarantor or to any trustee, receiver or other representative of any of them, any amounts previously paid, then this Guaranty shall be reinstated in the amount of such repayment. Lessor shall not be required to litigate or otherwise dispute its obligations to make such repayments if it is in good faith and on the advice of counsel believes that such obligation exists.
     16. Intentionally Omitted.
     17. Financial Statements and Reports. Each Guarantor shall furnish or cause to be furnished to Lessor from time to time the following financial statements and reports and other information:
     Section 1.1. (a) Within ninety (90) days of the end of each calendar year, each Guarantor shall furnish to Lessor an annual financial statement of such Guarantor, certified by such Guarantor. Such financial statement shall include a balance sheet, an income statement, liquidity statement, cash flow statement, a statement of all contingent liabilities, a list of all real estate owned (detailing, if applicable, the following: property address, type of property, appraised value, name of mortgagee, amount of mortgage, net operating income, cash flow, debt, debt service, and debt maturities) and to be supplemented by such detail and supporting data and schedules as Lessor may from time to time reasonably determine;
     Section 1.2. (b) Concurrently with the filing thereof but in no event later than October 15 of each fiscal year, copies as signed of all Federal and state income tax returns for the previous year; and
          (c) Such other financial information and documentation as may be reasonably requested by Lessor.
     Section 1.3. Submission of any financial statement, tax return or other document by any Guarantor in the future pursuant to this Section 17 shall constitute a representation and warranty from Guarantors to Lessor that such statement, return or other document is true, accurate and complete in all material respects and fairly presents such Guarantor’s financial condition as of the dates thereof.

     18. Miscellaneous.
          (a) No Waiver; Remedies Cumulative. No failure or delay on the part of Lessor to exercise any right, power or privilege under this Guaranty, and no course of dealing between Lessor, the Lessee Parties and Guarantors shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative to, and not exclusive of, any rights or remedies, which Lessor would otherwise have under any other document or at law or in equity. No notice to or demand on the in any case shall entitle Guarantors to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Lessor to any other or further action in any circumstances without notice or demand.
          (b) Modifications in Writing. No modification, change, waiver or amendment of this Guaranty shall be deemed to be made unless in writing signed by Lessor and Guarantors’ Representative.
          (c) Transferability. Guarantors may not assign their rights, duties or obligations under this Guaranty to any person or entity without the prior written consent of Lessor, which may be granted or withheld in Lessor’s sole discretion.
          (d) Successors and Assigns. The covenants, terms, and conditions of this Guaranty shall be binding upon the permitted successors and assigns of Guarantors and shall inure to the benefit of Lessor and its successors and assigns (i.e., any successor or assignee of Lessor that holds an interest in any Lease Document).
          (e) Time of the Essence. Time is of the essence with regard to the payment of any amounts due hereunder and the performance of the covenants, terms, and conditions hereof.
          (f) Severability. Every provision of this Guaranty is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction, to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. The invalidity, illegality or unenforceability of any provision of this Guaranty shall not affect or impair the validity, legality or enforceability of any other provision.
          (g) Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Guaranty.
          (h) Construction. Guarantors acknowledge and agree that they have been represented by separate legal counsel in connection with all aspects of the transactions contemplated hereunder including, without limitation, the drafting, negotiation and preparation of this Guaranty. This Guaranty has been prepared by both Lessor and Guarantors and shall not be construed as if it had been prepared only by Lessor or Guarantors, but rather as if Lessor and Guarantors had prepared this Guaranty collectively.
          (i) Joint and Several Liability. Notwithstanding anything to the contrary contained herein, the representations, warranties, covenants and agreements made by Guarantors herein, and the liability of Guarantors hereunder, are joint and several.
          (j) Counterparts. This Guaranty may be executed for the convenience of the parties in several counterparts, which are in all respects similar and each of which is to be deemed to complete in and of itself, and any one of which may be introduced in evidence or used for any other purpose without the production of the other counterparts thereof.
          (k) Guarantors’ Representative.
          (a) (i) Guarantors hereby irrevocably constitute and appoint Ahmed Jamal as their true and lawful attorney-in-fact and agent (the “Guarantors’ Representative”) with full power of substitution to: (A) do and perform each and every act and thing necessary and requisite to be done on Guarantors’ behalf to consummate the transactions contemplated by this Guaranty and the other Lease; (B) accept on behalf of Guarantors service of process and any notices required to be served on Guarantors; (C) execute on behalf of Guarantors any amendment or waiver to this Guaranty or any other Lease; and (D) take all actions to be taken by the Guarantors under this Guaranty or the Lease.
          (b) (ii) Guarantors hereby agree that: (A) in all matters in which action by the Guarantors is required or permitted, the Guarantors’ Representative is authorized to act on behalf of Guarantors, notwithstanding any dispute or disagreement among any of the Guarantors, and Lessor shall be entitled to rely on any and all action taken by the Guarantors’ Representative under this Agreement or the Lease without any liability to, or obligation to inquire of, any Guarantor, notwithstanding any knowledge on the part of Lessor of any such dispute or disagreement; (B) notice to the Guarantors’ Representative, delivered in the manner provided in Section 31 of the Lease, and to the address of the Lessee set forth in Section 31 of the Lease, shall be deemed to be notice to the Guarantors’ Representative and each Guarantor; (C) the power and authority of the Guarantors’ Representative, as described in this Guaranty, shall continue in full force until all rights and obligations of Guarantors under this Guaranty shall have terminated, expired or been fully performed.
          (c) (iii) Guarantors agree that, notwithstanding the foregoing, at the request of Lessor, Guarantor shall take all actions necessary or appropriate to consummate the transaction contemplated hereby individually on Guarantor’s own behalf, and delivery of each and every document required of each such Guarantor pursuant to the terms hereof.
     19. Release of Principals.
          (a) For the purposes of this Guaranty:
               (i) the term “Lease Default” shall mean either an Event of Default (as defined in the Lease), any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default (as defined in the Lease), a Default (as defined in Section 13 above) or any event which, with the giving of notice or the passage of time, or both, would constitute a Default (as defined in Section 13 above).
               (ii) the term “Loan” shall mean that certain loan, in the original principal amount of [***] from Lessor to Lessee made on or about the date hereof;
               (iii) the term “Loan Agreement” shall mean that certain Loan Agreement, dated as of the date hereof, by and between Lessor, as lender, and Lessee, as borrower, evidencing the Loan, as the same may be amended, modified or supplemented from time to time;

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

               (iv) the term “Loan Default” shall mean an Event of Default (as defined in the Loan Documents) or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default (as defined in the Loan Documents);
               (v) the term “Loan Documents” shall have the meaning set forth in the Loan Agreement;
               (vi) the term “Loan Obligations” shall mean the “Obligations” (as defined in the Loan Agreement);
               (vii) the term “Principals” shall mean Ahmed Jamal, Salah AlJamal, Saleh ElJamal and Khalil ElJamal;
               (viii) the term “Release Date” shall mean the later to occur of (A) five (5) years after the date of execution of this Guaranty, and (B) the date upon which all amounts due and owning under the Loan Documents (including, but not limited to, the Principal Balance (as defined in the Loan Documents), accrued but unpaid interest and fees payable to the Lender (as defined in the Loan Documents)) have repaid in full and all other Obligations have been fully satisfied (the date described in this subsection (B), the “Satisfaction Date”); provided, however, that if a Trigger Event has occurred prior to the later of the dates described in subsections (A) and (B) above, then the Release Date shall mean the later to occur of (x) ten (10) years after the date of execution of this Guaranty, and (y) five (5) years after the Satisfaction Date; and (ix) the term “Trigger Event” shall mean the occurrence of two or more of the following events, in any combination, in any twelve (12) month period prior: (A) an Event of Default (as defined in the Loan Documents), (B) an Event of Default (as defined in the Lease), or (C) a Default (as defined in Section 13 above).
          (b) Effective as of the Release Date, the Principals shall be released from any further liability or obligation under this Guaranty; provided, however that if a Lease Default or a Loan Default exists on the Release Date, then the Principals shall not be so released unless and until Lessee or Guarantors cure such Lease Default or Loan Default (and the Release Date, as defined in subsection (a)(viii) above, shall be extended until all such Lease Defaults and Loan Defaults have been cured).
     IN WITNESS WHEREOF, Guarantors have executed this Guaranty under seal as of the date first above written.

/s/ Ahmed Jamal
Ahmed Jamal

/s/ Salah AlJamal
Salah AlJamal

/s/ Saleh ElJamal
Saleh ElJamal

/s/ Khalil ElJamal
Khalil ElJamal

CPD Properties NY, LLC

	By:	/s/ Saleh ElJamal

		Name:	Saleh ElJamal

		Title:	Treasurer

`	Chestnut Marts, Inc.

	By:	/s/ Saleh ElJamal

		Name:	Saleh ElJamal

		Title:	Treasurer

CM of Dolson, Inc.

	By:	/s/ Saleh ElJamal

		Name:	Saleh ElJamal

		Title:	Treasurer

CM of Fishkill, Inc.

	By:	/s/ Saleh ElJamal

		Name:	Saleh ElJamal

		Title:	Treasurer

CM of Highland, Inc.

	By:	/s/ Saleh ElJamal

		Name:	Saleh ElJamal

		Title:	Treasurer

CM of Montgomery, Inc.

	By:	/s/ Saleh ElJamal

		Name:	Saleh ElJamal

		Title:	Treasurer

CM of Newburgh, Inc.

	By:	/s/ Saleh ElJamal

		Name:	Saleh ElJamal

		Title:	Treasurer

CM of Norwalk, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

CM of Pleasant Valley, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Greenburgh Food Mart, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Hyde Park Food Mart, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

LaGrange Food Mart, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Middletown Food Mart, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Milan Food Mart, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Monroe Food Mart 123, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Yorktown Food Mart, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

CPD Energy Corp.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

NY1MS, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

NJMS, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Petropreneur Brothers, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Chestnut Rite Stop, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Chestnut Star Mart, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

CM of Gardiner, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Super Pumper, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

CM of POK, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

CPD Properties, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Chestnut Service Center, Inc.

By:	/s/ Violet K. Jamal

	Name:	Violet K. Jamal

	Title:	Vice President

CPD Group Management Corp.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Chestnut Petroleum Dist, Inc.

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

CPD Parent Properties, LLC

By:	/s/ Saleh ElJamal

	Name:	Saleh ElJamal

	Title:	Treasurer

Exhibit “C”
Form of Letter of Credit
See Attached

M and T Bank
Trade Finance Operations
1800 Washington Boulevard 8th Floor, MC-MD1-MP37
Baltimore, MD 21230
Tel: Letters of Credit: (410) 244-4475 / 4587
Tel: Collections: (410) 244-4566
SWIFT: MANTUS33INT
Irrevocable
Standby Letter of Credit No.
SB1325030001

Beneficiary:	Applicant:
GTY NY LEASING, INC.	CHESTNUT PETROLEUM DIST., INC.
125 JERICHO TURNPIKE, SUITE 103	536 MAIN STREET
JERICHO, NY 11753, United States	NEW PALTZ, NY 12561 United States

Date of Issue:	Date and Place of Expiry:
January 13, 2011	January 13, 2012 AT ISSUING BANK’S COUNTERS
[***]
ATTENTION: CREDIT DEPARTMENT
WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN FAVOR OF GTY NY LEASING, INC. (“GTY”) FOR THE ACCOUNT OF CHESTNUT PETROLEUM DIST., INC. IN THE AMOUNT OF [***] DOLLARS AVAILABLE AT M AND T BANK BY PAYMENT AGAINST YOUR DRAFTS AT SIGHT TO BE ACCOMPANIED BY:
A SIGNED STATEMENT BY A REPRESENTATIVE OF GTY THAT “THE AMOUNT DRAWN UNDER THIS LETTER OF CREDIT REPRESENTS AN AMOUNT OWED TO GTY AND UNPAID BY CHESTNUT PETROLEUM DIST., INC.”
PARTIAL DRAWINGS PERMITTED.
THIS LETTER OF CREDIT SHALL EXPIRE ON JANUARY 13, 2012, PROVIDED, HOWEVER, THAT IT SHALL BE DEEMED AUTOMATICALLY RENEWED WITHOUT AMENDMENT FOR AN ADDITIONAL 365 DAYS FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE HEREOF, UNLESS 130 DAYS PRIOR TO ANY SUCH DATE, GTY SHALL HAVE RECEIVED NOTICE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR OVERNIGHT COURIER, THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD.
ALL DRAFTS DRAWN UNDER THIS LETTER OF CREDIT MUST SPECIFY PAYMENT INTO [***].

[***]
INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

M & T BANK
IF OUR BUSINESS WOULD BE INTERRUPTED BY REASON OF ANY OCCURRENCE DESCRIBED IN ARTICLE 36 OF UCP 600 OR FOR ANY OTHER REASON, AND THIS CREDIT BY ITS TERMS WOULD EXPIRE DURING SUCH PERIOD OF INTERRUPTION, WE HAVE BEEN AUTHORIZED BY APPLICANT, AND WE AGREE, TO EXTEND THE EXPIRATION DATE OF THIS CREDIT FOR A PERIOD OF SEVEN BANKING DAYS FROM THE DATE OF RECEIPT BY BENEFICIARY OF WRITTEN NOTIFICATION FROM US (SENT BY CERTIFIED MAIL, REGISTERED MAIL, OR COMMERCIAL COURIER) THAT OUR NORMAL BUSINESS HAS BEEN RESUMED.
WE ENGAGE WITH YOU THAT DRAFTS DRAWN AND PRESENTED UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED.
THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 600.
VERY TRULY YOURS,

PHYLLIS MALEKIANI
VICE PRESIDENT

Exhibit “D”
Applicable Prime Leases
1)
Lease Agreement dated June 20, 1959, by and between Mary Marotta Eurillo Revocable Living Trust, successor-in-interest to Dominick Eurillo and ExxonMobil Oil Corporation, successor by merger to Mobil Oil Corporation, f/k/a Socony Mobil Oil Company, Inc. and evidenced by a Memorandum of Lease dated August 10, 1959 and recorded in Liber 5959, Page 217, as modified by Amendment to Lease dated September 13, 1959, as further modified by Lease Renewal dated January 4, 1968, as further modified by Lease Amendment Agreement, dated March 11, 1983, as further modified by Lease Amendment Agreement dated August 24, 1987 and evidenced by a Memorandum of Lease dated December 28, 1987, as modified by Lease Modification Agreement dated February 11, 2009. (SS#17888)

2)
Lease Agreement dated February 13, 1987 by and between Don Maur Development Corporation, successor-in-interest to John M. Sharts and ExxonMobil Oil Corporation, successor-in-interest to Mobil Oil Corporation and evidenced by a Memorandum of Lease dated January 7, 1988, as modified by Lease Modification Agreement dated March 3, 2009. (SS#17888)

3)
Access Agreement and Lease of Use of State-Owned Property dated June 23, 1992 by and between New York State Department of Transportation and ExxonMobil Oil Corporation, successor-in-interest to Mobil Oil Corporation. (SS#16126)

4)
Lease Agreement dated 1992 by and between Maxso Realty Inc. and ExxonMobil Oil Corporation, successor-in-interest to Mobil Oil Corporation and evidenced by a Memorandum of Lease dated November 4, 1992 and recorded April 1, 2993 at Liber 10546, Page 225, as modified by Lease Modification Agreement dated July 12, 2010. (SS#11741)

5)
Lease Agreement dated May 14, 1963 by and between Yorktown Associates Company, successor-in-interest to Rochelle Securities Corp., successor in title to Map Realty Associates, successor in title to Triangle Shopping Centers, Inc. and ExxonMobil Oil Corporation, successor by merger to Mobil Oil Corporation, f/k/a Socony Mobil Oil Company, Inc., as modified by Modification Agreement, dated August 20, 1963, as further modified by Modification Agreement, dated December 23, 1963, as evidenced by Memorandum of Lease and Starter Agreement dated December 24, 1963 and recorded October 17, 1968 in Liber 6815, Page 158, as further modified by Modification and Extension of Sublease dated November 18, 1985, as further modified by Sublease Modification Agreement dated November 19, 1998. (SS#11613)

6)
Lease Agreement dated May 4, 1992 by and between Silver Bell Company, Limited Partnership, successor-in-interest to Silver Bell Company and ExxonMobil Oil Corporation, successor by merger to Mobil Oil Corporation and evidenced by a Memorandum of Lease dated April 19, 1993 and recorded July 19, 1993 as Liber 10624, Page 65, as modified by Lease Modification Agreement dated March 9, 2010. (SS#11603)

7)	Lease Agreement dated January 28, 1980 by and between Jack Hilbert and Hella Hilbert, as evidenced by a Memorandum of Lease, dated February 25, 1980 and recorded in Liber 7618, Page 719. (SS#11540)

8)
Lease Agreement dated April 27, 1966 by and between Bow Ridge Associates, LLC, as successor in title to Bow Ridge Associates, as successor in title to Jacob Abramson, Richard S. Abramson, Diane R. Abramson, Daniel H. Abramson, and Debra M. Lewis, as tenants in common, as successors in title to Bowridge, Inc. and ExxonMobil Oil Corporation, successor by merger to Mobil Oil Corporation and evidenced by a Memorandum of Lease dated December 20, 1966 and recorded in Liber 6682, Page 669, as modified by Lease Amendment dated December 6, 1966, as affected by Lease Renewal Agreement dated June 12, 1986 and evidenced by a Memorandum of Lease Renewal dated May 14, 1987 and recorded in Liber 8931, Page 304, as further modified by Lease Amendment dated February 28, 1996, as further modified by Lease Modification Agreement dated September 1996. (SS#10714)

9)
Lease Agreement dated May 10, 1998 by and between Fleetwood Properties, LLC, successor-in-interest to Samuel S. Allar, as Trustee under Will of Harry Allar, deceased and ExxonMobil Oil Corporation, successor by merger to Mobil Oil Corporation and evidenced by a Memorandum of Lease, dated August 25, 1990 and recorded September 28, 1990 in Liber 9899, Page 295, as modified by Lease Modification Agreement dated October 22, 2008 and evidenced by a Memorandum of Lease Modification dated October 22, 2008 and recorded on January 26, 2009 as Control No. 490160296. (SS#10684)

10)
Lease Agreement dated July 13, 1987 by and between M. Dorothy Fitzgerald and ExxonMobil Oil Corporation, successor by merger to Mobil Oil Corporation and evidenced by Memorandum of Lease dated February 17, 1993 and recorded on April 2, 1993 in Liber 1192, Page 179, as modified by L ease Modification Agreement dated October 7, 1996, as further modified by Lease Modification Agreement dated October 14, 2009 and evidenced by Memorandum of Lease Modification dated October 14, 2009. (SS#10241)

11)
Lease Agreement dated February 17, 1999 by and between Florence C. Petrosino and Vincent S. Petrosino, as Trustees of Survivor’s Trust A, a division of the Vincent & Florence Petrosino Trust created November 8, 1996, Albert G. Petrosino and Louis J. Petrosino and ExxonMobil Oil Corporation, successor by merger to Mobil Oil Corporation and evidenced by a Memorandum of Lease, dated February 17, 1999 and recorded on June 13, 2000 under Control No. 401600114, as modified by Ratification and Modification of Lease Agreement dated May 10, 2005, as affected by that Letter, dated January 8, 2008, as further modified by Lease Modification Agreement dated June 30, 2010 and evidenced by Memorandum of Lease Modification dated June 30, 2010. (SS#10345)

12)
Lease Agreement dated August 29, 1991 by and between John J. Lease, Jr. and Richard F. Lease and ExxonMobil Oil Corporation, successor by merger to Mobil Oil Corporation and evidenced by a Memorandum of Lease dated August 28, 1991, as modified by Lease Modification Agreement dated March 15, 1999, as assigned by Assignment of Lease dated May 8, 2000 by and between Lease and Mobil LLC, as affected by that Letter dated May 26, 2005. (SS#10885)

13)	Lease Agreement dated March 5, 1999 by and between John J. Lease, Jr. and Richard F. Lease and ExxonMobil Oil Corporation. (SS#10885)

14)
Lease Agreement dated March 19, 1957 by and between Richard Finnerman, Samuel Finnerman and Walter Finnerman, d/b/a Crimswal Realty Company, successor in title to Crimswal Realty Corp. and ExxonMobil Oil Corporation, successor by merger to Mobil Oil Corporation, f/k/a Socony Mobil Oil Company, Inc., and recorded on May 2, 1957 in Liber 943 Page 42, as affected by Agreement dated June 4, 1981 and recorded on August 26, 1981 in Liber 1564 Page 527, as further affected by Agreement dated August 13, 1986, as evidenced by a Memorandum of Lease recorded on October 21, 1987 in Liber 1771, Page 514, as modified by Lease Modification Agreement dated October 2, 1996. (SS#11796)

15)
Lease Agreement dated March 16, 1992 by and between Helen Kane and ExxonMobil Oil Corporation, successor by merger to Mobil Oil Corporation and evidenced by Memorandum of Lease dated Mary 16, 1992 and recorded on January 20, 1993 in Liber 1184, Page 87, as modified by Lease Modification Agreement dated May 12, 2008, as further modified by Lease Modification Agreement dated May 13, 2009 and evidenced by Memorandum of Lease Modification dated May 13, 2009 and recorded on July 28, 2009 in Liber 1835 Page 20. (SS#13079)

16)
Lease Agreement dated October 24, 1979 between Joel Markowitz, Scott Markowitz, Michele Reichert, Sylvia Markowitz Living Trust, and Isadore Markowitz Family LLC, as successors in title to the original signatories, as landlord, and ExxonMobil Oil Corporation, successor by merger to Mobil Oil Corporation, as tenant, as evidenced by a Memorandum of Lease recorded on January 21, 1980 in Liber 2155 Page 721, as modified by Lease Extension and Modification Agreement dated October 30, 1986 and recorded I n Liber 2725 Page 341. (SS#13088)